UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-34494

Name of Registrant: VANGUARD INSTITUTIONAL INDEX FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2003  - December 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) INSTITUTIONAL INDEX FUND
DECEMBER 31, 2003

Annual Report
[Cover Art]

The Vanguard Group(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

CONTENTS

 1   LETTER FROM THE CHAIRMAN
 7   FUND PROFILE
 8   GLOSSARY OF INVESTMENT TERMS
 9   PERFORMANCE SUMMARY
10   YOUR FUND'S AFTER-TAX RETURNS
11   FINANCIAL STATEMENTS

SUMMARY

* Vanguard Institutional Index Fund returned 28.7% in 2003, which matched the return of its target benchmark.

* Every major stock sector advanced, helping the fund to record its best year since 1998.

* Technology stocks led the way with a 45.5% gain.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Both share classes of Vanguard Institutional Index Fund returned 28.7% in 2003, as U.S. stocks rebounded sharply after a three-year bear market.

[PHOTOS--John J. Brennan]


---------------------------------------------------
2003 TOTAL RETURNS                FISCAL YEAR ENDED
                                        DECEMBER 31
---------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
  Institutional Shares                        28.7%
  Institutional Plus Shares                   28.7
S&P 500 Index                                 28.7
Average Large-Cap Core Fund*                  25.6
---------------------------------------------------

*Derived from data provided by Lipper Inc.


Your fund's returns matched the 28.7% return of the fund's benchmark, the Standard & Poor's 500 Index, and surpassed the 25.6% average return of its peer fund group.

The adjacent table provides the total returns for your fund (both the Institutional Shares and the Institutional Plus Shares) and its comparative measures. The per-share components of the fund's total returns--starting and ending net asset values, as well as income distributions--are presented in a table on page 6.

STOCKS LEAPED AHEAD AFTER YEARS OF DECLINE

Three straight years of stock market declines ended in a spectacular fashion in 2003. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 31.6% for the 12 months.

The start of combat operations in Iraq in mid-March and the subsequent quick end to that phase of the engagement relieved months of anticipation and uncertainty that had cast a pall over the financial markets. Other factors also contributed to investors' optimism: the Federal Reserve Board's cutting short-term interest rates to a 45-year low; a falling U.S. dollar, which aided businesses dependent on exports and profits from operations overseas; mortgage rates' hitting four-decade lows, which spurred further home-buying and freed up cash through refinancing; tax cuts and refunds to consumers who were more than willing to spend the windfall; a spike in spending by businesses to replenish inventories and equipment; and the economy's strong growth, which reached an annual rate of 8.2% in the third quarter.

The rebound was impressive across all stock market segments and industry sectors. By most gauges of performance, growth and value stocks--whose prices reflect either a premium or a discount relative to company earnings, book value, or other measures--provided similar returns. However, as a group small-capitalization stocks outpaced large-caps by a substantial margin, with the small-cap Russell 2000 Index outperforming the mid-to-large-cap Russell 1000 Index by 17.4 percentage points. Among sectors, technology stocks--the group that contributed the most to both the bull market of the late 1990s and the subsequent bear market--made the largest gains.

Meanwhile, overseas markets--particularly emerging markets--posted results that surpassed those in the United States. For U.S.-based investors, the falling dollar augmented returns from securities denominated in most other currencies.

"JUNK" REIGNED SUPREME, AND YIELDS HIT NEW LOWS

Investors' renewed appetite for risk was evident not just in the equity markets, but on the fixed income side as well. Bonds from companies with below-investment-grade credit ratings (popularly known as "junk" bonds) surged 29.0% during the 12 months, as measured by the Lehman Brothers High Yield Bond Index.

--------------------------------------------------------------------------------
Market Barometer                                Average Annual Total Returns
                                            Periods Ended December 31, 2003
                                         -----------------------------------
                                             One          Three         Five
                                            Year          Years        Years
--------------------------------------------------------------------------------
STOCKS
  Russell 1000 Index (Large-caps)          29.9%          -3.8%        -0.1%
  Russell 2000 Index (Small-caps)          47.3            6.3          7.1
  Wilshire 5000 Index (Entire market)      31.6           -2.5          0.4
  MSCI All Country World Index Free
    ex USA (International)                 41.4           -1.0          1.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               4.1%           7.6%         6.6%
    (Broad taxable market)
  Lehman Municipal Bond Index               5.3            6.7          5.8
  Citigroup 3-Month Treasury Bill Index     1.1            2.3          3.5
================================================================================
CPI
  Consumer Price Index                      1.9%           1.9%         2.4%
--------------------------------------------------------------------------------

At the other extreme of the credit-quality spectrum, U.S. Treasury securities at first seemed poised for a fourth straight year of outstanding gains. By June, the rising price of the 10-year Treasury note drove its yield down to just above 3%--a level not seen since Dwight D. Eisenhower occupied the Oval Office. However, the prices of Treasuries fell subsequently, and by year-end the 10-year note's yield stood at 4.25%, up 44 basis points (0.44 percentage point) from the beginning of the year. Treasuries' total returns (which include interest income) for the full 12 months were still in positive territory, but barely so. Mortgage-backed securities did only marginally better, while investment-grade corporate bonds--particularly those with longer maturities--posted solid returns. The Lehman Aggregate Bond Index, the benchmark for the broad U.S. investment-grade taxable bond market, earned 4.1%.

As mentioned earlier, short-term interest rates also hit historical lows during the year. On top of rate cuts made in previous years to bolster the economy, the Fed slashed the target federal funds rate in June by 25 basis points to 1.00%. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the year at 0.92%, 27 basis points lower than at the start of 2003.

AFTER A SLOW START, THE FUND SURGED IN THE SPRING

Vanguard Institutional Index Fund--like the S&P 500 itself--began the year with a small step backward. At the end of the first quarter, the fund's Institutional Shares had a return of -3.2%, continuing the negative pattern that had dominated the market since early 2000. However, once investor sentiment turned positive beginning in late March, stocks scarcely looked back for the rest of the year. The fund's Institutional Shares posted consecutive quarterly gains of 15.4%, 2.6%, and 12.2% to close 2003 with a one-year total return (including reinvested distributions) of 28.7%, the best performance since a 28.8% advance in 1998.

--------------------------------------------------------------------------------
The fund's gains were broadly based, reflecting strength in all corners of the market.
--------------------------------------------------------------------------------

Every S&P 500 sector advanced approximately 15% or more. Technology stocks, the index's second-largest group, led the way with a 45.5% gain as investors anticipated a boost in sales of tech equipment and services. Both financial services and consumer discretionary stocks in the fund posted gains of about 30% as optimism spread that the U.S. economy was recovering after several years of treading water. Materials & processing stocks, a relatively small sector, more than carried their weight with a 37.1% gain. So did the multisector companies in the "other" category. These 11 stocks--which include General Electric, 3M, and Tyco--jumped 36%. A few sectors underperformed the broad market but still posted healthy gains. Consistent with their history of providing more modest returns during bull markets, consumer staples (up 17.8%) and utilities (up 16.2%) trailed the parade. Health care companies (up 14.9%) also lagged the market.

A STURDY RECORD OF OUTPERFORMANCE

For investors in Vanguard Institutional Index Fund, the ups and downs of recent years have been dizzying to say the least. But the fund's long-term performance continues to prove the merits of index investing. As shown in the adjacent table, the Institutional Shares' ten-year annualized return of 11.1% a year is
2.2 percentage points higher than that provided by funds investing in the same market segment--the vast majority of which are actively managed. The cumulative effect of this outperformance is illustrated by the hypothetical balances in the right-hand column.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                         AVERAGE                  FINAL VALUE OF
                                          ANNUAL                       A $10,000
                                          RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares                     11.1%                     $28,720,067
S&P 500 Index                              11.1                       28,562,712
Average Large-Cap Core Fund                 8.9                       23,353,217
--------------------------------------------------------------------------------



                                                           JULY 7, 1997* THROUGH
                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                         AVERAGE                FINAL VALUE OF A
                                          ANNUAL                    $200,000,000
                                          RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares                 4.7%                    $269,856,390
S&P 500 Index                               4.6                      268,064,741
Average Large-Cap Core Fund                 3.2                      245,997,296
--------------------------------------------------------------------------------
*Share-class inception.



The fund's competitive advantages, which include broad diversification and low turnover, are difficult for our competitors to overcome because they, on average, have to bear far higher operating expenses in trying to beat the market. As the table above shows, clients who invested $10 million in the fund's Institutional Shares over the past ten years would have received nearly $5.4 million more in returns than institutions invested in a fund posting the average returns for the industry. While we believe that actively managed funds--especially those with stable management, consistently executed strategies, and low costs--have a place in many portfolios, the success of Vanguard Institutional Index Fund is powerful evidence that a diversified, low-cost index fund is an ideal long-term investment for any organization that places a high priority on fiduciary responsibility as it seeks to fulfill its mission.

It's worth noting that, when it comes to tracking an index, your fund's advisor, Vanguard's Quantitative Equity Group, has provided consistently stellar results. An index is a theoretical portfolio that incurs no investment expenses, making it a tough bogie to hit. Yet thanks to our proprietary tracking techniques, the Institutional Index Fund slightly outperformed the S&P 500 Index over the ten-year period, despite the fund's real-world expenses.

KEEPING AN EVEN KEEL IN GOOD TIMES AND BAD

Although we were as pleased as anyone that the bulls returned in 2003, we always urge our shareholders to look beyond short-term trends and to focus instead on long-term performance, which varies much less than the market's year-to-year gyrations. For example, our report to you last year showed that Vanguard Institutional Index Fund, even after three consecutive years of decline, had a ten-year annualized return of 9.4%, not far from the market's annualized return over the past 75 years of approximately 10%.

Clearly, time is the ally of patient investors. Even if the stocks contained in the S&P 500--and therefore owned by the Institutional Index Fund--should reverse course in 2004 and post disappointing results, a buy-and-hold approach will remain the best way for stock investors to seek long-term growth of capital. And the Institutional Index Fund will remain one of the best ways to invest in U.S. stocks, because it encompasses the bulk of the market's capitalization.

Of course, successful investing typically requires holding more than one asset class. We hope that no matter what the stock and bond markets do in the short run, your institution will maintain a steady and well-diversified mix of stocks, bonds, and short-term reserves tailored to your organization's circumstances and goals. This kind of balanced, low-cost approach remains a proven way to meet long-term goals-- and Vanguard offers a full range of funds to help you execute this strategy successfully.

Staying the course is easier if you trust the company that manages your money. In light of the disturbing reports of late trading and market-timing at some competing investment management firms, I want to assure you that Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity, and our client-owned corporate structure aligns our day-to-day efforts with your long-term financial goals.

Thank you for your continued confidence in Vanguard.

Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 12, 2004


--------------------------------------------------------------------------------

YOUR FUND'S PERFORMANCE AT A GLANCE          DECEMBER 31, 2002-DECEMBER 31, 2003

                                                      DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                         STARTING         ENDING            INCOME       CAPITAL
                      SHARE PRICE    SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares     $80.45        $101.78            $1.530        $0.000
  Institutional Plus Shares 80.45         101.78             1.552         0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PROFILE
AS OF 12/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 8.
--------------------------------------------------------------------------------



INSTITUTIONAL INDEX FUND
------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          TARGET
                                FUND      INDEX*
------------------------------------------------
Number of Stocks                 502         500
Median Market Cap             $52.3B      $52.3B
Price/Earnings Ratio           22.6x       22.6x
Price/Book Ratio                3.2x        3.2x
Yield                                       1.6%
  Institutional Shares          1.6%
  Institutional Plus Shares     1.6%
Return on Equity               21.4%       21.4%
Earnings Growth Rate            7.7%        7.7%
Foreign Holdings                0.0%        0.0%
Turnover Rate                    13%          --
Expense Ratio                                 --
  Institutional Shares         0.05%
  Institutional Plus Shares   0.025%
Short-Term Reserves               0%          --
------------------------------------------------

------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
General Electric Co.                        3.0%
  (conglomerate)
Microsoft Corp.                             2.9
  (software)
ExxonMobil Corp.                            2.6
  (oil)
Pfizer Inc.                                 2.6
  (pharmaceuticals)
Citigroup, Inc.                             2.4
  (banking)
Wal-Mart Stores, Inc.                       2.2
  (retail)
Intel Corp.                                 2.0
  (electronics)
American International Group, Inc.          1.7
  (insurance)
Cisco Systems, Inc.                         1.6
  (computer hardware)
International Business Machines Corp.       1.5
  (computer hardware)
------------------------------------------------
Top Ten                                    22.5%
------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-----------------------------------------------------
VOLATILITY MEASURES
                                               TARGET
                                FUND           INDEX*
-----------------------------------------------------
R-Squared                       1.00            1.00
Beta                            1.00            1.00
-----------------------------------------------------

-----------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                               TARGET
                                FUND           INDEX*
-----------------------------------------------------
Auto & Transportation             3%               3%
Consumer Discretionary           14               14
Consumer Staples                  8                8
Financial Services               22               22
Health Care                      13               13
Integrated Oils                   4                4
Other Energy                      2                2
Materials & Processing            4                4
Producer Durables                 4                4
Technology                       16               16
Utilities                         7                7
Other                             3                3
-----------------------------------------------------

------------------------------------
INVESTMENT FOCUS

MARKET CAP                     Large
STYLE                          Blend
------------------------------------

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
AS OF 12/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

INSTITUTIONAL INDEX FUND
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003

[MOUNTAIN CHART]

--------------------------------------------------------------------------------
               INSTITUTIONAL      AVERAGE
FISCAL            INDEX FUND    LARGE-CAP         S&P 500             WILSHIRE
  YEAR  INSTITUTIONAL SHARES    CORE FUND           INDEX           5000 INDEX
--------------------------------------------------------------------------------
199312              10000000     10000000        10000000             10000000
199403               9619022      9659000         9620769              9627111
199406               9659080      9567000         9661282              9551945
199409              10130762      9977000        10133632             10071017
199412              10130849      9861000        10132048              9993539
199503              11115901     10672229        11118581             10895947
199506              12175790     11583724        12179947             11913160
199509              13145795     12461273        13147895             13001916
199512              13940247     13050047        13939444             13636045
199603              14692623     13741562        14687558             14401917
199606              15348224     14254930        15346796             15036542
199609              15826479     14718010        15821240             15461910
199612              17154678     15727917        17139978             16528416
199703              17610651     15929219        17599410             16635397
199706              20687355     18490070        20671979             19444971
199709              22239884     19882559        22220320             21341883
199712              22877769     20174199        22858438             21700346
199803              26070312     22888695        26047022             24578077
199806              26935530     23482389        26907156             25056895
199809              24263654     20787216        24230679             22042806
199812              29464430     25300463        29391062             26784944
199903              30937559     26564619        30855435             27795874
199906              33112375     28277493        33030208             29965303
199909              31048599     26553589        30967666             27983334
199912              35703417     30955117        35575394             33095286
200003              36511568     32329141        36391107             34358380
200006              35569738     31492644        35424550             32816716
200009              35250381     31280128        35081397             32872507
200012              32508159     28181538        32336475             29489841
200103              28647357     25177935        28502839             25849469
200106              30321959     26573493        30170978             27781834
200109              25867578     22706245        25742430             23363647
200112              28630174     24303759        28493018             26253618
200203              28706521     24707108        28571336             26506137
200206              24857555     21508585        24743472             23164051
200209              20586776     18071900        20468847             19269870
200212              22322079     18594806        22195909             20777185
200303              21618420     18337615        21496862             20135766
200306              24949272     21091318        24805932             23458640
200309              25606401     21841699        25462300             24329077
200312              28720067     23353217        28562712             27351227
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2003
                                   ---------------------------------
                                                                     FINAL VALUE
                                     ONE         FIVE       TEN     OF A $10,000
                                    YEAR        YEARS     YEARS       INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares            28.66%       -0.51%    11.13%      $28,720,067
Wilshire 5000 Index               31.64         0.42     10.59        27,351,227
S&P 500 Index                     28.68        -0.57     11.07        28,562,712
Average Large-Cap Core Fund*      25.59        -1.59      8.85        23,353,217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                FINAL VALUE OF A
                                     ONE      FIVE        SINCE     $200,000,000
                                    YEAR     YEARS  INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares       28.69%       -0.48%     4.73%     $269,856,390
Wilshire 5000 Index               31.64         0.42      4.99       274,220,940
S&P 500 Index                     28.68        -0.57      4.62       268,064,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003

[BAR CHART]

--------------------------------------------------------------------------------
FISCAL YEAR      TOTAL RETURN     S&P 500 INDEX
--------------------------------------------------------------------------------
       1994               1.3               1.3
       1995              37.6              37.6
       1996              23.1                23
       1997              33.4              33.4
       1998              28.8              28.6
       1999              21.2                21
       2000              -8.9              -9.1
       2001             -11.9             -11.9
       2002             -22.0             -22.1
       2003              28.7              28.7
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**July 7, 1997.
Note: See FINANCIAL HIGHLIGHTS tables on pages 20 and 21 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. Qualified dividend income is for calendar year 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2003
                                              ONE YEAR    FIVE YEARS   TEN YEARS
                                              ----------------------------------
INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
  Returns Before Taxes                          28.66%        -0.51%      11.13%
  Returns After Taxes on Distributions          28.34         -1.01       10.28
  Returns After Taxes on Distributions
    and Sale of Fund Shares                     18.99         -0.70        9.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 12/31/2003
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of TOTAL COMMON STOCKS to calculate the fund's NET ASSETS. Finally, NET ASSETS are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of PAID-IN CAPITAL (money invested by shareholders). The amounts shown for UNDISTRIBUTED NET INVESTMENT INCOME and ACCUMULATED NET REALIZED GAINS usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                           37,160,266            1,151,225
  Microsoft Corp.                                40,015,952            1,102,039
  ExxonMobil Corp.                               24,462,346            1,002,956
  Pfizer Inc.                                    28,243,641              997,848
  Citigroup, Inc.                                19,091,850              926,718
  Wal-Mart Stores, Inc.                          16,016,757              849,689
  Intel Corp.                                    24,174,382              778,415
  American International Group, Inc.              9,651,865              639,726
* Cisco Systems, Inc.                            25,548,741              620,579
  International Business Machines Corp.           6,367,143              590,107
  Johnson & Johnson                              10,984,870              567,478
  The Procter & Gamble Co.                        4,799,168              479,341
  The Coca-Cola Co.                               9,072,902              460,450
  Bank of America Corp.                           5,498,945              442,280
  Altria Group, Inc.                              7,517,221              409,087
  Merck & Co., Inc.                               8,234,579              380,438
  Wells Fargo & Co.                               6,262,177              368,780
  Verizon Communications                         10,220,348              358,530
  ChevronTexaco Corp.                             3,956,233              341,779
* Dell Inc.                                       9,475,980              321,804
  SBC Communications Inc.                        12,252,666              319,427
  United Parcel Service, Inc.                     4,160,758              310,185
* Time Warner, Inc.                              16,734,736              301,058
  Home Depot, Inc.                                8,420,509              298,844
  PepsiCo, Inc.                                   6,353,621              296,206
* Amgen, Inc.                                     4,774,098              295,039
  Eli Lilly & Co.                                 4,155,875              292,283
  Viacom Inc. Class B                             6,437,849              285,712
  J.P. Morgan Chase & Co.                         7,551,002              277,348
  Fannie Mae                                      3,596,136              269,926
  Abbott Laboratories                             5,785,884              269,622
  Hewlett-Packard Co.                            11,284,783              259,211
* Oracle Corp.                                   19,343,616              255,336
  3M Co.                                          2,904,896              247,003
* Comcast Corp. Class A                           7,398,609              243,192
  Morgan Stanley                                  4,008,374              231,965
  American Express Co.                            4,760,537              229,601
  Wachovia Corp.                                  4,899,209              228,254
  Medtronic, Inc.                                 4,485,842              218,057
  U.S. Bancorp                                    7,138,272              212,578
  Wyeth                                           4,929,042              209,238
  Bristol-Myers Squibb Co.                        7,177,295              205,271
  Merrill Lynch & Co., Inc.                       3,498,560              205,191
  Tyco International Ltd.                         7,398,588              196,063
  BellSouth Corp.                                 6,839,906              193,569
  Bank One Corp.                                  4,137,446              188,626
  Texas Instruments, Inc.                         6,404,993              188,179
  The Walt Disney Co.                             7,569,915              176,606
  The Goldman Sachs Group, Inc.                   1,752,378              173,012
  FleetBoston Financial Corp.                     3,902,967              170,365
  E.I. du Pont de Nemours & Co.                   3,689,088              169,292

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  ConocoPhillips Co.                              2,519,617              165,211
  United Technologies Corp.                       1,741,545              165,046
  Lowe's Cos., Inc.                               2,910,357              161,205
  QUALCOMM Inc.                                   2,961,129              159,694
  Anheuser-Busch Cos., Inc.                       3,015,451              158,854
* eBay Inc.                                       2,390,800              154,422
  Freddie Mac                                     2,574,813              150,163
  Dow Chemical Co.                                3,406,968              141,628
* Applied Materials, Inc.                         6,155,354              138,188
  Walgreen Co.                                    3,794,360              138,039
  Gillette Co.                                    3,744,389              137,531
  Washington Mutual, Inc.                         3,328,449              133,537
  The Boeing Co.                                  3,113,472              131,202
  Target Corp.                                    3,373,344              129,536
  UnitedHealth Group Inc.                         2,171,202              126,321
  Fifth Third Bancorp                             2,106,010              124,465
  Alcoa Inc.                                      3,202,746              121,704
  Motorola, Inc.                                  8,615,153              121,215
  Schlumberger Ltd.                               2,166,773              118,566
  MBNA Corp.                                      4,728,760              117,510
  McDonald's Corp.                                4,697,266              116,633
* EMC Corp.                                       8,894,321              114,915
* Nextel Communications, Inc.                     4,069,395              114,187
  Allstate Corp.                                  2,603,992              112,024
* Boston Scientific Corp.                         3,031,769              111,448
  First Data Corp.                                2,697,394              110,836
  General Motors Corp.                            2,075,369              110,825
  Kimberly-Clark Corp.                            1,867,098              110,327
* Yahoo! Inc.                                     2,432,816              109,890
  Ford Motor Co.                                  6,776,785              108,429
  Caterpillar, Inc.                               1,285,200              106,697
  Clear Channel Communications, Inc.              2,278,344              106,695
  Honeywell International Inc.                    3,190,480              106,658
  Emerson Electric Co.                            1,557,486              100,847
  Colgate-Palmolive Co.                           1,988,362               99,518
  Cardinal Health, Inc.                           1,602,351               98,000
  Illinois Tool Works, Inc.                       1,140,422               95,693
  The Bank of New York Co., Inc.                  2,863,093               94,826
  Metropolitan Life Insurance Co.                 2,813,493               94,730
  Schering-Plough Corp.                           5,438,441               94,574
  Marsh & McLennan Cos., Inc.                     1,962,487               93,984
  Carnival Corp.                                  2,331,419               92,627
  Gannett Co., Inc.                               1,003,302               89,454
  Sysco Corp.                                     2,395,191               89,173
  Automatic Data Processing, Inc.                 2,200,109               87,146
  Lockheed Martin Corp.                           1,668,764               85,774
* Forest Laboratories, Inc.                       1,353,279               83,633
  Prudential Financial, Inc.                      2,000,456               83,559
* Cendant Corp.                                   3,750,003               83,513
  Southern Co.                                    2,709,972               81,977
  Exelon Corp.                                    1,210,394               80,322
* AT&T Wireless Services Inc.                    10,046,567               80,272
  HCA Inc.                                        1,833,931               78,786
  BB&T Corp.                                      2,023,037               78,170
  Newmont Mining Corp. Holding Co.                1,599,120               77,733
  Lehman Brothers Holdings, Inc.                  1,004,989               77,605
  The Gap, Inc.                                   3,315,563               76,954
  International Paper Co.                         1,778,276               76,661
  Dominion Resources, Inc.                        1,200,700               76,641
  National City Corp.                             2,249,964               76,364
  FedEx Corp.                                     1,104,098               74,527
  SunTrust Banks, Inc.                            1,042,003               74,503
  Guidant Corp.                                   1,151,056               69,294
  Baxter International, Inc.                      2,258,808               68,939
  Duke Energy Corp.                               3,358,883               68,689
  AFLAC Inc.                                      1,898,047               68,671
  Progressive Corp. of Ohio                         799,457               66,827
  NIKE, Inc. Class B                                971,329               66,497
  General Dynamics Corp.                            731,850               66,152
  Union Pacific Corp.                               944,513               65,625
  Northrop Grumman Corp.                            677,834               64,801
  State Street Corp.                              1,237,027               64,424
  Waste Management, Inc.                          2,155,859               63,813
  Sara Lee Corp.                                  2,925,117               63,504
  Travelers Property Casualty Corp. Class B       3,718,997               63,111
* Zimmer Holdings, Inc.                             895,051               63,012
* Costco Wholesale Corp.                          1,694,256               62,992
  SLM Corp.                                       1,668,644               62,875
  Stryker Corp.                                     738,382               62,770
  General Mills, Inc.                             1,381,969               62,603
  Best Buy Co., Inc.                              1,197,807               62,573
  Analog Devices, Inc.                            1,359,501               62,061
  The Hartford Financial Services Group Inc.      1,047,113               61,811
  Omnicom Group Inc.                                703,317               61,421
  Maxim Integrated Products, Inc.                 1,216,216               60,568
  Occidental Petroleum Corp.                      1,425,421               60,210
  Tribune Co.                                     1,155,748               59,637
  Charles Schwab Corp.                            5,020,941               59,448
  AT&T Corp.                                      2,923,502               59,347
  Avon Products, Inc.                               875,353               59,078
* Veritas Software Corp.                          1,582,598               58,809

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Computer Associates International, Inc.         2,143,281               58,597
  Golden West Financial Corp.                       562,401               58,034
  Deere & Co.                                       888,342               57,787
  Kellogg Co.                                     1,510,583               57,523
* Kohl's Corp.                                    1,258,527               56,558
  PNC Financial Services Group                    1,026,247               56,166
  Sprint Corp.                                    3,345,694               54,936
* WellPoint Health Networks Inc. Class A            562,426               54,550
* Sun Microsystems, Inc.                         12,090,815               54,288
  ALLTEL Corp.                                    1,155,038               53,802
  Harley-Davidson, Inc.                           1,121,399               53,300
  CVS Corp.                                       1,461,791               52,800
* Electronic Arts Inc.                            1,102,490               52,677
  ConAgra Foods, Inc.                             1,987,346               52,446
  Capital One Financial Corp.                       854,751               52,388
  Danaher Corp.                                     568,376               52,148
  Weyerhaeuser Co.                                  813,666               52,075
  Paychex, Inc.                                   1,395,539               51,914
  Countrywide Financial Corp.                       681,484               51,691
* Agilent Technologies, Inc.                      1,759,993               51,462
* Corning, Inc.                                   4,921,638               51,333
  Mellon Financial Corp.                          1,592,440               51,133
* The Kroger Co.                                  2,757,816               51,047
* Staples, Inc.                                   1,832,641               50,031
  The McGraw-Hill Cos., Inc.                        709,223               49,589
  Devon Energy Corp.                                860,761               49,287
* Xilinx, Inc.                                    1,267,140               49,089
  Linear Technology Corp.                         1,156,283               48,645
  Apache Corp.                                      599,811               48,645
  Entergy Corp.                                     846,904               48,384
  Franklin Resources Corp.                          928,974               48,362
* Starbucks Corp.                                 1,447,533               47,855
* Bed Bath & Beyond, Inc.                         1,096,000               47,512
  H.J. Heinz Co.                                  1,302,374               47,445
* Univision Communications Inc.                   1,193,674               47,377
  Anadarko Petroleum Corp.                          928,661               47,371
  The Chubb Corp.                                   695,051               47,333
  Southwest Airlines Co.                          2,913,629               47,026
  Masco Corp.                                     1,714,296               46,989
  Wm. Wrigley Jr. Co.                               831,907               46,761
  Raytheon Co.                                    1,540,562               46,278
  Praxair, Inc.                                   1,203,543               45,975
  International Game Technology                   1,281,430               45,747
  KeyCorp                                         1,551,406               45,487
  American Electric Power Co., Inc.               1,462,056               44,607
* Biogen Idec Inc                                 1,212,555               44,598
  FPL Group, Inc.                                   680,846               44,541
  Burlington Northern Santa Fe Corp.              1,374,049               44,450
  Air Products & Chemicals, Inc.                    841,243               44,443
* Apollo Group, Inc. Class A                        652,816               44,391
* Lucent Technologies, Inc.                      15,521,264               44,080
  Electronic Data Systems Corp.                   1,778,030               43,633
  Ingersoll-Rand Co.                                642,171               43,591
  FirstEnergy Corp.                               1,220,889               42,975
  ACE Ltd.                                        1,032,940               42,784
  Sears, Roebuck & Co.                              939,530               42,739
* PG&E Corp.                                      1,535,204               42,633
  Equity Office Properties Trust REIT             1,479,649               42,392
* KLA-Tencor Corp.                                  720,754               42,287
  Halliburton Co.                                 1,621,434               42,157
  TJX Cos., Inc.                                  1,862,820               41,075
  Progress Energy, Inc.                             907,128               41,057
* Genzyme Corp.-General Division                    829,607               40,933
  Burlington Resources, Inc.                        735,269               40,719
  Campbell Soup Co.                               1,518,854               40,705
* Xerox Corp.                                     2,930,895               40,446
  PPG Industries, Inc.                              628,947               40,265
  SouthTrust Corp.                                1,228,143               40,197
  John Hancock Financial Services, Inc.           1,070,887               40,158
  Baker Hughes, Inc.                              1,239,421               39,860
* Chiron Corp.                                      694,815               39,598
  Marriott International, Inc. Class A              855,933               39,544
  The Principal Financial Group, Inc.             1,195,415               39,532
* Symantec Corp.                                  1,140,254               39,510
  XL Capital Ltd. Class A                           508,117               39,404
* St. Jude Medical, Inc.                            638,595               39,178
* Intuit, Inc.                                      734,751               38,876
  Johnson Controls, Inc.                            334,334               38,823
  Becton, Dickinson & Co.                           939,995               38,671
  Fortune Brands, Inc.                              539,955               38,601
* Anthem, Inc.                                      511,877               38,391
* Broadcom Corp.                                  1,120,936               38,213
  Aetna Inc.                                        564,791               38,169
  Public Service Enterprise Group, Inc.             870,458               38,126
  Marathon Oil Corp.                              1,148,387               38,000
  The Clorox Co.                                    781,116               37,931
  Northern Trust Corp.                              815,657               37,863
* Yum! Brands, Inc.                               1,088,749               37,453
* Lexmark International, Inc.                       475,581               37,400
  Allergan, Inc.                                    482,828               37,086
  Hershey Foods Corp.                               481,599               37,078

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Coca-Cola Enterprises, Inc.                     1,683,722               36,823
  PACCAR, Inc.                                      431,906               36,764
  H & R Block, Inc.                                 659,878               36,537
  Archer-Daniels-Midland Co.                      2,393,503               36,429
  Comerica, Inc.                                    649,095               36,388
  Consolidated Edison Inc.                          834,528               35,893
* Safeway, Inc.                                   1,637,108               35,869
  Unocal Corp.                                      958,498               35,301
  Rohm & Haas Co.                                   824,158               35,200
  Pitney Bowes, Inc.                                864,649               35,122
  McKesson Corp.                                  1,078,710               34,691
  Limited Brands, Inc.                            1,912,455               34,482
  Biomet, Inc.                                      946,366               34,457
  Norfolk Southern Corp.                          1,445,154               34,178
  Adobe Systems, Inc.                               866,182               34,041
* Medco Health Solutions, Inc.                    1,000,526               34,008
  Loews Corp.                                       686,450               33,945
  St. Paul Cos., Inc.                               844,523               33,485
  Moody's Corp.                                     550,765               33,349
  Simon Property Group, Inc. REIT                   708,143               32,815
  Synovus Financial Corp.                         1,116,938               32,302
  Marshall & Ilsley Corp.                           838,147               32,059
  AmSouth Bancorp                                 1,299,505               31,838
* Altera Corp.                                    1,401,974               31,825
  Cintas Corp.                                      632,104               31,687
* PeopleSoft, Inc.                                1,387,823               31,642
  MBIA, Inc.                                        533,523               31,601
  Federated Department Stores, Inc.                 669,258               31,542
  May Department Stores Co.                       1,068,172               31,052
  Albertson's, Inc.                               1,358,200               30,763
* Computer Sciences Corp.                           693,402               30,669
  Mattel, Inc.                                    1,591,180               30,662
  Regions Financial Corp.                           822,360               30,592
* Micron Technology, Inc.                         2,260,091               30,443
  Eaton Corp.                                       281,319               30,377
  Equity Residential REIT                         1,019,633               30,089
  CIGNA Corp.                                       520,074               29,904
  Dover Corp.                                       749,691               29,800
* SunGard Data Systems, Inc.                      1,063,452               29,468
* Comcast Corp. Special Class A                     932,053               29,155
  Bear Stearns Co., Inc.                            362,905               29,014
  Georgia Pacific Group                             940,688               28,851
  Textron, Inc.                                     503,530               28,731
  PPL Corp.                                         656,364               28,716
* Apple Computer, Inc.                            1,341,813               28,675
  CSX Corp.                                         792,214               28,472
  Charter One Financial, Inc.                       823,317               28,446
  TXU Corp.                                       1,198,846               28,437
* Transocean Inc.                                 1,184,071               28,430
* Fiserv, Inc.                                      716,766               28,319
* Qwest Communications International Inc.         6,545,304               28,276
* Quest Diagnostics, Inc.                           384,775               28,131
* AutoZone Inc.                                     328,618               28,002
  Monsanto Co.                                      969,784               27,910
  Freeport-McMoRan Copper & Gold, Inc. Class B      659,679               27,792
  Aon Corp.                                       1,159,790               27,765
  Ameren Corp.                                      600,599               27,628
* Tenet Healthcare Corp.                          1,718,842               27,587
  Ambac Financial Group, Inc.                       395,523               27,445
  Eastman Kodak Co.                               1,059,821               27,206
* American Standard Cos., Inc.                      269,574               27,146
* National Semiconductor Corp.                      686,209               27,044
  Kinder Morgan, Inc.                               456,159               26,959
  Starwood Hotels & Resorts Worldwide, Inc.         747,967               26,904
  Lincoln National Corp.                            658,892               26,599
  J.C. Penney Co., Inc. (Holding Co.)             1,010,677               26,561
  Jefferson-Pilot Corp.                             522,135               26,446
* Edison International                            1,204,901               26,423
  New York Times Co. Class A                        551,406               26,352
* Network Appliance, Inc.                         1,276,000               26,196
  Dollar General Corp.                            1,246,373               26,161
  Parker Hannifin Corp.                             438,973               26,119
  Ecolab, Inc.                                      953,710               26,103
  Cinergy Corp.                                     658,535               25,558
* Concord EFS, Inc.                               1,720,083               25,526
* Siebel Systems, Inc.                            1,833,855               25,436
  ITT Industries, Inc.                              341,621               25,352
  Sempra Energy                                     837,465               25,174
* Phelps Dodge Corp.                                330,772               25,168
  Xcel Energy, Inc.                               1,474,952               25,045
  Cincinnati Financial Corp.                        593,836               24,870
  Centex Corp.                                      229,886               24,747
  Rockwell Automation, Inc.                         690,135               24,569
  Molex, Inc.                                       703,964               24,561
  DTE Energy Co.                                    622,995               24,546
  Tiffany & Co.                                     542,305               24,512
  Constellation Energy Group, Inc.                  618,629               24,226
* Sanmina-SCI Corp.                               1,914,906               24,147
  Hilton Hotels Corp.                             1,403,093               24,035
* Interpublic Group of Cos., Inc.                 1,534,842               23,944
* Novellus Systems, Inc.                            563,929               23,713
  The Pepsi Bottling Group, Inc.                    971,833               23,499
  AmerisourceBergen Corp.                           414,246               23,260
* MedImmune Inc.                                    915,432               23,252
  Newell Rubbermaid, Inc.                         1,014,780               23,107

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Avery Dennison Corp.                              408,556               22,887
  Family Dollar Stores, Inc.                        637,708               22,881
  Knight Ridder                                     295,465               22,860
  North Fork Bancorp, Inc.                          561,514               22,724
* Nabors Industries, Inc.                           542,688               22,522
  MeadWestvaco Corp.                                741,727               22,066
  IMS Health, Inc.                                  885,641               22,017
  Union Planters Corp.                              697,343               21,959
  UST, Inc.                                         613,354               21,891
  T. Rowe Price Group Inc.                          460,513               21,833
* AES Corp.                                       2,302,805               21,738
  KeySpan Corp.                                     588,300               21,649
* Sprint PCS                                      3,827,878               21,513
  Pulte Homes, Inc.                                 229,766               21,511
  Genuine Parts Co.                                 643,415               21,361
  ProLogis REIT                                     665,431               21,354
  NiSource, Inc.                                    971,543               21,316
  Health Management Associates Class A              886,900               21,286
  Delphi Corp.                                    2,072,077               21,156
* BJ Services Co.                                   585,443               21,017
  Brown-Forman Corp. Class B                        224,401               20,970
* Jabil Circuit, Inc.                               738,773               20,907
  MGIC Investment Corp.                             364,461               20,752
  Plum Creek Timber Co. Inc. REIT                   676,809               20,609
  First Tennessee National Corp.                    464,009               20,463
  Zions Bancorp                                     332,678               20,403
  Harrah's Entertainment, Inc.                      408,919               20,352
  Cooper Industries, Inc. Class A                   345,273               20,002
  SAFECO Corp.                                      512,990               19,971
* Avaya Inc.                                      1,540,952               19,940
  EOG Resources, Inc.                               426,047               19,671
  Rockwell Collins, Inc.                            654,708               19,661
* JDS Uniphase Corp.                              5,311,610               19,387
* Office Depot, Inc.                              1,158,238               19,354
* Express Scripts Inc.                              290,791               19,317
* Advanced Micro Devices, Inc.                    1,289,167               19,209
  Huntington Bancshares Inc.                        847,301               19,064
  Torchmark Corp.                                   418,626               19,064
  Williams Cos., Inc.                             1,918,197               18,837
  Whirlpool Corp.                                   257,906               18,737
  Sherwin-Williams Co.                              539,040               18,726
* AutoNation, Inc.                                1,017,326               18,688
  RadioShack Corp.                                  606,954               18,621
  El Paso Corp.                                   2,249,313               18,422
* Watson Pharmaceuticals, Inc.                      399,637               18,383
* Solectron Corp.                                 3,091,720               18,272
  R.J. Reynolds Tobacco Holdings, Inc.              313,364               18,222
* Unisys Corp.                                    1,222,013               18,147
* QLogic Corp.                                      349,739               18,047
* Teradyne, Inc.                                    707,665               18,010
  American Power Conversion Corp.                   734,364               17,955
  Vulcan Materials Co.                              376,470               17,909
* Noble Corp.                                       494,893               17,707
  Amerada Hess Corp.                                332,412               17,674
  Nordstrom, Inc.                                   508,332               17,436
  CenturyTel, Inc.                                  533,898               17,416
  Kerr-McGee Corp.                                  373,397               17,359
  VF Corp.                                          400,027               17,297
  UnumProvident Corp.                             1,094,946               17,267
* Sealed Air Corp.                                  314,632               17,034
  Wendy's International, Inc.                       421,799               16,551
  Jones Apparel Group, Inc.                         467,692               16,477
  Nucor Corp.                                       289,830               16,230
* Mercury Interactive Corp.                         332,992               16,197
  W.W. Grainger, Inc.                               337,268               15,983
  Applera Corp.-Applied Biosystems Group            769,136               15,929
* BMC Software, Inc.                                837,551               15,620
  C.R. Bard, Inc.                                   191,794               15,583
  McCormick & Co., Inc.                             513,969               15,470
  Leggett & Platt, Inc.                             709,703               15,351
  Scientific-Atlanta, Inc.                          561,619               15,332
* Thermo Electron Corp.                             602,746               15,189
  Dow Jones & Co., Inc.                             301,478               15,029
* Waters Corp.                                      449,491               14,905
* Allied Waste Industries, Inc.                   1,072,094               14,881
* Robert Half International, Inc.                   633,881               14,795
  Sigma-Aldrich Corp.                               256,426               14,662
  Janus Capital Group Inc.                          890,076               14,606
  Sunoco, Inc.                                      285,457               14,601
* Novell, Inc.                                    1,381,039               14,529
  Symbol Technologies, Inc.                         852,051               14,391
  Liz Claiborne, Inc.                               404,027               14,327
  Black & Decker Corp.                              287,565               14,183
  SuperValu Inc.                                    495,509               14,167
* NVIDIA Corp.                                      599,832               13,946
* Pactiv Corp.                                      582,159               13,914
  Engelhard Corp.                                   463,650               13,886
  Hasbro, Inc.                                      645,272               13,731
  Alberto-Culver Co. Class B                        217,178               13,700
* King Pharmaceuticals, Inc.                        891,849               13,610
* Humana Inc.                                       595,578               13,609
* NCR Corp.                                         349,750               13,570
  Pinnacle West Capital Corp.                       337,609               13,511
  United States Steel Corp.                         381,957               13,376
* Citizens Communications Co.                     1,051,880               13,064
* Tellabs, Inc.                                   1,541,735               12,997

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Goodrich Corp.                                    434,977               12,914
* PMC Sierra Inc.                                   639,005               12,876
* Citrix Systems, Inc.                              607,019               12,875
  Darden Restaurants Inc.                           609,259               12,819
  R.R. Donnelley & Sons Co.                         419,902               12,660
  Equifax, Inc.                                     514,904               12,615
  Temple-Inland Inc.                                200,589               12,571
* Comverse Technology, Inc.                         713,150               12,544
* Providian Financial Corp.                       1,072,441               12,483
  KB HOME                                           171,484               12,436
* LSI Logic Corp.                                 1,401,812               12,434
  Ball Corp.                                        208,364               12,412
  Pall Corp.                                        461,838               12,391
* Navistar International Corp.                      253,861               12,157
  International Flavors & Fragrances, Inc.          346,002               12,082
  Fluor Corp.                                       303,176               12,018
  Apartment Investment & Management Co.
    Class A REIT                                    348,132               12,011
  Federated Investors, Inc.                         401,916               11,800
* CIENA Corp.                                     1,750,703               11,625
  Sabre Holdings Corp.                              530,307               11,449
  Manor Care, Inc.                                  329,653               11,396
  The Stanley Works                                 299,416               11,339
  Eastman Chemical Co.                              286,180               11,313
  Ashland, Inc.                                     253,558               11,172
  CenterPoint Energy Inc.                         1,132,009               10,969
  Brunswick Corp.                                   338,257               10,767
  Boise Cascade Corp.                               319,555               10,501
  Autodesk, Inc.                                    413,030               10,152
  Dana Corp.                                        549,104               10,076
  Bausch & Lomb, Inc.                               193,709               10,054
  TECO Energy, Inc.                                 694,579               10,009
* Toys R Us, Inc.                                   790,475                9,992
  Tektronix, Inc.                                   312,559                9,877
  Bemis Co., Inc.                                   196,237                9,812
* Convergys Corp.                                   529,055                9,237
* Monster Worldwide Inc.                            417,088                9,159
  Meredith Corp.                                    185,369                9,048
* ADC Telecommunications, Inc.                    2,976,503                8,840
* Compuware Corp.                                 1,419,234                8,572
  Reebok International Ltd.                         217,710                8,560
  Ryder System, Inc.                                237,003                8,094
  Maytag Corp.                                      289,963                8,075
* Rowan Cos., Inc.                                  347,595                8,054
  PerkinElmer, Inc.                                 468,235                7,993
  Circuit City Stores, Inc.                         773,998                7,841
* Millipore Corp.                                   180,415                7,767
  Deluxe Corp.                                      186,733                7,718
  Cummins Inc.                                      156,355                7,652
  Adolph Coors Co. Class B                          134,388                7,539
* Calpine Corp.                                   1,528,531                7,352
* Louisiana-Pacific Corp.                           391,282                6,996
  Snap-On Inc.                                      215,607                6,951
* Applied Micro Circuits Corp.                    1,134,048                6,782
  Crane Co.                                         219,419                6,745
* Andrew Corp.                                      568,167                6,540
* Big Lots Inc.                                     432,129                6,141
* Allegheny Energy, Inc.                            469,665                5,993
* Dynegy, Inc.                                    1,391,429                5,955
  Cooper Tire & Rubber Co.                          273,145                5,840
  Worthington Industries, Inc.                      318,461                5,742
  Peoples Energy Corp.                              136,038                5,719
  NICOR Inc.                                        162,679                5,538
* Gateway, Inc.                                   1,197,275                5,507
  Delta Air Lines, Inc.                             456,646                5,393
* American Greetings Corp. Class A                  245,416                5,367
  Winn-Dixie Stores, Inc.                           523,312                5,207
* The Goodyear Tire & Rubber Co.                    647,869                5,092
  Great Lakes Chemical Corp.                        186,856                5,081
* CMS Energy Corp.                                  595,385                5,073
  Dillard's Inc.                                    307,806                5,067
  Visteon Corp.                                     482,392                5,022
* Hercules, Inc.                                    409,802                5,000
  Thomas & Betts Corp.                              216,097                4,946
  Allegheny Technologies Inc.                       298,117                3,941
* Parametric Technology Corp.                       984,085                3,877
  Tupperware Corp.                                  216,033                3,746
* Power-One, Inc.                                   306,935                3,324
  Viacom Inc. Class A                                36,030                1,595
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $34,849,778)                                                  38,064,590
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.

(2) 1.05%, 1/20/2004                                $20,000               19,990
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004                                    99,126               99,126
  0.99%, 1/2/2004--Note E                            79,452               79,452
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $198,568)                                                        198,568
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $35,048,346)                                                  38,263,158
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
--------------------------------------------------------------------------------
Other Assets $ 592,814
Liabilities--Note E                                                    (593,034)
                                                                    ------------
                                                                           (220)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $38,262,938
================================================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.
*Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note C in NOTES TO FINANCIAL STATEMENTS.
(2)Security has been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $36,856,259
Undistributed Net Investment Income                                        4,908
Accumulated Net Realized Losses                                      (1,819,524)
Unrealized Appreciation
  Investment Securities                                                3,214,812
  Futures Contracts                                                        6,483
--------------------------------------------------------------------------------
NET ASSETS                                                           $38,262,938
================================================================================

Institutional Shares--Net Assets
Applicable to 289,429,805 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $29,457,524
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $101.78
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 86,514,528 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $8,805,414
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL PLUS SHARES                    $101.78
================================================================================
See Note C in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any NET GAIN
(LOSS) realized on the sale of investments, and the increase or decrease in the UNREALIZED APPRECIATION (DEPRECIATION) of investments during the period.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 592,882
  Interest                                                                 2,977
  Security Lending                                                           288
--------------------------------------------------------------------------------
    Total Income                                                         596,147
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Institutional Shares                                                  11,978
    Institutional Plus Shares                                              2,286
--------------------------------------------------------------------------------
    Total Expenses                                                        14,264
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    581,883
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           1,427,250
  Futures Contracts                                                       61,675
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               1,488,925
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                6,552,118
  Futures Contracts                                                       11,886
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       6,564,004
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $8,634,812
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The OPERATIONS section summarizes information detailed in the Statement of Operations. The amounts shown as DISTRIBUTIONS to shareholders from the fund's net income and capital gains may not match the amounts shown in the OPERATIONS section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. THE CAPITAL SHARE TRANSACTIONS section shows the net amount shareholders invested in or redeemed from the fund. DISTRIBUTIONS AND CAPITAL SHARE TRANSACTIONS are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                       -------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                               2003         2002
                                                              (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $ 581,883    $ 511,688
  Realized Net Gain (Loss)                                1,488,925    (809,110)
  Change in Unrealized Appreciation (Depreciation)        6,564,004  (8,001,191)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           8,634,812  (8,298,613)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Institutional Shares                                  (422,249)    (343,006)
    Institutional Plus Shares                             (157,952)    (166,485)
  Realized Capital Gain
    Institutional Shares                                         --           --
    Institutional Plus Shares                                    --           --
--------------------------------------------------------------------------------
    Total Distributions                                   (580,201)    (509,491)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Institutional Shares                                    3,213,652    2,043,582
  Institutional Plus Shares                             (2,408,925)      654,816
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions 804,727    2,698,398
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               8,859,338  (6,109,706)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    29,403,600   35,513,306
--------------------------------------------------------------------------------
  End of Period                                         $38,262,938  $29,403,600
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the TOTAL RETURN and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003      2002     2001     2000     1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 80.45   $104.89  $120.72  $134.02  $112.85
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     1.54      1.42    1.374    1.403    1.501
  Net Realized and Unrealized Gain (Loss) on Investments   21.32   (24.45) (15.829) (13.303)   22.143
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                       22.86   (23.03) (14.455) (11.900)   23.644
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (1.53)    (1.41)  (1.375)  (1.400)  (1.514)
  Distributions from Realized Capital Gains                   --        --       --       --   (.960)
-----------------------------------------------------------------------------------------------------
    Total Distributions                                   (1.53)    (1.41)  (1.375)  (1.400)  (2.474)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $101.78   $ 80.45  $104.89  $120.72  $134.02
=====================================================================================================
TOTAL RETURN                                              28.66%   -22.03%  -11.93%   -8.95%   21.17%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $29,458   $20,361  $24,165  $26,406  $28,918
  Ratio of Total Expenses to Average Net  Assets           0.05%     0.05%    0.05%    0.06%    0.06%
  Ratio of Net Investment Income to Average  Net Assets    1.74%     1.57%    1.27%    1.10%    1.25%
  Portfolio Turnover Rate*                                   13%       10%       8%      11%      14%
=====================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 4%, 8%, 5%, 7%, and 3%, respectively.


INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES
-----------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003      2002     2001     2000     1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 80.45   $104.89  $120.72  $134.02  $112.85
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    1.562     1.438    1.405    1.449    1.542
  Net Realized and Unrealized Gain (Loss) on Investments  21.320  (24.446) (15.829) (13.302)   22.143
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                      22.882  (23.008) (14.424) (11.853)   23.685
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (1.552)   (1.432)  (1.406)  (1.447)  (1.555)
  Distributions from Realized Capital Gains                   --        --       --       --   (.960)
-----------------------------------------------------------------------------------------------------
    Total Distributions                                  (1.552)   (1.432)  (1.406)  (1.447)  (2.515)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $101.78   $ 80.45  $104.89  $120.72  $134.02
=====================================================================================================
TOTAL RETURN                                              28.69%   -22.01%  -11.90%   -8.92%   21.21%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $8,805    $9,042  $11,349  $10,765   $6,861
  Ratio of Total Expenses to Average Net Assets           0.025%    0.025%   0.025%   0.025%   0.025%
  Ratio of Net Investment Income to Average Net Assets     1.76%     1.59%    1.31%    1.14%    1.29%
  Portfolio Turnover Rate*                                   13%       10%       8%      11%      14%
=====================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 4%, 8%, 5%, 7%, and 3%, respectively.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2003, the fund realized $1,558,735,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2003, the fund had $4,472,000 of ordinary income available for distribution. The fund had available realized losses of $1,812,605,000 to offset future net capital gains of $48,662,000 through December 31, 2008, $385,639,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, and $108,344,000 through December 31, 2011.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $3,214,812,000, consisting of unrealized gains of $7,548,805,000 on securities that had risen in value since their purchase and $4,333,993,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                             -----------------------------------
                                               AGGREGATE              UNREALIZED
                              NUMBER OF       SETTLEMENT            APPRECIATION
FUTURES CONTRACTS        LONG CONTRACTS            VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                       626         $173,809                  $5,823
E-Mini S&P 500 Index                541           30,042                     660
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

D. During the year ended December 31, 2003, the fund purchased $5,050,197,000 of investment securities and sold $4,118,444,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $75,656,000, for which the fund held cash collateral of $79,452,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:


--------------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                    --------------------------------------------
                                          2003                     2002
                                    --------------------    --------------------
                                    AMOUNT      SHARES      AMOUNT        SHARES
                                     (000)       (000)       (000)         (000)
--------------------------------------------------------------------------------
Institutional Shares
  Issued                         $7,987,042       90,051   $7,072,507     78,769
  Issued in Lieu of Cash
    Distributions                   380,701        4,185      304,440      3,556
  Redeemed                      (5,154,091)     (57,889)  (5,333,365)   (59,617)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    --Institutional Shares        3,213,652       36,347    2,043,582     22,708
--------------------------------------------------------------------------------
Institutional Plus Shares
  Issued                          1,660,391       18,568    3,287,769     34,935
  Issued in Lieu of Cash
    Distributions                   149,700        1,662      146,545      1,711
  Redeemed                      (4,219,016)     (46,105)  (2,779,498)   (32,450)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    --Institutional Plus Shares (2,408,925)     (25,875)      654,816      4,196
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Institutional Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(unaudited) for vanguard institutional index fund

This information for the fiscal year ended December 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short- term gains, if any) qualifies for the dividends-received deduction.

The fund distributed the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.


CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.


REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target  Retirement  Funds:
  Retirement  Income
  Retirement  2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 THE VANGUARD GROUP, INC.
                                               ALL RIGHTS RESERVED.
                                               VANGUARD MARKETING
                                               CORPORATION, DISTRIBUTOR.

                                               Q940 022004

VANGUARD(R)  INSTITUTIONAL TOTAL BOND MARKET
INDEX FUND DECEMBER 31, 2003

Annual Report
[Cover Art]

The Vanguard Group(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

CONTENTS

 1   LETTER FROM THE CHAIRMAN
 6   FUND PROFILE
 7   GLOSSARY OF INVESTMENT TERMS
 8   PERFORMANCE SUMMARY
 9   FINANCIAL STATEMENTS
35   CAPITALIZE ON YOUR IRA

SUMMARY

* Vanguard Institutional Total Bond Market Index Fund provided close tracking of its benchmark index in 2003, earning a total return of 4.1%

* As interest rates drifted higher during the year, the prices of some bonds declined. Returns for Treasury securities were barely above the inflation rate, but low-quality, high-yield bonds soared.

* Stocks broke a three-year losing streak, posting big gains for the 12 months. The broad U.S. stock market, as measured by the Wilshire 5000 Index, returned 31.6%.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Bond returns fell back to more normal levels during 2003, ending a heady three-year run. Interest rates edged up during the second half of the 12-month period, hurting prices of some intermediate- and long-term bonds, particularly Treasuries.

---------------------------------------------------
2003 TOTAL RETURNS                FISCAL YEAR ENDED
                                        DECEMBER 31
---------------------------------------------------
VANGUARD INSTITUTIONAL TOTAL BOND
  MARKET INDEX FUND                            4.1%
Lehman Aggregate Bond Index                    4.1
Average Intermediate Investment
  Grade Debt Fund*                             4.6
---------------------------------------------------
*Derived from data provided by Lipper Inc.

For the year, Vanguard Institutional Total Bond Market Index Fund returned 4.1%, matching the return of its target, the Lehman Brothers Aggregate Bond Index, a broad measure of the taxable, investment-grade U.S. market. This is a respectable result, of course, but it is considerably shy of the average annual return of 10.1% registered by the index during the previous three years.

Generally, price gains played a far smaller role in bond fund returns during 2003 than they had for several years previously. Interest rates for all but the shortest-maturity securities rose during the year, pushing prices down. As you can see in the adjacent table, Vanguard Institutional Total Bond Market Index Fund's return matched that of its target index, though it fell a bit short of the average return of its mutual fund peers. At the end of the year, the fund's yield was 3.90%, slightly lower than its 4.33% yield at year-end 2002.

For 2003, the fund's total return consisted of an income return of 3.9% and a capital return of 0.2%. (A fund's capital return reflects the changes in prices of the securities it owns.) Detailed figures for the fund, including distributions and starting and ending share prices, are presented in the table on page 5.

"JUNK" REIGNED SUPREME IN 2003, AND YIELDS HIT NEW LOWS

The past year saw striking changes that dramatically affected both the bond and stock markets. The start of combat operations in Iraq in mid-March, and the subsequent quick end to that phase of the engagement, relieved months of anticipation and uncertainty that had cast a pall over the financial markets. Other factors also contributed: the Federal Reserve Board's interest rate cuts; the decline of the U.S. dollar, which aided businesses dependent on exports; sinking mortgage rates, which spurred further home-buying; federal tax cuts and refunds to consumers; a spike in spending by businesses; and the rapid growth of the economy.

These factors drew many investors back into the stock market, and helped put an end to the unusually high returns that bonds had enjoyed since the stock bubble ended in 2000. Still, investors' renewed appetite for risk made itself felt in the fixed income market. Bonds from companies with below-investment-grade credit ratings (popularly known as "junk" bonds) surged 29.0% during the 12 months, as measured by the Lehman High Yield Bond Index.

----------------------------------------------------------------------------
MARKET BAROMETER                                AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 2003
                                           ---------------------------------
                                             ONE          THREE         FIVE
                                            YEAR          YEARS        YEARS
----------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                 4.1%          7.6%          6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                 5.3           6.7           5.8
Citigroup 3-Month Treasury Bill Index       1.1           2.3           3.5
----------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)            29.9%         -3.8%         -0.1%
Russell 2000 Index (Small-caps)            47.3           6.3           7.1
Wilshire 5000 Index (Entire market)        31.6          -2.5           0.4
MSCI All Country World Index Free
  ex USA (International)                   41.4          -1.0           1.5
============================================================================
CPI
Consumer Price Index                        1.9%          1.9%          2.4%
----------------------------------------------------------------------------


At the other extreme of the credit-quality spectrum, U.S. Treasury securities at first seemed poised for a fourth straight year of outstanding gains. By June, the rising price of the 10-year Treasury note drove its yield down to just above 3%--a level not seen since Dwight Eisenhower occupied the Oval Office. However, the prices of Treasuries fell subsequently, and by year-end the 10-year note's yield stood at 4.25%, up 44 basis points (0.44 percentage point) from the beginning of the year. For the full 12 months, Treasuries' total returns were still in positive territory, but were barely ahead of inflation. Mortgage-backed securities did only marginally better, while investment-grade corporate bonds--particularly those with longer maturities--posted solid returns.

Short-term interest rates also hit historical lows during the year as the Federal Reserve Board took action to bolster the economy. As noted above, the Fed slashed the target federal funds rate in June by 25 basis points to 1.00%. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the year at 0.92%, 27 basis points lower than at the start of 2003.

STOCKS REBOUNDED FROM THE FIERCE BEAR MARKET

While most bond prices drooped, three straight years of stock market declines ended in a spectacular fashion in 2003. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 31.6% for the 12 months.

The rebound was impressive across all stock market segments and industry sectors. By most gauges of performance, growth and value stocks--whose prices reflect either a premium or a discount relative to company earnings, book value, or other measures--provided similar returns. However, as a group small-capitalization stocks outpaced large-caps by a substantial margin. Among sectors, technology stocks--the group that contributed the most to both the bull market of the late 1990s and the subsequent bear market--made the largest gains.

SKILL AND LOW COSTS KEPT THE FUND IN STEP WITH THE INDEX

As you know, the key gauge of success for an index fund is how closely it tracks its target. By this measure, 2003 was a very good year for the Institutional Total Bond Market Index Fund.

The fund's tight tracking of the target index is largely due to our extremely low expense ratio (annualized operating expenses as a percentage of average net assets) of 0.05%. This low level of expenses not only helps the fund produce returns that closely match those of the index but provides an advantage over higher-cost funds. The investment management skills of Vanguard's Fixed Income Group also contributed to the tight index tracking.

Your fund has performed well during its brief lifespan--it was launched in April 2002--but its record over the long term will determine its ultimate success. We're confident that the management skill and low costs that have led the fund to its strong record so far will continue to benefit shareholders in the future.

But as you look ahead, keep in mind that the past ten years have been unusual for the fixed income market in that interest rates, on balance, declined. As a result, bond prices generally rose. Investors who are counting on more of the same in the decade ahead will probably be disappointed. When rates move higher, as they likely will at some point, the prices of existing bonds will decline and the capital returns of bond funds will suffer.

2003 BROUGHT SOLID RETURNS--AND DISAPPOINTMENT

The past several years have provided a real-life demonstration of what investors should expect when they make investments in the bond and stock markets: often-unpredictable bursts of remarkable gains and deep declines. This is why we believe that the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may.

Unfortunately, although both stocks and bonds ended the year with positive returns, 2003 provided another kind of disappointment to many investors. The reports of late trading and market-timing at some other investment management firms have been as disturbing to us as they no doubt have been to you. I want to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity, and our client-owned corporate structure aligns our day-to-day efforts with your long-term financial goals.

Thank you for investing with Vanguard.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 20, 2004

--------------------------------------------------------------------------------

YOUR FUND'S PERFORMANCE AT A GLANCE          DECEMBER 31, 2002-DECEMBER 31, 2003

                                                      DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                         STARTING         ENDING            INCOME       CAPITAL
                      SHARE PRICE    SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Institutional Total Bond
  Market Fund Index Fund   $51.89         $51.80            $1.997        $0.178
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PROFILE
AS OF 12/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 7.
--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------


-----------------------------------------------------
FINANCIAL ATTRIBUTES
                                               TARGET
                                    FUND       INDEX*
-----------------------------------------------------
Number of Issues                   2,306        6,766
Yield                               3.9%           --
Yield to Maturity                 4.2%**         4.2%
Average Coupon                      5.9%         5.7%
Average Effective Maturity     7.6 years    7.6 years
Average Quality                      Aaa          Aaa
Average Duration               4.5 years    4.5 years
Expense Ratio                      0.05%           --
Short-Term Reserves                   0%           --
-----------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency/GSEs+                68%
Aaa                                   7
Aa                                    3
A                                    11
Baa                                  11
-----------------------------------------------
Total                               100%
-----------------------------------------------


----------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY           Treasury/Agency
AVERAGE MATURITY                  Medium
----------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          1%
1-5 Years                            40
5-10 Years                           40
10-20 Years                          13
20-30 Years                           6
-----------------------------------------------
Total                               100%
-----------------------------------------------

-----------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed                          3%
Commercial Mortgage-Backed            2
Finance                               8
Foreign                               4
Government Mortgage-Backed           36
Industrial                           13
Treasury/Agency                      32
Utilities                             2
-----------------------------------------------
Total                               100%
-----------------------------------------------

*Lehman Aggregate Bond Index.
**Before expenses.
+Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
AS OF 12/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------
CUMULATIVE PERFORMANCE APRIL 26, 2002-DECEMBER 31, 2003

[MOUNTAIN CHART]

--------------------------------------------------------------------
               INSTITUTIONAL                    AVERAGE INTERMEDIATE
   FISCAL         TOTAL BOND  LEHMAN AGGREGATE      INVESTMENT GRADE
     YEAR  MARKET INDEX FUND        BOND INDEX           DEBT FUND**
--------------------------------------------------------------------
4/26/2002          100000000         100000000             100000000
   200206          101342804         101618213             100845965
   200209          105772512         106274247             104654258
   200212          107302679         107946188             106415717
   200303          108757239         109449355             108022594
   200306          111530637         112186952             110920477
   200309          111366976         112023444             110902117
   200312          111680525         112376808             111257632
--------------------------------------------------------------------


--------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2003
                                   ---------------------------------
                                                         FINAL VALUE
                                     ONE         SINCE  OF A $10,000
                                    YEAR     INCEPTION    INVESTMENT
--------------------------------------------------------------------
Institutional Total Bond Market
  Index Fund                       4.08%         6.79%  $111,680,525
Lehman Aggregate Bond Index        4.10          7.18    112,376,808
Average Intermediate Investment
  Grade Debt Fund**                4.55          6.55    111,257,632
--------------------------------------------------------------------

--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) APRIL 26, 2002-DECEMBER 31, 2003
--------------------------------------------------------------------
INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
----------------------------------------------
                                       LEHMAN+
FISCAL   CAPITAL   INCOME     TOTAL      TOTAL
  YEAR    RETURN   RETURN    RETURN     RETURN
----------------------------------------------
  2002     3.8%      3.5%      7.3%       7.9%
  2003     0.2       3.9       4.1        4.1
----------------------------------------------
*April 26, 2002.
**Derived from data provided by Lipper Inc.
+Lehman Aggregate Bond Index.
Note: See FINANCIAL HIGHLIGHTS table on page 30 for dividend and capital gains information.

As of 12/31/2003
financial statements
statement of net assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------
                                                                              FACE        MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY       AMOUNT        VALUE*
MARKET INDEX FUND                          COUPON                DATE        (000)         (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (65.2%)
------------------------------------------------------------------------------------------------
U.S. Government Securities (20.0%)
U.S. Treasury Bond                        10.375%          11/15/2007          800         1,020
U.S. Treasury Bond                        10.375%          11/15/2009        1,530         1,649
U.S. Treasury Bond                         10.00%           5/15/2010          850           946
U.S. Treasury Bond                         11.25%           2/15/2015        1,125         1,801
U.S. Treasury Bond                          9.25%           2/15/2016          625           897
U.S. Treasury Bond                          7.50%          11/15/2016          225           287
U.S. Treasury Bond                         8.875%           8/15/2017       11,065        15,679
U.S. Treasury Bond                         9.125%           5/15/2018       11,325        16,434
U.S. Treasury Bond                         8.125%           8/15/2019        1,530         2,067
U.S. Treasury Bond                          8.75%           5/15/2020          540           771
U.S. Treasury Bond                         7.875%           2/15/2021          990         1,318
U.S. Treasury Bond                         8.125%           8/15/2021        1,800         2,454
U.S. Treasury Bond                          8.00%          11/15/2021        8,080        10,916
U.S. Treasury Bond                          7.25%           8/15/2022        3,900         4,924
U.S. Treasury Bond                         7.625%          11/15/2022        7,345         9,624
U.S. Treasury Bond                          6.25%           8/15/2023          275           314
U.S. Treasury Bond                         6.625%           2/15/2027          305           365
U.S. Treasury Bond                         6.375%           8/15/2027        8,500         9,877
U.S. Treasury Bond                          5.25%          11/15/2028        1,550         1,562
U.S. Treasury Note                          2.00%           8/31/2005        4,500         4,529
U.S. Treasury Note                         1.625%           9/30/2005       29,425        29,411
U.S. Treasury Note                         1.875%          11/30/2005        9,750         9,768
U.S. Treasury Note                         6.875%           5/15/2006          465           517


------------------------------------------------------------------------------------------------
                                                                              FACE        MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY       AMOUNT        VALUE*
MARKET INDEX FUND                          COUPON                DATE        (000)         (000)
------------------------------------------------------------------------------------------------
U.S. Treasury Note                          6.50%          10/15/2006       17,300        19,276
U.S. Treasury Note                         6.625%           5/15/2007        3,025         3,424
U.S. Treasury Note                         6.125%           8/15/2007        3,575         4,002
U.S. Treasury Note                         5.625%           5/15/2008       28,430        31,504
U.S. Treasury Note                         3.125%           9/15/2008        8,050         8,048
U.S. Treasury Note                         3.375%          12/15/2008        5,700         5,739
U.S. Treasury Note                          6.50%           2/15/2010          975         1,133
U.S. Treasury Note                          5.75%           8/15/2010          250           280
U.S. Treasury Note                         4.875%           2/15/2012       32,115        34,027
U.S. Treasury Note                         4.375%           8/15/2012          825           842
Private Export Funding Corp.
  (U.S. Government Guaranteed)              7.20%           1/15/2010        1,325         1,557
                                                                                  --------------
                                                                                         236,962
                                                                                  --------------
AGENCY BONDS AND NOTES (10.8%)
AID-Israel                                  5.50%           9/18/2023          250           253
AID-Israel                                  5.50%           12/4/2023          200           199
Federal Home Loan Bank*                    4.625%           4/15/2005        1,950         2,026
Federal Home Loan Bank*                     3.25%           8/15/2005        1,125         1,151
Federal Home Loan Bank*                    5.125%            3/6/2006        4,900         5,203
Federal Home Loan Bank*                     2.50%           3/15/2006        1,150         1,157
Federal Home Loan Bank*                    2.875%           9/15/2006        4,000         4,039
Federal Home Loan Bank*                     6.50%           8/15/2007        2,450         2,743
Federal Home Loan Bank*                    5.865%            9/2/2008          550           605
Federal Home Loan Bank*                     6.50%          11/13/2009        1,300         1,478
Federal Home Loan Bank*                    7.625%           5/14/2010        6,100         7,323
Federal Home Loan Bank*                     5.75%           5/15/2012        1,300         1,414
Federal Home Loan Bank*                     4.50%           9/16/2013          800           788
Federal Home Loan Mortgage Corp.*          6.875%           1/15/2005        5,450         5,757
Federal Home Loan Mortgage Corp.*           7.00%           7/15/2005       10,000        10,797
Federal Home Loan Mortgage Corp.*           5.25%           1/15/2006        1,050         1,117
Federal Home Loan Mortgage Corp.*           5.50%           7/15/2006        1,050         1,129
Federal Home Loan Mortgage Corp.*           5.75%           4/15/2008        2,725         2,988
Federal Home Loan Mortgage Corp.*           5.75%           3/15/2009        2,000         2,192
Federal Home Loan Mortgage Corp.*          6.625%           9/15/2009        2,100         2,399
Federal Home Loan Mortgage Corp.*           7.00%           3/15/2010        2,500         2,911
Federal Home Loan Mortgage Corp.*          6.875%           9/15/2010        6,900         8,010
Federal Home Loan Mortgage Corp.*           6.00%           6/15/2011        1,500         1,659
Federal Home Loan Mortgage Corp.*           5.75%           1/15/2012        1,800         1,958
Federal Home Loan Mortgage Corp.*           6.75%           3/15/2031        2,739         3,167
Federal Home Loan Mortgage Corp.*           6.25%           7/15/2032          132           144
Federal National Mortgage Assn.*           7.125%           2/15/2005        3,000         3,190
Federal National Mortgage Assn.*            7.00%           7/15/2005       13,000        14,035
Federal National Mortgage Assn.*           6.625%          10/15/2007        3,560         4,010
Federal National Mortgage Assn.*            5.75%           2/15/2008        1,850         2,027
Federal National Mortgage Assn.*            6.00%           5/15/2008        1,000         1,107
Federal National Mortgage Assn.*            6.40%           5/14/2009          675           687
Federal National Mortgage Assn.*           6.375%           6/15/2009          600           678
Federal National Mortgage Assn.*           6.625%           9/15/2009        6,515         7,442
Federal National Mortgage Assn.*            7.25%           1/15/2010        2,830         3,333
Federal National Mortgage Assn.*           6.625%          11/15/2010          500           573
Federal National Mortgage Assn.*            6.25%            2/1/2011          225           248


----------------------------------------------------------------------------------------------------------
                                                                                            FACE    MARKET
INSTITUTIONAL TOTAL BOND                                                   MATURITY       AMOUNT    VALUE*
MARKET INDEX FUND                          COUPON                              DATE        (000)     (000)
----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.*           6.125%                         3/15/2012        7,100     7,895
Federal National Mortgage Assn.*           4.625%                          5/1/2013        1,150     1,120
Federal National Mortgage Assn.*           5.125%                          1/2/2014          300       300
Federal National Mortgage Assn.*           7.125%                         1/15/2030          750       903
Federal National Mortgage Assn.*            7.25%                         5/15/2030        2,975     3,637
Federal National Mortgage Assn.*           6.625%                        11/15/2030          800       910
Tennessee Valley Auth.*                    5.375%                        11/13/2008          325       351
Tennessee Valley Auth.*                    7.125%                          5/1/2030        1,850     2,230
                                                                                                ----------
                                                                                                   127,283
                                                                                                ----------
MORTGAGE-BACKED SECURITIES (34.4%)
Federal Home Loan Mortgage Corp.*           4.00%             7/1/2008--9/1/2018(1)       6,138      6,052
Federal Home Loan Mortgage Corp.*           4.50%             5/1/2008--9/1/2033(1)      21,125     21,147
Federal Home Loan Mortgage Corp.*           5.00%            6/1/2007--11/1/2033(1)      38,349     38,474
Federal Home Loan Mortgage Corp.*           5.50%           12/1/2005--10/1/2033(1)      27,245     27,863
Federal Home Loan Mortgage Corp.*           6.00%             1/1/2006--6/1/2033(1)      27,280     28,375
Federal Home Loan Mortgage Corp.*           6.50%            10/1/2004--7/1/2032(1)      16,663     17,538
Federal Home Loan Mortgage Corp.*           7.00%             2/1/2004--6/1/2032(1)       7,526      7,990
Federal Home Loan Mortgage Corp.*           7.50%            10/1/2012--2/1/2032(1)       2,505      2,682
Federal Home Loan Mortgage Corp.*           8.00%            6/1/2012--11/1/2031(1)       1,160      1,258
Federal Home Loan Mortgage Corp.*           8.50%             6/1/2025--5/1/2030(1)         514        562
Federal Home Loan Mortgage Corp.*           9.00%             2/1/2025--9/1/2030(1)          44         48
Federal Home Loan Mortgage Corp.*           9.50%                       2/1/2025(1)           6          7
Federal National Mortgage Assn.*            4.00%             8/1/2010--9/1/2018(1)       5,688      5,581
Federal National Mortgage Assn.*            4.50%            5/1/2018--10/1/2033(1)      20,542     20,270
Federal National Mortgage Assn.*            5.00%            9/1/2009--10/1/2033(1)      35,209     35,136
Federal National Mortgage Assn.*            5.50%            5/1/2009--12/1/2033(1)      63,963     65,127
Federal National Mortgage Assn.*            6.00%            10/1/2008--4/1/2033(1)      31,203     32,408
Federal National Mortgage Assn.*            6.50%             1/1/2012--8/1/2032(1)      23,348     24,488
Federal National Mortgage Assn.*            7.00%             7/1/2014--7/1/2032(1)      10,056     10,674
Federal National Mortgage Assn.*            7.50%           11/1/2011--10/1/2031(1)       2,901      3,104
Federal National Mortgage Assn.*            8.00%            12/1/2029--6/1/2031(1)         664        722
Federal National Mortgage Assn.*            8.50%             4/1/2030--4/1/2031(1)         287        312
Federal National Mortgage Assn.*            9.00%                       8/1/2030(1)          14         15
Federal National Mortgage Assn.*            9.50%                      11/1/2025(1)          20         22
Government National Mortgage Assn.          4.50%           8/15/2018--9/15/2033(1)       1,741      1,699
Government National Mortgage Assn.          5.00%          2/15/2018--10/15/2033(1)       7,409      7,381
Government National Mortgage Assn.          5.50%           2/15/2017--8/15/2033(1)      13,288     13,548
Government National Mortgage Assn.          6.00%           9/15/2013--4/15/2033(1)      11,462     11,958
Government National Mortgage Assn.          6.50%           5/15/2013--7/15/2032(1)      10,331     10,928
Government National Mortgage Assn.          7.00%          10/15/2010--6/15/2032(1)       6,785      7,240
Government National Mortgage Assn.          7.50%          5/15/2023--10/15/2031(1)       2,572      2,763
Government National Mortgage Assn.          8.00%          7/15/2025--11/15/2030(1)       1,973      2,145
Government National Mortgage Assn.          8.50%          12/15/2024--7/15/2030(1)         165        178
Government National Mortgage Assn.          9.00%           5/15/2025--9/15/2030(1)          94        104
Government National Mortgage Assn.          9.50%                     11/15/2017(1)          30         33
                                                                                                ----------
                                                                                                   407,832
                                                                                                ----------
----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $766,876)                                                                                  772,077
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                                                       FACE MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY     AMOUNT VALUE*
MARKET INDEX FUND                               COUPON                      DATE      (000)  (000)
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (30.7%)
--------------------------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed Securities (5.7%)
Bank of America Mortgage Securities             4.654%           6/25/2032(1)            98     99
Bear Stearns Commercial Mortgage
  Securities Inc.                                5.61%          11/15/2033(1)         1,150  1,219
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                   6.42%           9/25/2008(1)         2,195  2,334
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SDG&E-1                  6.31%           9/25/2008(1)         1,000  1,064
Capital One Auto Finance Trust                   4.88%           9/15/2008(1)         1,175  1,222
Carco Auto Loan Master Trust                    1.185%          11/15/2006(1)(2)      5,000  5,014
Chase Credit Card Master Trust                   1.22%           2/15/2007(1)(2)      1,000  1,001
Chase Credit Card Master Trust                   1.18%           3/17/2008(1)(2)      1,000  1,001
CIT RV Trust                                     5.96%           4/15/2011(1)             7      7
Citigroup Mortgage Loan Trust                   4.185%           9/25/2033(1)         2,565  2,573
Commercial Mortgage Lease-Backed Certificate    6.746%           6/20/2031(1)(3)      1,006  1,100
Countrywide Home Loans                          4.508%           9/19/2032(1)           646    654
Countrywide Home Loans                           4.18%           5/25/2033(1)         1,550  1,549
Discover Card Master Trust I                    1.442%           2/16/2007(1)(2)      2,000  2,003
Discover Card Master Trust I                     1.25%           4/16/2007(1)(2)      4,000  4,003
Discover Card Master Trust I                     1.30%           9/18/2007(1)(2)      4,000  4,006
First Union National Bank Commercial
  Mortgage Securities                           6.223%          12/12/2033(1)           500    551
First USA Credit Card Master Trust               1.29%           9/10/2006(1)(2)      6,000  6,000
First USA Credit Card Master Trust               1.21%          11/20/2006(1)(2)      3,000  3,000
First USA Credit Card Master Trust              1.218%           4/17/2007(1)(2)      1,000  1,000
Ford Credit Auto Owner Trust                     3.13%          11/15/2006(1)           250    254
Harley-Davidson Motorcycle Trust                 4.50%           1/15/2010(1)         1,650  1,710
Honda Auto Receivables Owner Trust               2.19%           9/15/2006(1)           700    705
Honda Auto Receivables Owner Trust               4.22%           4/15/2007(1)           325    334
Mach One CDO, Ltd.                               6.70%           5/29/2030(1)(3)        154    154
MBNA Master Credit Card Trust                    1.24%           2/15/2007(1)(2)      4,000  4,003
MBNA Master Credit Card Trust                    1.25%           2/15/2007(1)(2)      4,000  4,002
MBNA Master Credit Card Trust                    4.95%           6/15/2009(1)         3,150  3,332
Nissan Auto Receivables Owner Trust              4.28%          10/16/2006(1)         1,500  1,549
PECO Energy Transition Trust                     5.80%            3/1/2007(1)         3,376  3,473
PP&L Transition Bond Co. LLC                     6.96%          12/26/2007(1)         2,100  2,264
PSE&G Transition Funding LLC                     6.89%          12/15/2017(1)           200    232
Residential Asset Securities Corp.              4.988%           2/25/2027(1)         1,466  1,488
Sears Credit Account Master Trust                6.05%           1/15/2008(1)           333    334
Toyota Auto Receivables Owner Trust              2.65%          11/15/2006(1)         1,900  1,918
Toyota Auto Receivables Owner Trust              4.00%           7/15/2008(1)           100    103
Washington Mutual Mortgage
  Pass-Through Certificates                     5.435%           2/25/2032(1)            45     46
Washington Mutual Mortgage
  Pass-Through Certificates                     5.548%           4/26/2032(1)           666    675
Washington Mutual Mortgage
  Pass-Through Certificates                      5.55%           4/26/2032(1)            48     49
WFS Financial Owner Trust                        4.50%           2/20/2010(1)           250    259
World Omni Auto Receivable Trust                 3.79%          11/21/2005(1)            80     80
World Omni Auto Receivable Trust                 2.58%           9/15/2009(1)         1,500  1,508
                                                                                           -------
                                                                                            67,872
                                                                                           -------


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
FINANCE (9.8%)
BANKING (5.3%)
Abbey National PLC                               7.95%     10/26/2029           300       373
African Development Bank                         3.25%       8/1/2008           300       298
Asian Development Bank                          4.875%       2/5/2007         1,000     1,066
Asian Development Bank                          5.593%      7/16/2018           400       421
Associates Corp. of North America                6.20%      5/16/2005         1,000     1,057
Bank of America Corp.                           7.125%      9/15/2006           600       669
Bank of America Corp.                            5.25%       2/1/2007         1,050     1,125
Bank of America Corp.                            7.40%      1/15/2011           700       821
Bank of America Corp.                            6.25%      4/15/2012           100       110
Bank of New York                                 3.75%      2/15/2008           600       611
Bank One Corp.                                  6.875%       8/1/2006           850       943
Bank One Corp.                                   6.00%      2/17/2009           795       875
Bank One Corp.                                  7.875%       8/1/2010           925     1,106
BankAmerica Capital II                           8.00%     12/15/2026           750       852
Bayerische Landesbank                           2.875%     10/15/2008           250       244
BB&T Corp.                                       4.75%      10/1/2012           150       150
BBVA-Bancomer Capital Trust I                   10.50%      2/16/2011(3)        375       423
Branch Bank & Trust                              5.20%     12/23/2015           250       249
The Chase Manhattan Corp.                        6.00%      11/1/2005           150       160
The Chase Manhattan Corp.                       7.125%       2/1/2007           250       278
Citicorp Capital II                             8.015%      2/15/2027           100       114
Citicorp Lease Pass-Through Trust                8.04%     12/15/2019(3)        225       264
Citigroup Inc.                                   6.75%      12/1/2005         2,350     2,552
Citigroup Inc.                                  5.625%      8/27/2012         1,850     1,950
Citigroup Inc.                                  4.875%       5/7/2015           200       195
Citigroup Inc.                                  6.625%      6/15/2032           275       300
Citigroup Inc.                                   6.00%     10/31/2033           650       650
CoreStates Capital Corp.                         8.00%     12/15/2026(3)        525       597
Credit Suisse First Boston USA Inc.              5.75%      4/15/2007           875       942
Credit Suisse First Boston USA Inc.             4.625%      1/15/2008           500       520
Credit Suisse First Boston USA Inc.              6.50%      1/15/2012           600       664
Credit Suisse First Boston USA Inc.             7.125%      7/15/2032           200       227
Deutsche Ausgleichbank                           7.00%      6/23/2005           600       646
Deutsche Bank Financial LLC                     5.375%       3/2/2015           325       330
European Investment Bank                         4.00%      3/15/2005         1,800     1,858
European Investment Bank                        5.625%      1/24/2006           500       536
European Investment Bank                        4.875%       9/6/2006           300       319
European Investment Bank                        4.625%       3/1/2007         1,200     1,270
Export-Import Bank of Korea                      7.10%      3/15/2007           750       831
Fifth Third Bank                                 6.75%      7/15/2005           500       536
Fifth Third Bank                                3.375%      8/15/2008           200       200
First Union Corp.                                7.80%      8/18/2010           475       571
Fleet Boston Financial Corp.                     7.25%      9/15/2005         1,000     1,086
Fleet Boston Financial Corp.                    4.875%      12/1/2006           250       265
Fleet Capital Trust II                           7.92%     12/11/2026           400       440
Golden West Financial                           4.125%      8/15/2007           550       567
HSBC Holdings PLC                                7.50%      7/15/2009           750       880
HSBC Holdings PLC                                5.25%     12/12/2012           225       231
Inter-American Development Bank                 6.125%       3/8/2006           525       569


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
Inter-American Development Bank                 6.375%     10/22/2007           450       504
Inter-American Development Bank                 5.625%      4/16/2009         1,300     1,430
Inter-American Development Bank                  8.50%      3/15/2011           500       629
Inter-American Development Bank                  7.00%      6/15/2025           150       176
International Bank for
  Reconstruction & Development                   5.00%      3/28/2006         1,300     1,381
International Bank for
  Reconstruction & Development                  4.375%      9/28/2006           250       262
International Bank for
  Reconstruction & Development                  4.125%      8/12/2009         1,600     1,650
International Bank for
  Reconstruction & Development                  8.875%       3/1/2026           250       358
International Finance Corp.                      3.00%      4/15/2008           450       449
Korea Development Bank                           5.75%      9/10/2013           250       262
Landwirtschaft Rentenbank                       3.375%     11/15/2007         1,000     1,010
Landwirtschaft Rentenbank                        3.25%      6/16/2008           200       199
Landwirtschaft Rentenbank                       3.875%       9/4/2008           250       255
Marshall & Ilsley Bank                          4.125%       9/4/2007           700       725
Mellon Capital II                               7.995%      1/15/2027           500       559
Mercantile Bancorp (Firstar)                     7.30%      6/15/2007           250       285
J.P. Morgan & Co., Inc.                          6.70%      11/1/2007         1,000     1,117
J.P. Morgan Chase & Co.                          5.25%      5/30/2007         1,350     1,447
J.P. Morgan Chase & Co.                         3.625%       5/1/2008           900       902
J.P. Morgan Chase & Co.                          5.25%       5/1/2015           200       201
National City Bank of Indiana                   4.875%      7/20/2007           300       317
National City Corp.                              7.20%      5/15/2005           800       854
NationsBank Corp.                               6.375%      2/15/2008           500       555
NationsBank Corp.                                7.25%     10/15/2025           500       587
Nordic Investment Bank                          3.125%      4/24/2008           250       250
North Fork Bancorp                              5.875%      8/15/2012           250       266
Oesterreich Kontrollbank                         5.50%      1/20/2006           250       267
Oesterreich Kontrollbank                        5.125%      3/20/2007           300       323
PaineWebber Group, Inc.                          6.50%      11/1/2005           500       539
PNC Funding Corp.                                5.75%       8/1/2006           700       752
Regions Financial Corp.                         6.375%      5/15/2012           925     1,018
Royal Bank of Scotland Group PLC                7.648%      9/30/2031           500       589
Santander Central Hispano SA                    7.625%      9/14/2010           500       593
Sanwa Bank Ltd.                                  8.35%      7/15/2009           150       175
Sanwa Bank Ltd.                                  7.40%      6/15/2011           475       529
Standard Chartered Bank                          8.00%      5/30/2031(3)        325       395
Sumitomo Mitsui Banking Corp.                    8.00%      6/15/2012           115       137
SunTrust Banks, Inc.                             6.00%      2/15/2026           500       534
Suntrust Capital                                 7.90%      6/15/2027           200       225
Synovus Financial Corp.                          7.25%     12/15/2005           175       192
UFJ Finance Aruba AEC                            6.75%      7/15/2013           200       214
Union Planters Bank NA                          5.125%      6/15/2007           200       212
Union Planters Corp.                             7.75%       3/1/2011           275       323
UnionBanCal Corp.                                5.25%     12/16/2013            75        76
US Bancorp                                       5.10%      7/15/2007           500       534
US Bancorp                                      3.125%      3/15/2008           350       346
US Bank National Assoc.                          2.85%     11/15/2006           300       301


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
Wachovia Corp.                                   4.95%      11/1/2006           825       875
Washington Mutual Bank                          6.875%      6/15/2011         1,200     1,366
Wells Fargo & Co.                               5.125%      2/15/2007           250       267
Wells Fargo & Co.                                3.50%       4/4/2008         1,000     1,005
Wells Fargo & Co.                                6.25%      4/15/2008           915     1,015
Wells Fargo & Co.                                6.45%       2/1/2011         1,000     1,120
Zions Bancorp.                                   6.00%      9/15/2015           100       106

BROKERAGE (1.3%)
Bear Stearns & Co., Inc.                        6.625%      1/15/2004         1,000     1,001
Bear Stearns & Co., Inc.                         7.80%      8/15/2007           400       461
Bear Stearns & Co., Inc.                         6.75%     12/15/2007           150       167
Bear Stearns & Co., Inc.                         4.00%      1/31/2008           200       204
Bear Stearns & Co., Inc.                         5.70%     11/15/2014           400       416
Goldman Sachs Group Inc.                        7.625%      8/17/2005           500       544
Goldman Sachs Group Inc.                        4.125%      1/15/2008           625       639
Goldman Sachs Group Inc.                        6.875%      1/15/2011           400       453
Goldman Sachs Group Inc.                         5.70%       9/1/2012           750       784
Goldman Sachs Group Inc.                         5.25%     10/15/2013           250       253
Goldman Sachs Group Inc.                         5.50%     11/15/2014           350       357
Goldman Sachs Group Inc.                        6.125%      2/15/2033           200       201
Lehman Brothers Holdings Inc.                    7.75%      1/15/2005         1,950     2,080
Lehman Brothers Holdings Inc.                   6.625%      2/15/2008           750       836
Lehman Brothers Holdings Inc.                   6.625%      1/18/2012           275       308
Merrill Lynch & Co., Inc.                        7.00%      3/15/2006           300       327
Merrill Lynch & Co., Inc.                        5.36%       2/1/2007           250       266
Merrill Lynch & Co., Inc.                        4.00%     11/15/2007           400       409
Merrill Lynch & Co., Inc.                        5.30%      9/30/2015           150       150
Merrill Lynch & Co., Inc.                       6.875%     11/15/2018           600       684
Morgan Stanley Dean Witter Discover & Co.        6.10%      4/15/2006         1,650     1,782
Morgan Stanley Dean Witter Discover & Co.       6.875%       3/1/2007           200       223
Morgan Stanley Dean Witter Discover & Co.        5.80%       4/1/2007         1,000     1,085
Morgan Stanley Dean Witter Discover & Co.       3.625%       4/1/2008           500       499
Morgan Stanley Dean Witter Discover & Co.        7.25%       4/1/2032           450       522
Salomon Smith Barney Holdings Inc.              5.875%      3/15/2006           275       295
Waddell & Reed Financial                         7.50%      1/18/2006           250       271

FINANCE COMPANIES (1.9%)
American Express Co.                             3.75%     11/20/2007           550       559
American Express Credit Corp.                    3.00%      5/16/2008           500       489
American General Finance Corp.                   5.75%      3/15/2007           500       540
Capital One Bank                                4.875%      5/15/2008           875       907
Capital One Bank                                 4.25%      12/1/2008           100       100
CIT Group Inc.                                  4.125%      2/21/2006           775       799
CIT Group Inc.                                  7.375%       4/2/2007           350       395
CIT Group Inc.                                   4.00%       5/8/2008           250       253
CIT Group Inc.                                   4.75%     12/15/2010            50        50
CIT Group Inc.                                   7.75%       4/2/2012           200       236
Countrywide Home Loan                            5.50%       8/1/2006           550       588
Countrywide Home Loan                            5.50%       2/1/2007           850       910
Countrywide Home Loan                           5.625%      5/15/2007            50        54


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
General Electric Capital Corp.                   2.85%      1/30/2006           500       506
General Electric Capital Corp.                   2.75%      9/25/2006           300       301
General Electric Capital Corp.                  5.375%      3/15/2007         1,600     1,717
General Electric Capital Corp.                   4.25%      1/15/2008         1,000     1,030
General Electric Capital Corp.                   3.50%       5/1/2008           250       250
General Electric Capital Corp.                  4.625%      9/15/2009           500       517
General Electric Capital Corp.                  7.375%      1/19/2010           750       876
General Electric Capital Corp.                   4.25%      12/1/2010           100        99
General Electric Capital Corp.                  6.125%      2/22/2011           500       548
General Electric Capital Corp.                   5.00%       2/1/2013         1,000     1,010
General Electric Capital Corp.                   6.75%      3/15/2032         1,175     1,301
Household Finance Corp.                          6.50%      1/24/2006           875       947
Household Finance Corp.                          7.20%      7/15/2006           300       332
Household Finance Corp.                          5.75%      1/30/2007           350       377
Household Finance Corp.                         4.625%      1/15/2008           850       885
Household Finance Corp.                         6.375%     10/15/2011           525       577
Household Finance Corp.                          7.00%      5/15/2012         1,100     1,250
Household Finance Corp.                          7.35%     11/27/2032            50        58
International Lease Finance Corp.               5.625%       6/1/2007           975     1,047
International Lease Finance Corp.                4.50%       5/1/2008           250      258
MBNA America Bank NA                             7.75%      9/15/2005(3)        750       816
SLM Corp.                                        5.05%     11/14/2014           450       446
SLM Corp.                                       5.625%       8/1/2033           325       309
USA Education Inc.                              5.625%      4/10/2007         1,175     1,267

INSURANCE (0.9%)
ACE Capital Trust II                             9.70%       4/1/2030           250       326
ACE Ltd.                                         6.00%       4/1/2007           300       324
AEGON NV                                         4.75%       6/1/2013           125       123
Allstate Corp.                                  5.375%      12/1/2006           500       536
Allstate Corp.                                   7.20%      12/1/2009           875     1,013
American General Capital II                      8.50%       7/1/2030            50        65
American International Group Inc.                2.85%      12/1/2005           750       761
American International Group Inc.               2.875%      5/15/2008(3)        150       146
Aon Capital Trust                               8.205%       1/1/2027           250       276
AXA SA                                           8.60%     12/15/2030           350       441
Berkshire Hathaway Inc.                         3.375%     10/15/2008(3)        125       124
Berkshire Hathaway Inc.                          4.20%     12/15/2010(3)        200       199
Berkshire Hathaway Inc.                         4.625%     10/15/2013(3)        100        98
Commerce Group Inc.                              5.95%      12/9/2013            75        76
Fidelity National Financial Inc.                 7.30%      8/15/2011           375       422
GE Global Insurance                              7.75%      6/15/2030           200       234
General Electric Global Insurance
  Holdings Corp.                                 7.00%      2/15/2026            75        81
Hartford Life Inc.                              7.375%       3/1/2031           200       234
Jackson National Life Insurance Co.             6.125%      5/30/2012(3)        350       370
John Hancock Global Funding II                  5.625%      6/27/2006(3)        400       428
Marsh & McLennan Cos. Inc.                       6.25%      3/15/2012           600       652
MetLife Inc.                                     5.25%      12/1/2006           475       507
MetLife Inc.                                     5.00%     11/24/2013           225       222
Monumental Global Funding II                     6.05%      1/19/2006(3)        600       643
Nationwide Life Global Funding                   5.35%      2/15/2007(3)        225       240


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
Principal Life Global Funding I                 6.125%       3/1/2006(3)        500       538
Progressive Corp.                               6.625%       3/1/2029           400       435
Protective Life                                  3.70%     11/24/2008           350       348
Reinsurance Group of America                     6.75%     12/15/2011           250       271
St. Paul Cos. Inc.                               5.75%      3/15/2007           125       135
Travelers Property Casualty                      3.75%      3/15/2008           175       175
Travelers Property Casualty                     6.375%      3/15/2033           250       260
Unum Corp.                                       6.75%     12/15/2028            50        47
UnumProvident Corp.                             7.625%       3/1/2011           175       193

REAL ESTATE INVESTMENT TRUSTS (0.4%)
Boston Properties Inc.                          5.625%      4/15/2015           150       151
EOP Operating LP                                 7.75%     11/15/2007           500       569
EOP Operating LP                                 7.00%      7/15/2011           150       169
EOP Operating LP                                7.875%      7/15/2031            50        58
Equity Residential Properties Trust             6.625%      3/15/2012           350       387
Health Care REIT                                 6.00%     11/15/2013           250       254
Health Care Property Investment Inc.             6.45%      6/25/2012           500       540
HRPT Properties Trust                            6.50%      1/15/2013           500       535
ProLogis                                         5.50%       3/1/2013           100       102
Rouse Co.                                       5.375%     11/26/2013           100        99
Shurgard Storage Centers, Inc.                   7.75%      2/22/2011           425       486
Simon Property Group LP                         6.375%     11/15/2007           900       976

OTHER
J Paul Getty Trust                              5.875%      10/1/2033           125       125
                                                                                   ----------
                                                                                      115,814
                                                                                   ----------

INDUSTRIAL (13.0%)
BASIC INDUSTRY (1.0%)
Alcan Inc.                                       4.50%      5/15/2013           275       264
Alcan Inc.                                       5.20%      1/15/2014           250       252
Alcan Inc.                                      6.125%     12/15/2033            75        75
Alcoa Inc.                                       4.25%      8/15/2007         1,250     1,298
BHP Finance USA Ltd.                             6.75%      11/1/2013           500       577
Celulosa Arauco Constitution SA                 8.625%      8/15/2010           350       417
Corporacion Nacional del Cobre de
  Chile (CODELCO)                               7.375%       5/1/2009(3)        500       573
Domtar Inc.                                     7.875%     10/15/2011           450       525
Dow Chemical Co.                                6.125%       2/1/2011           875       935
Dow Chemical Co.                                7.375%      11/1/2029           100       112
E.I. du Pont de Nemours & Co.                   6.875%     10/15/2009           300       344
Eastman Chemical Co.                             7.00%      4/15/2012           450       494
ICI Wilmington Inc.                             4.375%      12/1/2008           200       199
ICI Wilmington Inc.                             5.625%      12/1/2013           175       176
Inco Ltd.                                        5.70%     10/15/2015           200       202
International Paper Co.                          6.75%       9/1/2011           300       332
International Paper Co.                          5.85%     10/30/2012           425       442
Noranda Inc.                                     7.25%      7/15/2012           100       112
Placer Dome Inc.                                 6.45%     10/15/2035(3)        100       102
Potash Corp. of Saskatchewan                     7.75%      5/31/2011           375       438
Praxair, Inc.                                    6.90%      11/1/2006           125       139
Praxair, Inc.                                    3.95%       6/1/2013           350       326


---------------------------------------------------------------------------------------------
                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
Rohm & Haas Co.                                  9.80%      4/15/2020           227       293
Vale Overseas Ltd.                              8.625%       3/8/2007           400       445
Westvaco Corp.                                   8.20%      1/15/2030           475       552
Weyerhaeuser Co.                                 5.50%      3/15/2005           900       936
Weyerhaeuser Co.                                7.375%      3/15/2032           575       621

CAPITAL GOODS (1.3%)
Boeing Capital Corp.                             6.50%      2/15/2012           750       823
The Boeing Co.                                   8.75%      8/15/2021           350       448
The Boeing Co.                                  6.625%      2/15/2038           250       261
Bombardier Capital Corp.                        6.125%      6/29/2006(3)        375       398
British Aerospace                               7.156%     12/15/2011(1)(3)     116       126
Caterpillar Financial Services Corp.             5.95%       5/1/2006           500       539
Caterpillar, Inc.                               7.375%       3/1/2097           600       699
CHR America Inc.                                 6.40%     10/15/2033           100       102
CRH Capital Inc.                                 6.95%      3/15/2012           200       226
Deere & Co.                                      8.50%       1/9/2022           725       931
John Deere Capital Corp.                         7.00%      3/15/2012           750       865
Emerson Electric Co.                            4.625%     10/15/2012         1,000       993
General Dynamics                                2.125%      5/15/2006           100        99
General Dynamics                                 3.00%      5/15/2008           100        98
General Dynamics                                 4.25%      5/15/2013           350       335
Goodrich Corp.                                   6.45%     12/15/2007           300       326
Hanson PLC                                       5.25%      3/15/2013           125       125
Hutchison Whampoa International Ltd.             5.45%     11/24/2010(3)        225       227
Hutchison Whampoa International Ltd.             6.25%      1/24/2014(3)        375       378
Hutchison Whampoa International Ltd.             7.45%     11/24/2033(3)        300       307
Ingersoll-Rand Co.                               6.25%      5/15/2006           150       163
Lockheed Martin Corp.                            7.65%       5/1/2016           650       794
Masco Corp.                                      6.75%      3/15/2006           700       762
Northrop Grumman Corp.                           7.75%      2/15/2031           150       183
Raytheon Co.                                     4.50%     11/15/2007         1,000     1,028
Raytheon Co.                                     5.50%     11/15/2012           200       202
Raytheon Co.                                    5.375%       4/1/2013           100       100
Republic Service                                7.125%      5/15/2009           200       230
Textron Financial Corp.                         5.875%       6/1/2007         1,000     1,077
Textron Inc.                                     6.50%       6/1/2012           100       109
TRW. Inc.                                        7.75%       6/1/2029           450       535
United Technologies Corp.                       4.875%      11/1/2006         1,225     1,300
USA Waste Services Inc.                          7.00%      7/15/2028           300       320
Waste Management, Inc.                           6.50%     11/15/2008           425       468
Waste Management, Inc.                          7.375%       8/1/2010           150       173

COMMUNICATION (2.8%)
AT&T Broadband Corp.                            9.455%     11/15/2022           100       135
AT&T Corp                                        7.25%     11/15/2006           485       535
AT&T Corp.                                       8.05%     11/15/2011           250       286
AT&T Corp.                                       8.00%     11/15/2031           525       611
AT&T Wireless Services Inc.                     7.875%       3/1/2011           450       518
AT&T Wireless Services Inc.                     8.125%       5/1/2012           375       436
AT&T Wireless Services Inc.                      8.75%       3/1/2031           400       491
BellSouth Capital Funding                       7.875%      2/15/2030           900     1,089

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

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                                                                                                     FACE    MARKET
INSTITUTIONAL TOTAL BOND                                                           MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                                                  COUPON              DATE         (000)     (000)
-------------------------------------------------------------------------------------------------------------------
BellSouth Telecommunication                                        6.375%        6/1/2028             250       259
British Sky Broadcasting                                            7.30%      10/15/2006              75        84
British Sky Broadcasting                                           6.875%       2/23/2009              75        84
British Sky Broadcasting                                            8.20%       7/15/2009              75        89
British Telecommunications PLC                                     7.875%      12/15/2005             650       715
British Telecommunications PLC                                     8.875%      12/15/2030             625       816
CenturyTel Inc.                                                    7.875%       8/15/2012             175       208
Citizens Communications                                             9.00%       8/15/2031             375       436
Clear Channel Communications Inc.                                   7.65%       9/15/2010             750       876
Comcast Cable Communications Inc.                                  6.375%       1/30/2006             250       269
Comcast Cable Communications Inc.                                   6.75%       1/30/2011             400       445
Comcast Cable Communications Inc.                                  8.875%        5/1/2017             200       255
Comcast Corp.                                                       5.30%       1/15/2014             400       398
Comcast Corp.                                                       6.50%       1/15/2015             600       650
Comcast Corp.                                                       7.05%       3/15/2033             100       108
Cox Communications, Inc.                                            7.75%       11/1/2010             200       234
Cox Enterprises                                                    7.875%       9/15/2010(3)          575       669
Deutsche Telekom International Finance                              8.25%       6/15/2005             500       543
Deutsche Telekom International Finance                             3.875%       7/22/2008             100       100
Deutsche Telekom International Finance                              8.50%       6/15/2010             750       906
Deutsche Telekom International Finance                              5.25%       7/22/2013             100       100
Deutsche Telekom International Finance                              8.75%       6/15/2030             625       794
France Telecom                                                      8.45%        3/1/2006             500       556
France Telecom                                                      9.00%        3/1/2011             250       300
France Telecom                                                      9.75%        3/1/2031             650       857
Grupo Televisa SA                                                  8.625%        8/8/2005             475       521
GTE Corp.                                                           8.75%       11/1/2021             100       124
GTE South Inc.                                                     6.125%       6/15/2007             875       954
Intelsat Ltd.                                                       5.25%       11/1/2008(3)          125       129
Intelsat Ltd.                                                      7.625%       4/15/2012             300       337
Intelsat Ltd.                                                       6.50%       11/1/2013(3)          125       130
Koninklijke KPN NV                                                  8.00%       10/1/2010             475       567
Koninklijke KPN NV                                                 8.375%       10/1/2030             200       250
New England Telephone & Telegraph Co.                              7.875%      11/15/2029             100       119
New York Telephone Co.                                              7.25%       2/15/2024             100       103
News America Holdings Inc.                                          9.25%        2/1/2013             200       258
News America Holdings Inc.                                          8.00%      10/17/2016             250       302
News America Holdings Inc.                                          8.15%      10/17/2036             200       245
News America Holdings Inc.                                          7.75%       12/1/2045             100       118
SBC Communications Inc.                                             5.75%        5/2/2006             200       213
SBC Communications Inc.                                             6.25%       3/15/2011             225       246
SBC Communications Inc.                                            5.875%       8/15/2012           1,000     1,062
Sprint Capital Corp.                                                7.90%       3/15/2005           1,100     1,172
Sprint Capital Corp.                                                8.75%       3/15/2032           1,175     1,388
TCI Communications Inc.                                             8.75%        8/1/2015             175       220
TCI Communications Inc.                                             8.00%        8/1/2005             990     1,077
Telecom Italia Capital                                              4.00%      11/15/2008(3)          375       378
Telecom Italia Capital                                              5.25%      11/15/2013(3)          400       400
Telecom Italia Capital                                             6.375%      11/15/2033(3)          150       150
Telecomunicaciones de Puerto Rico                                   6.65%       5/15/2006             125       136
Telefonica Europe BV                                                7.35%       9/15/2005             775       843
Telefonica Europe BV                                                8.25%       9/15/2030             375       476

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

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                                                                                                     FACE    MARKET
INSTITUTIONAL TOTAL BOND                                                           MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                                                  COUPON              DATE         (000)     (000)
-------------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA                                              8.25%       1/26/2006             350       386
Telefonos de Mexico SA                                              4.50%      11/19/2008(3)          200       201
Thomson Corp.                                                       5.75%        2/1/2008             100       107
Time Warner Entertainment                                          8.375%       3/15/2023             100       123
Time Warner Entertainment                                          8.375%       7/15/2033             600       758
Univision Communications Inc.                                      2.875%      10/15/2006             100       100
Univision Communications Inc.                                       3.50%      10/15/2007             150       150
US Cellular                                                         6.70%      12/15/2033             175       175
USA Interactive                                                     7.00%       1/15/2013             300       331
Verizon Global Funding Corp.                                        6.75%       12/1/2005             325       352
Verizon New Jersey Inc.                                            5.875%       1/17/2012             825       872
Verizon New York Inc.                                              6.875%        4/1/2012             175       192
Verizon New York Inc.                                              7.375%        4/1/2032             675       736
Verizon Pennsylvania Inc.                                           5.65%      11/15/2011             650       683
Verizon Wireless Inc.                                              5.375%      12/15/2006             400       427
Vodafone AirTouch PLC                                              7.625%       2/15/2005             325       346
Vodafone AirTouch PLC                                               7.75%       2/15/2010             175       207
Vodafone AirTouch PLC                                              7.875%       2/15/2030             625       761

CONSUMER CYCLICAL (3.2%)
AOL Time Warner Inc.                                               6.125%       4/15/2006           1,000     1,076
AOL Time Warner Inc.                                                6.15%        5/1/2007             525       572
AOL Time Warner Inc.                                                6.75%       4/15/2011             100       112
AOL Time Warner Inc.                                               7.625%       4/15/2031             750       862
AOL Time Warner Inc.                                                7.70%        5/1/2032             150       174
Auburn Hills Trust                                                12.375%        5/1/2020             100       142
Cendant Corp.                                                      6.875%       8/15/2006             445       487
Cendant Corp.                                                       6.25%       1/15/2008             350       381
Cendant Corp.                                                      7.375%       1/15/2013             175       201
Costco Wholesale Corp.                                              5.50%       3/15/2007             875       942
DaimlerChrysler North America Holding Corp.                         7.40%       1/20/2005             300       316
DaimlerChrysler North America Holding Corp.                        7.375%      9/15/2006           2,000     2,212
DaimlerChrysler North America Holding Corp.                         4.05%        6/4/2008             250       248
DaimlerChrysler North America Holding Corp.                         7.30%       1/15/2012             225       251
DaimlerChrysler North America Holding Corp.                         6.50%      11/15/2013             300       315
DaimlerChrysler North America Holding Corp.                         8.50%       1/18/2031             400       475
Dayton Hudson Corp.                                                 6.65%        8/1/2028             350       377
Delphi Corp.                                                        6.50%       8/15/2013             300       314
The Walt Disney Co.                                                5.375%        6/1/2007           1,000     1,062
The Walt Disney Co.                                                6.375%        3/1/2012             250       275
Federated Department Stores, Inc.                                   6.90%        4/1/2029             200       216
Ford Capital BV                                                     9.50%        6/1/2010             225       255
Ford Motor Co.                                                      7.45%       7/16/2031             800       802
Ford Motor Co.                                                      9.98%       2/15/2047             900     1,104
Ford Motor Credit Co.                                              6.875%        2/1/2006           2,300     2,452
Ford Motor Credit Co.                                               6.50%       1/25/2007           2,000     2,130
Ford Motor Credit Co.                                              7.375%      10/28/2009             100       109
Ford Motor Credit Co.                                               7.25%      10/25/2011           1,150     1,240
Ford Motor Credit Co.                                               7.00%       10/1/2013             450       473
General Motors Acceptance Corp.                                     5.25%       5/16/2005             250       259
General Motors Acceptance Corp.                                     6.75%       1/15/2006             200       214

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

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                                                                               FACE    MARKET
INSTITUTIONAL TOTAL BOND                                     MATURITY        AMOUNT    VALUE*
MARKET INDEX FUND                               COUPON           DATE         (000)     (000)
---------------------------------------------------------------------------------------------
General Motors Acceptance Corp.                  4.50%      7/15/2006           500       514
General Motors Acceptance Corp.                 6.125%      9/15/2006           600       641
General Motors Acceptance Corp.                  7.75%      1/19/2010         1,725     1,942
General Motors Acceptance Corp.                 6.875%      9/15/2011           500       538
General Motors Acceptance Corp.                  7.00%       2/1/2012           950     1,025
General Motors Acceptance Corp.                 6.875%      8/28/2012           900       965
General Motors Corp.                             7.20%      1/15/2011           250       273
General Motors Corp.                             8.25%      7/15/2023           150       169
General Motors Corp.                             6.75%       5/1/2028           700       679
General Motors Corp.                            8.375%      7/15/2033           550      626
Harrah's Operating Co. Inc.                     7.125%       6/1/2007           175       194
Harrah's Operating Co. Inc.                      7.50%      1/15/2009           250       285
Harrah's Operating Co. Inc.                     5.375%     12/15/2013(3)        250       247
International Paper Co.                          5.50%      1/15/2014           100       100
Kohl's Corp.                                     6.00%      1/15/2033           100       101
Liberty Media Corp.                              3.50%      9/25/2006           200       201
Liberty Media Corp.                              7.75%      7/15/2009           550       631
Liberty Media Corp.                              8.25%       2/1/2030           250       298
Lowe's Cos., Inc.                               6.875%      2/15/2028           500       565
May Department Stores Co.                        9.75%      2/15/2021           525       678
McDonald's Corp.                                 6.00%      4/15/2011           400       433
Pulte Homes Inc.                                7.875%      6/15/2032           275       321
Target Corp.                                    3.375%       3/1/2008           500       500
Target Corp.                                     5.40%      10/1/2008           750       808
Toyota Motor Credit Corp.                        4.35%     12/15/2010           200       203
Toys R Us, Inc.                                 7.875%      4/15/2013           100       107
Toys R Us, Inc.                                 7.375%     10/15/2018           100       101
Toys R Us, Inc.                                  8.75%       9/1/2021            50        55
VF Corp.                                         6.00%     10/15/2033(3)        150       149
Viacom Inc.                                      7.75%       6/1/2005         1,375     1,488
Viacom Inc.                                     5.625%      8/15/2012           300       319
Viacom Inc.                                      5.50%      5/15/2033           250       231
Visteon Corp.                                    7.95%       8/1/2005           150       160
Visteon Corp.                                    8.25%       8/1/2010           150       168
Wal-Mart Stores, Inc.                           4.375%      7/12/2007           250       261
Wal-Mart Stores, Inc.                            7.55%      2/15/2030           500       615
Wal-Mart Stores, Inc. Canada                     5.58%       5/1/2006(3)      1,400     1,502
Wendy's International                            6.20%      6/15/2014           300       327

CONSUMER NONCYCLICAL (2.1%)
Abbott Laboratories                             5.625%       7/1/2006           300       323
Albertson's Inc.                                 8.00%       5/1/2031           150       173
Altria Group Inc.                               5.625%      11/4/2008           275       282
Altria Group Inc.                                7.00%      11/4/2013           150       160
Anheuser-Busch Cos., Inc.                        7.50%      3/15/2012           500       596
Anheuser-Busch Cos., Inc.                       7.125%       7/1/2017           650       722
Archer-Daniels-Midland Co.                      8.125%       6/1/2012            50        62
C.R. Bard, Inc.                                  6.70%      12/1/2026           350       383
Becton, Dickinson, & Co.                         4.55%      4/15/2013           150       147
Becton, Dickinson, & Co.                         4.90%      4/15/2018           150       146
Bottling Group LLC                              4.625%     11/15/2012           450       447

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                                                                                                    FACE     MARKET
INSTITUTIONAL TOTAL BOND                                                          MATURITY        AMOUNT     VALUE*
MARKET INDEX FUND                                                COUPON               DATE         (000)     (000)
-------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                          4.00%        8/15/2008(3)          250        254
Bristol-Myers Squibb Co.                                          5.75%        10/1/2011           1,050      1,132
Bristol-Myers Squibb Co.                                          5.25%        8/15/2013(3)          250        258
Bunge Ltd. Finance Corp.                                         4.375%       12/15/2008(3)          200        201
Campbell Soup Co.                                                 6.75%        2/15/2011             900      1,022
Cia. Brasil de Bebidas AmBev                                     10.50%       12/15/2011              90        105
Cia. Brasil de Bebidas AmBev                                      8.75%        9/15/2013(3)          150        160
Coca-Cola Enterprises, Inc.                                      6.125%        8/15/2011           1,200      1,324
Coca-Cola Enterprises, Inc.                                       8.50%         2/1/2022              75         98
Coca-Cola Enterprises, Inc.                                       6.75%        9/15/2028             250        278
Conagra Foods, Inc.                                              7.875%        9/15/2010           1,000      1,193
Diageo Capital PLC                                               3.375%        3/20/2008             500        498
General Mills Inc.                                               2.625%       10/24/2006             500        497
General Mills Inc.                                               5.125%        2/15/2007             475        505
Grand Metropolitan Investment Corp.                               9.00%        8/15/2011             400        510
H.J. Heinz Co.                                                   6.375%        7/15/2028             225        239
Healthcare Services                                               7.75%        6/15/2011(3)          200        232
Imperial Tobacco                                                 7.125%         4/1/2009             175        197
International Flavors & Fragrances                                6.45%        5/15/2006             150        162
Johnson & Johnson                                                 3.80%        5/15/2013             225        212
Johnson & Johnson                                                 4.95%        5/15/2033             125        113
Kellogg Co.                                                       6.00%         4/1/2006             300        323
Kellogg Co.                                                       7.45%         4/1/2031             350        413
Kraft Foods Inc.                                                 4.625%        11/1/2006             925        966
Kraft Foods Inc.                                                 5.625%        11/1/2011             225        237
Kraft Foods Inc.                                                  6.50%        11/1/2031             325        341
Kroger Co.                                                        7.70%         6/1/2029             175        203
Kroger Co.                                                        8.00%        9/15/2029             250        300
Fred Meyer, Inc.                                                 7.375%         3/1/2005             500        531
Newell Rubbermaid Inc.                                            6.75%        3/15/2012             150        165
Pepsi Bottling Group Inc.                                         7.00%         3/1/2029             250        286
Pharmacia Corp.                                                   5.75%        12/1/2005           1,000      1,068
Philip Morris Cos., Inc.                                          7.00%        7/15/2005             675        712
Procter & Gamble Co. ESOP                                         9.36%         1/1/2021           1,000      1,353
Quest Diagnostic Inc.                                             6.75%        7/12/2006             125        136
Safeway Inc.                                                      6.50%         3/1/2011             450        490
Safeway Inc.                                                      5.80%        8/15/2012             125        129
Sara Lee Corp.                                                    1.95%        6/15/2006             350        344
Sara Lee Corp.                                                   6.125%        11/1/2032             500        517
Schering-Plough Corp.                                             5.30%        12/1/2013             200        202
Schering-Plough Corp.                                             6.50%        12/1/2033             150        156
Tyson Foods Inc.                                                  7.25%        10/1/2006             200        219
Tyson Foods Inc.                                                  8.25%        10/1/2011             200        233
Unilever Capital Corp.                                           6.875%        11/1/2005             400        434
United Health Group Inc.                                          5.20%        1/17/2007             375        400
Wellpoint Health Network                                         6.375%        1/15/2012             400        439
Wyeth                                                            4.125%         3/1/2008             525        543
Wyeth                                                             5.25%        3/15/2013             350        355
Wyeth                                                             5.50%         2/1/2014             475        480
Wyeth                                                             6.45%         2/1/2024              75         76
Wyeth                                                             6.50%         2/1/2034             100        102

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

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                                                                                                    FACE     MARKET
INSTITUTIONAL TOTAL BOND                                                    MATURITY              AMOUNT     VALUE*
MARKET INDEX FUND                                            COUPON             DATE               (000)      (000)
-------------------------------------------------------------------------------------------------------------------
ENERGY (1.3%)
Alberta Energy Co. Ltd.                                      7.375%        11/1/2031                 400        473
Amerada Hess Corp.                                            7.30%        8/15/2031                 425        438
Anadarko Finance Co.                                          7.50%         5/1/2031                 300        356
Anadarko Petroleum Corp.                                     6.125%        3/15/2012                 200        216
Baker Hughes Inc.                                             6.25%        1/15/2009                 500        557
BP Capital Markets PLC                                        2.35%        6/15/2006                 500        503
BP Capital Markets PLC                                        2.75%       12/29/2006                 250        250
Burlington Resources Inc.                                     7.40%        12/1/2031                 250        290
Canadian Natural Resources                                    7.20%        1/15/2032                 200        233
Conoco Funding Co.                                            5.45%       10/15/2006                 500        537
Conoco Funding Co.                                            6.35%       10/15/2011                 775        868
Conoco Phillips Corp.                                         5.90%       10/15/2032                 500        501
Devon Energy Corp.                                           6.875%        9/30/2011                 500        563
Devon Energy Corp.                                           7.875%        9/30/2031                 100        119
Devon Energy Corp.                                            7.95%        4/15/2032                 100        121
Halliburton Co.                                               5.50%       10/15/2010(3)              125        130
Kerr McGee Corp.                                             7.875%        9/15/2031                 275        314
LG Caltex Oil Corp.                                           7.75%        7/25/2011(3)              400        457
Marathon Oil Corp.                                           6.125%        3/15/2012                 300        323
Nexen Inc.                                                    5.05%       11/20/2013                 100         99
Norsk Hydro                                                   7.15%        1/15/2029                 300        350
Occidental Petroleum                                          6.75%        1/15/2012                 200        226
Occidental Petroleum                                          7.20%         4/1/2028                 200        229
PanCanadian Energy Corp.                                      7.20%        11/1/2031                 250        288
Pemex Project Funding Master Trust                           7.875%         2/1/2009                 200        226
Pemex Project Funding Master Trust                           7.375%       12/15/2014                 600        632
Pemex Project Funding Master Trust                           8.625%         2/1/2022                 400        441
Petro-Canada                                                  4.00%        7/15/2013                 400        370
Petroleos Mexicanos                                           6.50%         2/1/2005               1,200      1,256
PF Export Receivables Master Trust                            6.60%        12/1/2011(1)(3)           500        553
Phillips Petroleum Co.                                        8.50%        5/25/2005                 750        821
Schlumberger Technology Corp.                                 6.50%        4/15/2012(3)              200        223
Suncor Energy Inc.                                            7.15%         2/1/2032                 325        375
Texaco Capital Corp.                                         8.625%         4/1/2032                 175        243
Transocean Sedco Forex Inc.                                  6.625%        4/15/2011                 425        471
Union Oil Co. of California                                   5.05%        10/1/2012                 300        303
Valero Energy Corp.                                          6.875%        4/15/2012                 425        469

TECHNOLOGY (0.6%)
Computer Sciences Corp.                                       6.75%        6/15/2006                 225        247
Computer Sciences Corp.                                       5.00%        2/15/2013                 400        403
Eastman Kodak Co.                                            3.625%        5/15/2008                 250        238
Electronic Data Systems                                       6.00%         8/1/2013                 350        343
First Data Corp.                                              4.70%        11/1/2006                 500        526
First Data Corp.                                             3.375%         8/1/2008                 500        496
Hewlett-Packard Co.                                          3.625%        3/15/2008               1,300      1,305
International Business Machines Corp.                         6.45%         8/1/2007               1,000      1,117
International Business Machines Corp.                         7.00%       10/30/2025                 550        632
International Business Machines Corp.                        7.125%        12/1/2096                 275        312
Motorola Inc.                                                7.625%       11/15/2010                 600        681
Motorola Inc.                                                 8.00%        11/1/2011                 100        116

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

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                                                                                                    FACE     MARKET
INSTITUTIONAL TOTAL BOND                                                         MATURITY         AMOUNT     VALUE*
MARKET INDEX FUND                                                 COUPON             DATE          (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Motorola Inc.                                                      7.50%        5/15/2025            200        217
Texas Instruments Inc.                                            6.125%         2/1/2006            100        107

TRANSPORTATION (0.7%)
American Airlines Inc. Pass-Through Certificates                  7.024%       10/15/2009            725        727
Burlington Northern Santa Fe Corp.                                7.875%        4/15/2007            500        577
Burlington Northern Santa Fe Corp.                                 6.75%        3/15/2029            150        163
Burlington Northern Santa Fe Corp.                                 7.25%         8/1/2097            350        385
Canadian National Railway Co.                                      6.80%        7/15/2018            375        430
Canadian Pacific Rail                                              6.25%       10/15/2011            525        578
Continental Airlines, Inc. Pass-Through Certificates              6.648%        9/15/2017            282        276
CSX Corp.                                                          9.00%        8/15/2006            750        863
Delta Air Lines, Inc. Pass-Through Certificates                   7.111%        9/18/2011            625        631
ERAC USA Finance Co.                                               7.35%        6/15/2008(3)         325        368
Hertz Corp.                                                        7.40%         3/1/2011            525        554
Hertz Corp.                                                       7.625%         6/1/2012            125        133
Norfolk Southern Corp.                                            8.375%        5/15/2005            725        785
Norfolk Southern Corp.                                             7.90%        5/15/2097            325        385
Northwest Airlines, Inc. Pass-Through Certificates                6.841%         4/1/2011            100        100
Southwest Airlines Co.                                             6.50%         3/1/2012            700        762
Union Pacific Corp.                                               3.625%         6/1/2010            500        477
Union Pacific Corp.                                                7.00%         2/1/2016            500        572

OTHER
Steelcase Inc.                                                    6.375%       11/15/2006            125        129
                                                                                                        -----------
                                                                                                            154,319
                                                                                                        -----------

UTILITIES (2.2%)
ELECTRIC (1.7%)
AEP Texas Central Co.                                              5.50%        2/15/2013            350        357
AEP Texas Central Co.                                              6.65%        2/15/2033            250        261
Alabama Power                                                      4.70%        12/1/2010            275        278
Alabama Power                                                      5.50%       10/15/2017            775        802
Arizona Public Service Co.                                         4.65%        5/15/2015            500        471
Cincinnati Gas & Electric Co.                                      5.70%        9/15/2012            350        368
Commonwealth Edison Co.                                            3.70%         2/1/2008            100        100
Commonwealth Edison Co.                                            6.15%        3/15/2012            100        109
Commonwealth Edison Co.                                            4.70%        4/15/2015            100         97
Consolidated Edison Inc.                                          6.625%       12/15/2005            525        569
Constellation Energy Group Inc.                                   6.125%         9/1/2009            700        768
Constellation Energy Group Inc.                                    7.00%         4/1/2012            125        141
Consumers Energy Co.                                               4.25%        4/15/2008(3)         100        101
Consumers Energy Co.                                               4.80%        2/17/2009(3)         250        255
Consumers Energy Co.                                              5.375%        4/15/2013(3)         100        100
Corporacion Andina De Fomento                                      5.20%        5/21/2013            125        123
Detroit Edison Co.                                                 7.50%         2/1/2005          1,000      1,057
Duke Capital Corp.                                                 6.75%        2/15/2032            175        179
Duke Energy Corp.                                                  6.45%       10/15/2032            700        720
Energy East Corp.                                                  6.75%        6/15/2012            600        660


-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
INSTITUTIONAL TOTAL BOND                                                         MATURITY         AMOUNT     VALUE*
MARKET INDEX FUND                                                 COUPON             DATE          (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Entergy Gulf States, Inc.                                          3.60%         6/1/2008(3)         150        146
FirstEnergy Corp.                                                  5.50%       11/15/2006            350        363
FirstEnergy Corp.                                                  6.45%       11/15/2011            800        827
Florida Power & Light                                             6.875%        12/1/2005            800        869
Georgia Power Co.                                                 5.125%       11/15/2012            225        230
HQI Transelec Chile SA                                            7.875%        4/15/2011            475        546
Korea Electric Power                                               4.25%        9/12/2007(3)         325        330
MidAmerican Energy Co.                                             6.75%       12/30/2031            825        905
National Rural Utilities Cooperative Finance Corp.                 6.50%         3/1/2007            500        551
National Rural Utilities Cooperative Finance Corp.                 5.75%        8/28/2009          1,000      1,083
NiSource Finance Corp.                                             3.20%        11/1/2006            300        302
NiSource Finance Corp.                                            7.875%       11/15/2010            150        179
Ohio Power Co.                                                     4.85%        1/15/2014            300        293
Ohio Power Co.                                                    6.375%        7/15/2033            300        312
Oncor Electric Delivery                                           6.375%         5/1/2012            150        165
Oncor Electric Delivery                                           6.375%        1/15/2015            200        215
Oncor Electric Delivery                                            7.25%        1/15/2033            200        225
PacifiCorp                                                         6.90%       11/15/2011            275        315
PECO Energy Co.                                                    5.95%        11/1/2011            400        435
Pepco Holdings Inc.                                                6.45%        8/15/2012            200        217
Progress Energy Inc.                                               6.05%        4/15/2007            100        108
Progress Energy Inc.                                               7.10%         3/1/2011            850        958
PSEG Power Corp.                                                  6.875%        4/15/2006            225        246
PSEG Power Corp.                                                   7.75%        4/15/2011            100        118
PSEG Power Corp.                                                   6.95%         6/1/2012            200        225
PSEG Power Corp.                                                  8.625%        4/15/2031            200        257
Public Service of Colorado                                        4.375%        10/1/2008            750        769
Scana Corp.                                                        6.25%         2/1/2012            600        654
Virginia Electric & Power Co.                                     5.375%         2/1/2007            675        722
Wisconsin Electric Power                                          5.625%        5/15/2033            100         96
XCEL Energy Inc.                                                   7.00%        12/1/2010            125        141

NATURAL GAS (0.5%)
Columbia Energy Group                                              7.62%       11/28/2025            150        162
Consolidated Natural Gas                                          5.375%        11/1/2006            425        457
Consolidated Natural Gas                                           6.25%        11/1/2011            500        547
Duke Energy Field Services                                         7.50%        8/16/2005            225        243
Duke Energy Field Services                                        8.125%        8/16/2030            150        183
Enterprise Products Operating LP                                   8.25%        3/15/2005            300        323
Keyspan Corp.                                                      7.25%       11/15/2005          1,175      1,281
Kinder Morgan Energy Partners, LP                                  7.30%        8/15/2033            250        284
Kinder Morgan Inc.                                                 6.50%         9/1/2012            500        551
Sempra Energy                                                      6.95%        12/1/2005            500        542
Southern Union Co.                                                 7.60%         2/1/2024            200        217
Texas Gas Transmission                                             4.60%         6/1/2015            150        142
Trans-Canada Pipelines                                             4.00%        6/15/2013            375        349
                                                                                                        -----------
                                                                                                             25,599
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $350,857) 363,604
-------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                         MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                                 COUPON             DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (2.5%)
-----------------------------------------------------------------------------------------------------------------
Canadian Government                                                6.75%        8/28/2006         900       1,002
Export Development Canada                                          4.00%         8/1/200          200         207
Federation of Malaysia                                             8.75%         6/1/2009         250         307
Federation of Malaysia                                             7.50%        7/15/2011         400         474
Instit De Credito Official                                         6.00%        5/19/2008         200         222
KFW International Finance, Inc.                                    2.50%       10/17/2005       2,500       2,526
KFW International Finance, Inc.                                    4.75%        1/24/2007         500         531
Kredit Weideraufbau                                               2.375%        9/25/2006         700         699
Ontario Hydro Electric                                             6.10%        1/30/2008         200         221
Province of British Columbia                                      5.375%       10/29/2008         970       1,049
Province of Manitoba                                               7.50%        2/22/2010         500         599
Province of New Brunswick                                          3.50%       10/23/2007       1,000       1,013
Province of Newfoundland                                           7.32%       10/13/2023         600         733
Province of Ontario                                                5.50%        10/1/2008       2,000       2,170
Province of Quebec                                                 5.75%        2/15/2009         500         547
Province of Quebec                                                 5.00%        7/17/2009       1,000       1,057
Province of Quebec                                                 7.50%        9/15/2029         250         311
Province of Saskatchewan                                          7.375%        7/15/2013         400         485
Quebec Hydro Electric                                              6.30%        5/11/2011         500         565
Quebec Hydro Electric                                              7.50%         4/1/2016       1,000       1,223
Region of Lombardy                                                5.804%       10/25/2032         250         258
Republic of Chile                                                 5.625%        7/23/2007         650         694
Republic of Italy                                                 4.375%       10/25/2006         500         524
Republic of Italy                                                  2.75%       12/15/2006         250         250
Republic of Italy                                                 3.625%        9/14/2007       2,400       2,451
Republic of Italy                                                 5.625%        6/15/2012       1,650       1,795
Republic of Italy                                                 6.875%        9/27/2023         500         593
Republic of Korea                                                 8.875%        4/15/2008         200         241
Republic of Korea                                                  4.25%         6/1/2013         250         242
Republic of South Africa                                          7.375%        4/25/2012         500         560
Republic of South Africa                                           8.50%        6/23/2017         250         298
State of Israel                                                   4.625%        6/15/2013         125         119
Swedish Export Credit                                             2.875%        1/26/2007         225         226
United Mexican States                                             9.875%        1/15/2007         600         714
United Mexican States                                             8.625%        3/12/2008         175         206
United Mexican States                                             4.625%        10/8/2008         325         330
United Mexican States                                             8.375%        1/14/2011       1,725       2,044
United Mexican States                                             6.375%        1/16/2013         250         259
United Mexican States                                              8.30%        8/15/2031       1,550       1,749
United Mexican States                                              7.50%         4/8/2033         150         156
-----------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $28,808)                                                                                           29,650
-----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.2%)
-----------------------------------------------------------------------------------------------------------------
Illinois (Taxable Pension) GO                                      4.95%         6/1/2023          75          70
Illinois (Taxable Pension) GO                                      5.10%         6/1/2033       1,400       1,281
Oregon (Taxable Pension) GO                                       5.762%         6/1/2023         125         128
Oregon (Taxable Pension) GO                                       5.892%         6/1/2027         125         129


------------------------------------------------------------------------------------------------------------
                                                                                            FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                    MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                              COUPON           DATE       (000)       (000)
------------------------------------------------------------------------------------------------------------
Wisconsin Public Service Rev.                                   4.80%       5/1/2013         150         150
Wisconsin Public Service Rev.                                   5.70%       5/1/2026         150         151
------------------------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (COST $1,888)                                                                                        1,909
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                                      0.98%       1/2/2004      16,034      16,034
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note E                              0.99%       1/2/2004       8,182       8,182
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $24,216)                                                                                      24,216
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $1,172,645)                                                                                1,191,456
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
------------------------------------------------------------------------------------------------------------
Other Assets                                                                                          32,674
Liabilities--Note E                                                                                 (39,512)
                                                                                                ------------
                                                                                                     (6,838)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------
Applicable to 22,871,216 outstanding $.001 par value shares of beneficial
  interest (unlimited authorization)                                                              $1,184,618
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                             $51.80
============================================================================================================

*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Adjustable-rate note.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate value of these securities was $16,369,000, representing 1.4% of net assets.
GO--General Obligation Bond.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $1,165,107        $50.95
Undistributed Net Investment Income                             --            --
Accumulated Net Realized Gains                                 299           .01
Unrealized Appreciation
  Investment Securities                                     18,811           .82
  Swap Contracts                                               401           .02
--------------------------------------------------------------------------------
NET ASSETS                                              $1,184,618        $51.80
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets. 27

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                               $40,042
  Security Lending                                                            40
--------------------------------------------------------------------------------
    Total Income                                                          40,082
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative                                              526
--------------------------------------------------------------------------------
    Total Expenses                                                           526
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     39,556
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               8,233
  Swap Contracts                                                             776
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   9,009
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  (5,775)
  Swap Contracts                                                             272
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (5,503)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $43,062
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                  INSTITUTIONAL TOTAL BOND
                                                       MARKET INDEX FUND
                                            ------------------------------------
                                             YEAR ENDED              APRIL 26*TO
                                          DEC. 31, 2003            DEC. 31, 2002
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 39,556                 $ 19,184
  Realized Net Gain (Loss)                        9,009                      291
  Unrealized Appreciation (Depreciation)        (5,503)                   24,715
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                  43,062                   44,190
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (40,547)                 (18,969)
  Realized Capital Gain**                       (4,003)                    (227)
--------------------------------------------------------------------------------
    Total Distributions                        (44,550)                 (19,196)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        423,202                1,012,589
  Issued in Lieu of Cash Distributions           33,805                   11,291
  Redeemed                                    (275,964)                 (43,811)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                        181,043                  980,069
--------------------------------------------------------------------------------
    Total Increase (Decrease)                   179,555                1,005,063
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                         1,005,063                       --
--------------------------------------------------------------------------------
  End of Period                              $1,184,618               $1,005,063
================================================================================
(1)Shares Issued (Redeemed)
  Issued                                          8,136                   20,000
  Issued in Lieu of Cash Distributions              650                      220
  Redeemed                                      (5,282)                    (853)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
      Outstanding                                 3,504                   19,367
================================================================================
*Inception.
**Includes fiscal 2003 and 2002 short-term gain distributions totaling $2,653,000 and $227,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
                                                  YEAR ENDED        APRIL 26* TO
                                                    DEC. 31,            DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2003                2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $51.89              $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                1.952               1.701
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .133               1.891
--------------------------------------------------------------------------------
    Total from Investment Operations                   2.085               3.592
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (1.997)             (1.690)
  Distributions from Realized Capital Gains           (.178)              (.012)
--------------------------------------------------------------------------------
    Total Distributions                              (2.175)             (1.702)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $51.80              $51.89
================================================================================
TOTAL RETURN                                           4.08%               7.30%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $1,185              $1,005
  Ratio of Total Expenses to Average Net Assets        0.05%             0.05%**
  Ratio of Net Investment Income to Average Net Assets 3.81%             4.57%**
  Portfolio Turnover Rate+                               70%                 64%
================================================================================
*Inception.
**Annualized.
+Portfolio turnover rates excluding in-kind redemptions were 60% and 64%, respectively.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. The fund commenced operations on April 26, 2002. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. SWAP CONTRACTS: The fund has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2003, the fund realized $3,609,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $386,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund's total return swap contracts (used to replicate specific bond market segments or securities) are treated as ordinary income (loss) for tax purposes, affecting the fund's income dividends to shareholders but having no effect on the fund's tracking of the index as the effect on income dividends is offset by a change in principal return. Realized gains on swap contracts of $776,000 have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2003, the fund had $227,000 of net swap gains available to distribute to shareholders as ordinary income dividends.

For tax purposes at December 31, 2003, the fund had long-term capital gains of $382,000 available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $18,743,000, consisting of unrealized gains of $21,927,000 on securities that had risen in value since their purchase and $3,184,000 in unrealized losses on securities that had fallen in value since their purchase.

AT DECEMBER 31, 2003, THE FUND HAD THE FOLLOWING OPEN SWAP CONTRACTS:

TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------
                                                                   FLOATING         UNREALIZED
                                                       NOTIONAL    INTEREST       APPRECIATION
                                                         AMOUNT        RATE     (DEPRECIATION)
REFERENCE ENTITY/TERMINATION DATE            DEALER*      (000)      PAID**              (000)
----------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities Index
  1/31/2004                                     MSCP    $ 3,000       0.72%               $ 30
Commercial Mortgage-Backed Securities Index
  1/31/2004                                      DBS        900        0.62                  9
Federal National Mortgage Assn., 5.00% 15-Year
  1/31/2004                                      UBS      4,000        1.00                 20
Commercial Mortgage-Backed Securities Index
  2/29/2004                                     MSCP      5,100        0.57                170
Commercial Mortgage-Backed Securities Index
  4/30/2004                                       BA     10,000        0.57                102
Commercial Mortgage-Backed Securities Index
  4/30/2004                                       BA      5,000        0.57                 51
Federal National Mortgage Assn. 5.00% 15-Year
  5/31/2004                                      UBS      7,000        0.97                 19
                                                                                     ---------
                                                                                          $401
----------------------------------------------------------------------------------------------

*BA--Bank of America.
DBS--Deutsche Bank Securities.
MSCP--Morgan Stanley Credit Products.
UBS--UBS Warburg.
**Based on one-month London Interbank Offered Rate (LIBOR).

D. During the year ended December 31, 2003, the fund purchased $181,210,000 of investment securities and sold $161,936,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $962,453,000 and $556,936,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $51,041,000, for which the fund held as collateral cash of $8,182,000 and U.S. government and agency securities with a market value of $44,544,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT AUDITORS

To the  Shareholders  and Trustees of Vanguard  Institutional  Bond Market Index
Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

This information for the fiscal year ended December 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,504,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
--------------------------------------------------------------------------------

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3370 022004

                                    VANGUARD(R) INSTITUTIONAL
                                    TOTAL STOCK MARKET INDEX FUND
                                    December 31, 2003


ANNUAL REPORT
[GRAPHIC]
                                                   THE VANGUARD GROUP (R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
6 FUND PROFILE
7 GLOSSARY OF INVESTMENT TERMS
8 PERFORMANCE SUMMARY
9 YOUR FUND'S AFTER-TAX RETURNS
10 FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SUMMARY
- The stock market bounced back dramatically in 2003, and Vanguard Institutional Total Stock Market Index Fund met its objective of closely tracking the return of the Wilshire 5000 Index. Both the Institutional Shares and the Institutional Plus Shares returned 31.7%.
- Small-capitalization stocks and high-yield bonds were the best performers in their respective asset classes, while technology shares of all sizes returned to the fore.
- Though its history is brief, the fund has demonstrated some of the long-term benefits of indexing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder,

During 2003, the U.S. stock market rebounded strongly from one of the longest and deepest bear markets in modern financial history. The Wilshire 5000 Total Market Index, a gauge of the broad market, returned 31.6%--its best calendar-year performance since 1995.

[PICTURES OF JOHN J. BRENNAN]

As you can see in the adjacent table, Vanguard Institutional Total Stock Market Index Fund met its objective of closely tracking the return of this unmanaged benchmark. The fund's returns were also quite strong compared with the return of the fund's peer-group average, which is made up primarily of actively managed funds.

--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                                    YEAR ENDED
                                                                     DECEMBER 31
--------------------------------------------------------------------------------
Vanguard Institutional Total Stock
  Market Index Fund
  Institutional Shares                                                     31.7%
  Institutional Plus Shares                                                31.7
Wilshire 5000 Index                                                        31.6
Average Multi-Cap Core Fund*                                               29.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Details of the per-share  components of your fund's total returns appear on page
5. If you hold your shares in a taxable account, you may wish to review the fund's after-tax returns on page 9.

STOCKS  REBOUNDED FROM THE FIERCE BEAR MARKET
The long and painful downturn of the broad market, which lost more than one-third of its value during the three years ended December 31, 2002, came to a dramatic close in 2003. The start and subsequent swift completion of major combat operations in Iraq ignited a broad-based rally that propelled the Wilshire 5000 Index higher.

Other factors contributing to the rebound included the Federal Reserve Board's reduction in its target for short-term interest rates to a 45-year low of 1.00%; low mortgage rates, which spurred home-buying and freed up cash through refinancing; the decline of the U.S. dollar relative to other currencies, which aided businesses dependent on exports and profits from operations overseas; tax cuts, which resulted in cash that consumers were more than willing to spend; a spike in business investment; and rapid growth in U.S. economic output, which expanded at an 8.2% annual rate in the third quarter.

By most gauges of performance, growth and value stocks--whose prices reflect either a premium or a discount relative to company earnings, book value, or other measures provided similar returns. Small-cap stocks outpaced large-caps by a substantial margin, with the small-cap Russell 2000 Index outperforming the mid- to large-cap Russell 1000 Index by 17.4 percentage points. International stocks, particularly those from emerging markets, also posted excellent returns. For U.S.-based investors, strong local-currency returns were generally augmented by the dollar's decline.

'JUNK' REIGNED SUPREME
An appetite for risk was evident not just in the stock market, but also in fixed income investments. Bonds from companies rated below-investment-grade (popularly known as "junk" bonds) surged 29.0% during the 12 months, as measured by the Lehman Brothers High Yield Bond Index.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2003
                                                 -------------------------------
                                               ONE          THREE           FIVE
                                              YEAR          YEARS          YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              29.9%          -3.8%          -0.1%
Russell 2000 Index (Small-caps)              47.3            6.3            7.1
Wilshire 5000 Index (Entire market)          31.6           -2.5            0.4
MSCI All Country World Index Free
 ex USA (International)                      41.4           -1.0            1.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   4.1%           7.6%           6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                   5.3            6.7            5.8
Citigroup 3-Month Treasury Bill Index         1.1            2.3            3.5
================================================================================
CPI
Consumer Price Index                          1.9%           1.9%           2.4%
--------------------------------------------------------------------------------

U.S. Treasury securities, which are essentially free of credit risk, provided weak returns. The benchmark 10-year Treasury note rallied early in the year, compressing yields to levels not seen since Dwight Eisenhower occupied the Oval Office, but retreated as the stock market and the broader economy gathered steam. By year-end, the 10-year note's yield stood at 4.25%, up 44 basis points (0.44 percentage point) from the beginning of the year. Rising rates mean falling prices, and the return of the broad Treasury market was barely positive. Overall, the broad U.S. investment-grade taxable bond market earned 4.1%.

--------------------------------------------------------------------------------
Technology stocks, which were among the hardest hit in the stock market's long downturn, staged a remarkable recovery. Chip-makers and software companies began to profit from a rebound in capital spending.
--------------------------------------------------------------------------------

Even as yields of longer-maturity bonds rose, the yield of the 3-month Treasury bill, a proxy for money market rates, finished the year at 0.92%, 27 basis points below its year-ago level.

THE FUND'S RESURGENCE WAS REMARKABLE IN ITS BREADTH AND STRENGTH

Vanguard Institutional Total Stock Market Index Fund's impressive returns in 2003 were a remarkable rebound from the dispiriting performances recorded in 2001 and 2002. It's worth noting that focusing on the total market in 2003 proved superior to the more typical indexing concentration on large-cap stocks, as the market's smaller shares outpaced their larger counterparts.

The market's resurgence was powered by economically sensitive stocks, most notably those in the technology sector, which was battered during the long downturn. As corporations boosted capital spending, one result was strong earnings growth among software- and hardware- makers, such as chip producers.

Producer durables and materials & processing stocks also generated strong returns. These companies, which make the economy's basic building blocks, often perform well as an expansion gathers momentum. Heavy-machinery-maker Caterpillar and the big names in the red-hot housing sector all registered impressive gains.

No sector performed poorly, except on a relative basis. (After all, "average" performance was, by definition, a market-level 31.6%.) Consumer staples and utilities stocks traditionally defensive sectors that lost some appeal in a more risk-tolerant market were among the weaker performers, though they nevertheless recorded double-digit gains.


THE CASE FOR INDEXING HAS BEEN COMPELLING

In essence, the objective of an index fund is to capture the return of an index with minimal tracking error. As illustrated by the tables on page 4, Vanguard's Quantitative Equity Group has succeeded in that objective, even after accounting for the operating and transaction costs that the fund, but not the unmanaged index, must bear.

--------------------------------------------------------------------------------
TOTAL RETURNS                                           AUGUST 31, 2001* THROUGH
                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                     A $200,000,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Shares                   2.9%                       $213,560,549
Wilshire 5000 Index                      2.8                         213,102,366
Average Multi-Cap
  Core Fund                              1.5                         207,278,741
--------------------------------------------------------------------------------
                                                           May 31, 2001* Through
                                                               December 31, 2003
--------------------------------------------------------------------------------
                                      Average                     Final Value of
                                       Annual                     a $500,000,000
                                       Return                 Initial Investment
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Plus Shares             -1.1%                       $485,783,892
Wilshire 5000 Index                     -1.2                         484,001,170
Average Multi-Cap
  Core Fund                             -2.0                         474,488,925
--------------------------------------------------------------------------------
*Share-class inception.

Because investors have a choice between indexed and active investment approaches, it's also instructive to evaluate the performance of an index portfolio relative to the returns of active strategies. Therefore, the tables at left also present the average annual return of multi-cap core mutual funds from each share class's inception through December 31, 2003. Although the periods are brief, the results are consistent with our longer-term expectations for an indexing strategy. Both share classes produced a higher annualized return than the peer-group average.

The keys to strong relative performance over the long term are full investment in stocks (eliminating the "drag" of uninvested cash in a market that has tended to rise more often than it falls), broad-market diversification, excellent execution by the Quantitative Equity Group, and low trading and operating costs. These attributes don't produce winning comparisons in every single period, but their cumulative effect can be imposing.

THE YEAR BROUGHT A WELCOME CHANGE AND A DISAPPOINTMENT

This year marks the first time since 1999 that I've had the pleasure to report positive returns to investors in Vanguard's broad market index funds. Although the market's resurgence has made my task more pleasant, it has in no way altered the advice we offered to shareholders both before and during the long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive come--what may.

Unfortunately, 2003 was also a disappointment to many investors. The reports of late trading and market-timing at some competing investment management firms have been as disturbing to us as they no doubt have been to you. I want to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity, and our client-owned corporate structure aligns our day-to-day efforts with your long-term financial goals. Thank you for investing your assets with Vanguard.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 20, 2004










--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          DECEMBER 31, 2002-DECEMBER 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                             STARTING        ENDING         INCOME       CAPITAL
                          SHARE PRICE   SHARE PRICE      DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Shares         $18.00        $23.33         $0.330        $0.000
  Institutional Plus Shares     18.00         23.33          0.337         0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PROFILE                                                    AS OF 12/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 7.
--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                                          TARGET
                                                     FUND                 INDEX*
--------------------------------------------------------------------------------
Number of Stocks                                    3,335                  5,216
Median Market Cap                                  $29.3B                 $29.3B
Price/Earnings Ratio                                25.7x                  25.6x
Price/Book Ratio                                     3.1x                   3.1x
Yield 1.5%
  Institutional Shares                               1.5%
  Institutional Plus Shares                          1.5%
Return on Equity                                    15.8%                  15.9%
Earnings Growth Rate                                 5.2%                   5.3%
Foreign Holdings                                     0.8%                   0.8%
Turnover Rate                                         11%                     --
Expense Ratio                                                                 --
  Institutional Shares                              0.06%
  Institutional Plus Shares                        0.025%
Short-Term Reserves                                    0%                     --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                                          TARGET
                                                     FUND                 INDEX*
--------------------------------------------------------------------------------
Auto & Transportation                                   3%                    3%
Consumer Discretionary                                 15                    15
Consumer Staples                                        7                     7
Financial Services                                     23                    23
Health Care                                            13                    13
Integrated Oils                                         3                     3
Other Energy                                            2                     2
Materials & Processing                                  4                     4
Producer Durables                                       4                     4
Technology                                             15                    15
Utilities                                               7                     6
Other                                                   4                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

General Electric Co.                                  2.3%
  (conglomerate)
Microsoft Corp.                                       2.2
  (software)
ExxonMobil Corp.                                      2.0
  (oil)
Pfizer Inc.                                           2.0
  (pharmaceuticals)
Citigroup, Inc.                                       1.9
  (banking)
Wal-Mart Stores, Inc.                                 1.7
  (retail)
Intel Corp.                                           1.6
  (electronics)
American International Group, Inc.                    1.3
  (insurance)
Cisco Systems, Inc.                                   1.3
  (computer hardware)
International Business Machines Corp.                 1.2
  (computer hardware)
--------------------------------------------------------------------------------
Top Ten                                              17.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------

INVESTMENT FOCUS

Market Cap            Large
Style                 Blend


Visit our  website at  VANGUARD.COM  for  regularly  updated  fund  information.

*Wilshire 5000 Index.

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GLOSSARY OF INVESTMENT TERMS
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EARNINGS  GROWTH RATE.  The average  annual rate of growth in earnings  over the past five years for the stocks now in a fund.
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EXPENSE  RATIO.  The  percentage of a fund's  average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
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MEDIAN  MARKET  CAP.  An  indicator  of the  size of  companies  in which a fund
invests;  the  midpoint  of  market   capitalization   (market  price  x  shares
outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
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PRICE/BOOK  RATIO.  The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
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PRICE/EARNINGS  RATIO.  The ratio of a stock's  current  price to its  per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
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SHORT-TERM  RESERVES.  The  percentage  of a fund  invested  in  highly  liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
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YIELD.  A snapshot of a fund's  income from interest and  dividends.  The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                             AS OF 12/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 2001-DECEMBER 31, 2003

               INSTITUTIONAL TOTAL
           STOCK MARKET INDEX FUND          WILSHIRE 5000      AVERAGE MULTI-CAP
              INSTITUTIONAL SHARES                  INDEX              CORE FUND
8/31/2001              200,000,000            200,000,000            200,000,000
200109                 182,075,281            182,033,820            180,200,000
200112                 204,661,063            204,550,528            203,936,377
200203                 206,610,216            206,517,990            204,507,399
200206                 180,483,758            180,478,704            179,973,853
200209                 150,081,946            150,137,867            148,975,789
200212                 162,161,670            161,881,852            159,580,215
200303                 157,106,285            156,884,342            154,546,241
200306                 183,053,446            182,773,941            179,217,963
200309                 189,951,197            189,555,803            184,521,412
200312                 213,560,549            213,102,366            207,278,740
--------------------------------------------------------------------------------


                                AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 2003
                                ------------------------------- FINAL VALUE OF A
                                            ONE          SINCE      $200,000,000
                                           YEAR     INCEPTION*        INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Stock Market Index Fund
  Institutional Shares                    31.70%          2.85%     $213,560,549
Wilshire 5000 Index                       31.64           2.76       213,102,366
Average Multi-Cap Core Fund**             29.89           1.54       207,278,741
--------------------------------------------------------------------------------

                                                                FINAL VALUE OF A
                                            ONE          SINCE      $500,000,000
                                           YEAR     INCEPTION*        INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Stock Market Index Fund
  Institutional Plus Shares               31.74%         -1.11%     $485,783,892
Wilshire 5000 Index                       31.64          -1.25       484,001,170
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 2001-DECEMBER 31, 2003

             INSTITUTIONAL TOTAL STOCK
                     MARKET INDEX FUND          WILSHIRE 5000
                  INSTITUTIONAL SHARES                  INDEX
2001                               2.3                    2.3
2002                             -20.8                  -20.9
2003                              31.7                   31.6
--------------------------------------------------------------------------------


*Inception  dates  are:  for   Institutional   Shares,   August  31,  2001;  for
Institutional Plus Shares, May 31, 2001.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights tables on pages 47 and 48 for dividend and capital gains information.

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YOUR FUND'S AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. Qualified dividend income is for calendar year 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance-whether before or after taxes-does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2003
                                                                           SINCE
                                                 ONE YEAR             INCEPTION*
                                                --------------------------------
INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
INSTITUTIONAL SHARES
  Returns Before Taxes                              31.70%                 2.85%
  Returns After Taxes on Distributions              31.38                  2.35
  Returns After Taxes on Distributions and Sale
  of Fund Shares                                    20.95                  2.15
--------------------------------------------------------------------------------
*August 31, 2001.

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AS OF 12/31/2003        FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.3%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                                    790,467         24,489
  Microsoft Corp.                                         851,186         23,442
  ExxonMobil Corp.                                        520,215         21,329
  Pfizer Inc.                                             600,785         21,226
  Citigroup, Inc.                                         406,276         19,721
  Wal-Mart Stores, Inc.                                   340,807         18,080
  Intel Corp.                                             514,284         16,560
  American International
    Group, Inc.                                           205,301         13,607
* Cisco Systems, Inc.                                     543,557         13,203
  International Business Machines Corp.                   135,532         12,561
  Johnson & Johnson                                       233,685         12,072
  The Procter & Gamble Co.                                102,155         10,203
  The Coca-Cola Co.                                       193,001          9,795
  Bank of America Corp.                                   116,850          9,398
  Altria Group, Inc.                                      159,896          8,702
  Merck & Co., Inc.                                       175,206          8,095
  Wells Fargo & Co.                                       133,275          7,849
* Berkshire Hathaway Inc.
    Class A                                                    91          7,667
  Verizon Communications                                  217,359          7,625
  ChevronTexaco Corp.                                      84,238          7,277
* Dell Inc.                                               201,574          6,845
  SBC Communications Inc.                                 260,522          6,792
  United Parcel Service, Inc.                              88,518          6,599
* Time Warner, Inc.                                       355,954          6,404
  Home Depot, Inc.                                        179,176          6,359
  PepsiCo, Inc.                                           135,248          6,305
* Amgen, Inc.                                             101,581          6,278
  Eli Lilly & Co.                                          88,458          6,221
  Viacom Inc. Class B                                     137,745          6,113
  J.P. Morgan Chase & Co.                                 160,667          5,901
  Fannie Mae                                               76,521          5,744
  Abbott Laboratories                                     123,070          5,735
  Hewlett-Packard Co.                                     239,895          5,510
* Oracle Corp.                                            411,483          5,432
  3M Co.                                                   61,882          5,262
* Comcast Corp. Class A                                   151,176          4,969
  Morgan Stanley                                           85,302          4,936
  American Express Co.                                    101,263          4,884
  Wachovia Corp.                                          104,221          4,856
  Medtronic, Inc.                                          95,488          4,642
  U.S. Bancorp                                            151,893          4,523
  Wyeth                                                   104,895          4,453
  Bristol-Myers Squibb Co.                                152,761          4,369
  Merrill Lynch & Co., Inc.                                74,420          4,365
  BellSouth Corp.                                         145,496          4,118
  Bank One Corp.                                           88,005          4,012
  Texas Instruments, Inc.                                 136,089          3,998
  The Walt Disney Co.                                     161,078          3,758
  The Goldman Sachs Group, Inc.                            37,345          3,687
  FleetBoston Financial Corp.                              83,070          3,626

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                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  E.I. du Pont de Nemours & Co.                            78,463          3,600
  ConocoPhillips Co.                                       53,686          3,520
  United Technologies Corp.                                37,086          3,515
  Lowe's Cos., Inc.                                        61,867          3,427
  QUALCOMM Inc.                                            63,020          3,399
  Anheuser-Busch Cos., Inc.                                64,189          3,381
* eBay Inc.                                                50,866          3,285
  Freddie Mac                                              54,740          3,192
  Dow Chemical Co.                                         72,374          3,009
* Applied Materials, Inc.                                 130,972          2,940
  Walgreen Co.                                             80,685          2,935
  Gillette Co.                                             79,624          2,925
  Washington Mutual, Inc.                                  70,781          2,840
  The Boeing Co.                                           66,273          2,793
  Target Corp.                                             71,737          2,755
  UnitedHealth Group Inc.                                  46,156          2,685
  Fifth Third Bancorp                                      44,882          2,653
  Alcoa Inc.                                               68,089          2,587
  Motorola, Inc.                                          183,353          2,580
  Schlumberger Ltd.                                        46,082          2,522
* Liberty Media Corp.                                     212,032          2,521
  MBNA Corp.                                              100,640          2,501
  McDonald's Corp.                                         99,916          2,481
* EMC Corp.                                               189,313          2,446
* Nextel Communications, Inc.                              86,463          2,426
  Allstate Corp.                                           55,436          2,385
* Boston Scientific Corp.                                  64,526          2,372
  First Data Corp.                                         57,412          2,359
  General Motors Corp.                                     44,084          2,354
  Kimberly-Clark Corp.                                     39,703          2,346
* Yahoo! Inc.                                              51,749          2,338
  Ford Motor Co.                                          144,220          2,306
  Clear Channel Communications, Inc.                       48,609          2,276
  Caterpillar, Inc.                                        27,354          2,271
  Honeywell International Inc.                             67,767          2,265
  Emerson Electric Co.                                     33,134          2,145
  Colgate-Palmolive Co.                                    42,292          2,117
  Cardinal Health, Inc.                                    34,019          2,081
  Illinois Tool Works, Inc.                                24,256          2,035
  The Bank of New York Co., Inc.                           60,868          2,016
  Metropolitan Life Insurance Co.                          59,859          2,015
  Schering-Plough Corp.                                   115,747          2,013
  Marsh & McLennan Cos., Inc.                              41,695          1,997
  Carnival Corp.                                           49,490          1,966
  Gannett Co., Inc.                                        21,294          1,899
  Sysco Corp.                                              50,896          1,895
  Automatic Data Processing, Inc.                          46,834          1,855
  Lockheed Martin Corp.                                    35,454          1,822
* Forest Laboratories, Inc.                                28,754          1,777
* Cendant Corp.                                            79,758          1,776
  Prudential Financial, Inc.                               42,523          1,776
  Southern Co.                                             57,602          1,742
* InterActiveCorp                                          51,005          1,731
  Exelon Corp.                                             25,721          1,707
* AT&T Wireless Services Inc.                             213,429          1,705
  HCA Inc.                                                 39,036          1,677
  BB&T Corp.                                               42,969          1,660
* Amazon.com, Inc.                                         31,537          1,660
  Newmont Mining Corp.Holding Company)                     33,935          1,650
  Lehman Brothers Holdings, Inc.                           21,354          1,649
  The Gap, Inc.                                            70,601          1,639
  International Paper Co.                                  37,889          1,632
  Dominion Resources, Inc.                                 25,499          1,627
* Genentech, Inc.                                          17,386          1,627
  National City Corp.                                      47,801          1,622
* Cox Communications, Inc. Class A                         46,607          1,606
  SunTrust Banks, Inc.                                     22,157          1,584
  FedEx Corp.                                              23,458          1,583
  Guidant Corp.                                            24,505          1,475
  Baxter International, Inc.                               48,134          1,469
  Duke Energy Corp.                                        71,416          1,460
  AFLAC Inc.                                               40,359          1,460
  Progressive Corp. of Ohio                                16,956          1,417
  NIKE, Inc. Class B                                       20,628          1,412
  General Dynamics Corp.                                   15,600          1,410
  Union Pacific Corp.                                      20,046          1,393
  Northrop Grumman Corp.                                   14,376          1,374
  State Street Corp.                                       26,265          1,368
  Waste Management, Inc.                                   46,093          1,364
  Sara Lee Corp.                                           62,254          1,352
  Travelers Property Casualty Corp. Class B                79,144          1,343
* Costco Wholesale Corp.                                   36,014          1,339
  Stryker Corp.                                            15,731          1,337
* Zimmer Holdings, Inc.                                    18,972          1,336
  SLM Corp.                                                35,408          1,334
  Best Buy Co., Inc.                                       25,444          1,329
  General Mills, Inc.                                      29,285          1,327
  Analog Devices, Inc.                                     28,903          1,319
  The Hartford Financial Services Group Inc.               22,251          1,313
  Omnicom Group Inc.                                       14,919          1,303
  Maxim Integrated Products, Inc.                          25,878          1,288
  Occidental Petroleum Corp.                               30,206          1,276
  Charles Schwab Corp.                                    107,077          1,268
  Tribune Co.                                              24,512          1,264
  AT&T Corp.                                               62,219          1,263
  Avon Products, Inc.                                      18,603          1,256
* Veritas Software Corp.                                   33,539          1,246
  Computer Associates International, Inc.                  45,443          1,242
  Golden West Financial Corp.                              11,987          1,237

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  Deere & Co.                                              18,880          1,228
  Kellogg Co.                                              32,107          1,223
* Kohl's Corp.                                             26,768          1,203
  PNC Financial Services Group                             21,833          1,195
* Hughes Electronic Corp.                                  72,070          1,193
  Sprint Corp.                                             71,279          1,170
* WellPoint Health Networks Inc.Class A                    11,990          1,163
* Sun Microsystems, Inc.                                  257,360          1,156
  ALLTEL Corp.                                             24,648          1,148
  Harley-Davidson, Inc.                                    23,838          1,133
  CVS Corp.                                                31,035          1,121
* Electronic Arts Inc.                                     23,400          1,118
  ConAgra Foods, Inc.                                      42,172          1,113
  Capital One Financial Corp.                              18,144          1,112
  Danaher Corp.                                            12,048          1,105
  Paychex, Inc.                                            29,703          1,105
  Weyerhaeuser Co.                                         17,223          1,102
  Countrywide Financial Corp.                              14,489          1,099
* Agilent Technologies, Inc.                               37,498          1,096
* Corning, Inc.                                           104,509          1,090
* The Kroger Co.                                           58,682          1,086
  Mellon Financial Corp.                                   33,795          1,085
* Staples, Inc.                                            38,753          1,058
  The McGraw-Hill Cos., Inc.                               15,079          1,054
  Devon Energy Corp.                                       18,215          1,043
* Xilinx, Inc.                                             26,868          1,040
  Apache Corp.                                             12,780          1,036
  Linear Technology Corp.                                  24,622          1,036
  Entergy Corp.                                            18,106          1,034
  Franklin Resources Corp.                                 19,820          1,032
* Starbucks Corp.                                          30,837          1,019
  The Chubb Corp.                                          14,861          1,012
  H.J. Heinz Co.                                           27,773          1,012
* Bed Bath & Beyond, Inc.                                  23,260          1,008
* Univision Communications Inc.                            25,379          1,007
  Anadarko Petroleum Corp.                                 19,722          1,006
  Southwest Airlines Co.                                   61,877            999
  Masco Corp.                                              36,423            998
  Wm. Wrigley Jr. Co.                                      17,665            993
  Raytheon Co.                                             32,764            984
  Praxair, Inc.                                            25,582            977
  International Game Technology                            27,276            974
  KeyCorp                                                  32,971            967
  American Electric Power Co., Inc.                        31,049            947
* Biogen Idec Inc                                          25,752            947
  FPL Group, Inc.                                          14,472            947
  Air Products & Chemicals, Inc.                           17,901            946
  Burlington Northern Santa Fe Corp.                       29,191            944
* Apollo Group, Inc. Class A                               13,773            937
* Lucent Technologies, Inc.                               328,830            934
  Electronic Data Systems Corp.                            37,906            930
  Ingersoll-Rand Co.                                       13,651            927
  M & T Bank Corp.                                          9,410            925
* Gilead Sciences, Inc.                                    15,902            924
  FirstEnergy Corp.                                        25,930            913
  Sears, Roebuck & Co.                                     19,967            908
* PG&E Corp.                                               32,557            903
  Equity Office Properties Trust REIT                      31,505            903
  Halliburton Co.                                          34,450            896
* KLA-Tencor Corp.                                         15,250            895
* Genzyme Corp.-General Division                           17,724            875
  TJX Cos., Inc.                                           39,632            874
  SouthTrust Corp.                                         26,688            873
  Campbell Soup Co.                                        32,438            869
  Progress Energy, Inc.                                    19,185            868
  Burlington Resources, Inc.                               15,618            865
* Xerox Corp.                                              62,303            860
  PPG Industries, Inc.                                     13,374            856
  John Hancock FinancialServices, Inc.                     22,774            854
  Baker Hughes, Inc.                                       26,398            849
* Chiron Corp.                                             14,850            846
  Marriott International, Inc. Class A                     18,297            845
* Symantec Corp.                                           24,196            838
  The Principal Financial Group, Inc.                      25,300            837
* St. Jude Medical, Inc.                                   13,588            834
* Intuit, Inc.                                             15,691            830
  Fortune Brands, Inc.                                     11,576            828
  Becton, Dickinson & Co.                                  20,041            824
  Johnson Controls, Inc.                                    7,093            824
* Anthem, Inc.                                             10,910            818
* Comcast Corp. Special Class A                            26,044            815
  Public Service Enterprise Group, Inc.                    18,558            813
* Fox Entertainment Group, Inc.Class A                     27,852            812
  The Clorox Co.                                           16,715            812
  Aetna Inc.                                               11,987            809
  Marathon Oil Corp.                                       24,443            809
  Northern Trust Corp.                                     17,366            806
* Broadcom Corp.                                           23,627            804
* Lexmark International, Inc.                              10,154            799
* Yum! Brands, Inc.                                        23,164            797
  Allergan, Inc.                                           10,294            791
  Hershey Foods Corp.                                      10,224            787
  Coca-Cola Enterprises, Inc.                              35,791            783
  PACCAR, Inc.                                              9,191            782
  Comerica, Inc.                                           13,904            779
  H & R Block, Inc.                                        14,046            778
  Archer-Daniels-Midland Co.                               50,893            775
* Safeway, Inc.                                            34,839            763
  Consolidated Edison Inc.                                 17,728            762

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                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Rohm & Haas Co.                                          17,553            750
  Unocal Corp.                                             20,339            749
  Pitney Bowes, Inc.                                       18,396            747
  McKesson Corp.                                           22,910            737
  Biomet, Inc.                                             20,145            733
  Limited Brands, Inc.                                     40,668            733
  Norfolk Southern Corp.                                   30,864            730
  Loews Corp.                                              14,627            723
* Medco Health Solutions, Inc.                             21,223            721
  Adobe Systems, Inc.                                      18,347            721
  St. Paul Cos., Inc.                                      18,025            715
  Kraft Foods Inc.                                         22,055            711
  Moody's Corp.                                            11,727            710
  Simon Property Group, Inc. REIT                          15,160            703
  Synovus Financial Corp.                                  23,761            687
  Marshall & Ilsley Corp.                                  17,876            684
* Altera Corp.                                             29,806            677
  AmSouth Bancorp                                          27,555            674
  Cintas Corp.                                             13,430            673
  MBIA, Inc.                                               11,354            672
* PeopleSoft, Inc.                                         29,455            671
  Federated Department Stores, Inc.                        14,209            670
  May Department Stores Co.                                22,750            661
* EchoStar Communications Corp. Class A                    19,404            660
  Albertson's, Inc.                                        29,027            657
  UnionBanCal Corp.                                        11,393            656
* Computer Sciences Corp.                                  14,789            654
  Mattel, Inc.                                             33,944            654
  Regions Financial Corp.                                  17,536            652
* Micron Technology, Inc.                                  48,092            648
  Eaton Corp.                                               5,997            648
  Equity Residential REIT                                  21,580            637
  Dover Corp.                                              15,963            635
  CIGNA Corp.                                              10,985            632
* SunGard Data Systems, Inc.                               22,692            629
  Textron, Inc.                                            10,796            616
  Bear Stearns Co., Inc.                                    7,701            616
  PPL Corp.                                                14,054            615
  Georgia Pacific Group                                    19,983            613
* Apple Computer, Inc.                                     28,528            610
  TXU Corp.                                                25,604            607
  CSX Corp.                                                16,841            605
  Charter One Financial, Inc.                              17,504            605
* Transocean Inc.                                          25,131            603
  CIT Group Inc.                                           16,772            603
* Fiserv, Inc.                                             15,255            603
* Qwest Communications International Inc.                 139,402            602
  Lennar Corp. Class A                                      6,230            598
* AutoZone Inc.                                             7,006            596
  Washington Post Co. Class B                                 752            595
* Quest Diagnostics, Inc.                                   8,137            595
  E.W. Scripps Co. Class A                                  6,317            594
  Monsanto Co.                                             20,636            594
  Freeport-McMoRan Copper & Gold, Inc. Class B             14,086            593
  Aon Corp.                                                24,713            592
* Tenet Healthcare Corp.                                   36,841            591
  Ambac Financial Group, Inc.                               8,489            589
  Ameren Corp.                                             12,780            588
  Eastman Kodak Co.                                        22,641            581
* National Semiconductor Corp.                             14,662            578
* American Standard Cos., Inc.                              5,702            574
* Juniper Networks, Inc.                                   30,738            574
  New York Community Bancorp, Inc.                         15,082            574
  Hudson City Bancorp, Inc.                                14,982            572
  Kinder Morgan, Inc.                                       9,677            572
  Starwood Hotels & Resorts Worldwide, Inc.                15,828            569
  Jefferson-Pilot Corp.                                    11,139            564
  J.C. Penney Co., Inc. (Holding Co.)                      21,460            564
  Lincoln National Corp.                                   13,952            563
* Affiliated Computer Services, Inc. Class A               10,340            563
  New York Times Co. Class A                               11,783            563
* Edison International                                     25,617            562
  Ecolab, Inc.                                             20,300            556
* Coach, Inc.                                              14,710            555
  Dollar General Corp.                                     26,420            555
* Network Appliance, Inc.                                  26,965            554
  Parker Hannifin Corp.                                     9,261            551
  Sovereign Bancorp, Inc.                                  23,146            550
* Siebel Systems, Inc.                                     39,294            545
* Concord EFS, Inc.                                        36,698            545
  Microchip Technology, Inc.                               16,287            543
  ITT Industries, Inc.                                      7,304            542
  Cinergy Corp.                                            13,943            540
* Phelps Dodge Corp.                                        7,077            538
  Mylan Laboratories, Inc.                                 21,317            538
  D. R. Horton, Inc.                                       12,396            536
  Xcel Energy, Inc.                                        31,374            533
  Cincinnati Financial Corp.                               12,680            531
  Sempra Energy                                            17,657            531
* Caremark Rx, Inc.                                        20,886            529
  Royal Caribbean Cruises, Ltd.                            15,185            528
  Rockwell Automation, Inc.                                14,729            524
  Centex Corp.                                              4,866            524
  Tiffany & Co.                                            11,579            523
  Molex, Inc.                                              14,993            523
  DTE Energy Co.                                           13,166            519

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  Hilton Hotels Corp.                                      30,061            515
  Constellation Energy Group, Inc.                         13,111            513
* Sanmina-SCI Corp.                                        40,478            510
* Interpublic Group of Cos., Inc.                          32,627            509
* Novellus Systems, Inc.                                   12,034            506
  The Pepsi Bottling Group, Inc.                           20,786            503
  Vornado Realty Trust REIT                                 9,056            496
* MedImmune Inc.                                           19,466            494
  Newell Rubbermaid, Inc.                                  21,608            492
  AmerisourceBergen Corp.                                   8,753            491
  Knight Ridder                                             6,309            488
  Avery Dennison Corp.                                      8,705            488
  Family Dollar Stores, Inc.                               13,520            485
  Total System Services, Inc.                              15,547            484
* NTL Inc.                                                  6,918            483
  North Fork Bancorp, Inc.                                 11,891            481
  Union Planters Corp.                                     15,079            475
  General Growth Properties Inc. REIT                      17,037            473
  IMS Health, Inc.                                         19,006            472
  MeadWestvaco Corp.                                       15,873            471
* Nabors Industries, Inc.                                  11,358            471
  Murphy Oil Corp.                                          7,214            471
  Popular, Inc.                                            10,440            469
* Ameritrade Holding Corp.                                 33,339            469
  T. Rowe Price Group Inc.                                  9,855            467
* AES Corp.                                                49,091            463
  UST, Inc.                                                12,976            463
* Sprint PCS                                               81,909            460
  GlobalSantaFe Corp.                                      18,474            459
  KeySpan Corp.                                            12,458            458
  Health Management Associates Class A                     19,014            456
  Genuine Parts Co.                                        13,716            455
  Pulte Homes, Inc.                                         4,862            455
  Fidelity National Financial, Inc.                        11,720            455
  Delphi Corp.                                             44,437            454
  ProLogis REIT                                            14,136            454
  NiSource, Inc.                                           20,600            452
  Brown-Forman Corp. Class B                                4,803            449
* BJ Services Co.                                          12,462            447
  MGIC Investment Corp.                                     7,813            445
* Jabil Circuit, Inc.                                      15,688            444
  Plum Creek Timber Co. Inc. REIT                          14,572            444
  National Commerce Financial Corp.                        16,114            440
* Millennium Pharmaceuticals, Inc.                         23,490            439
  Harrah's Entertainment, Inc.                              8,770            436
  Valero Energy Corp.                                       9,409            435
  Public Storage, Inc. REIT                                10,031            435
  Zions Bancorp                                             7,075            434
  First Tennessee National Corp.                            9,816            433
* MGM Mirage, Inc.                                         11,443            430
  Cooper Industries, Inc. Class A                           7,385            428
* CNA Financial Corp.                                      17,733            427
* Avaya Inc.                                               32,915            426
  SAFECO Corp.                                             10,847            422
  Archstone-Smith Trust REIT                               15,059            421
* Laboratory Corp. of  America Holdings                    11,392            421
  Rockwell Collins, Inc.                                   13,929            418
  Banknorth Group, Inc.                                    12,843            418
* Express Scripts Inc.                                      6,276            417
  EOG Resources, Inc.                                       9,017            416
* JDS Uniphase Corp.                                      112,845            412
* Advanced Micro Devices, Inc.                             27,592            411
* Synopsys, Inc.                                           12,160            411
  XTO Energy, Inc.                                         14,506            411
* Office Depot, Inc.                                       24,489            409
* Barr Pharmaceuticals Inc.                                 5,295            407
* Cablevision Systems-NY Group Class A                     17,365            406
  Huntington Bancshares Inc.                               18,041            406
* Dean Foods Co.                                           12,323            405
  Torchmark Corp.                                           8,879            404
  Williams Cos., Inc.                                      41,018            403
  Legg Mason Inc.                                           5,218            403
  Whirlpool Corp.                                           5,503            400
* AutoNation, Inc.                                         21,757            400
  Sherwin-Williams Co.                                     11,474            399
  RadioShack Corp.                                         12,908            396
* Watson Pharmaceuticals, Inc.                              8,588            395
* BEA Systems, Inc.                                        32,093            395
  Kimco Realty Corp. REIT                                   8,769            392
  El Paso Corp.                                            47,559            390
* Solectron Corp.                                          65,681            387
* L-3 Communications Holdings, Inc.                         7,541            387
  R.J. Reynolds Tobacco Holdings, Inc.                      6,648            387
* Unisys Corp.                                             26,025            386
* QLogic Corp.                                              7,478            386
* Teradyne, Inc.                                           15,085            384
  Harman International Industries, Inc.                     5,186            384
* AdvancePCS                                                7,262            382
  CDW Corp.                                                 6,585            380
  Vulcan Materials Co.                                      7,968            379
* SanDisk Corp.                                             6,198            379
  American Power Conversion Corp.                          15,478            378
* Noble Corp.                                              10,537            377
  Amerada Hess Corp.                                        7,082            377
  Boston Properties, Inc. REIT                              7,802            376

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Compass Bancshares Inc.                                   9,532            375
  Nordstrom, Inc.                                          10,863            373
  Estee Lauder Cos. Class A                                 9,488            372
* Cadence Design Systems, Inc.                             20,679            372
* Mohawk Industries, Inc.                                   5,267            372
  Green Point Financial Corp.                              10,476            370
  UnumProvident Corp.                                      23,441            370
* IVAX Corp.                                               15,476            370
* Varian Medical Systems, Inc.                              5,348            370
  CenturyTel, Inc.                                         11,300            369
  Tyson Foods, Inc.                                        27,775            368
* Weatherford International Ltd.                           10,186            367
  Old Republic International Corp.                         14,397            365
  Kerr-McGee Corp.                                          7,853            365
  VF Corp.                                                  8,407            364
* E*TRADE Financial Corp.                                  28,616            362
* Sealed Air Corp.                                          6,625            359
  Smurfit-Stone Container Corp.                            19,271            358
  Radian Group, Inc.                                        7,308            356
  Wendy's International, Inc.                               9,076            356
  Jones Apparel Group, Inc.                                10,004            352
* Mercury Interactive Corp.                                 7,174            349
* SPX Corp.                                                 5,916            348
* Patterson Dental Co.                                      5,413            347
  Nucor Corp.                                               6,200            347
  Applera Corp.- Applied Biosystems Group                  16,559            343
  W.W. Grainger, Inc.                                       7,107            337
  Transatlantic Holdings, Inc.                              4,126            333
  Rouse Co. REIT                                            7,092            333
  C.R. Bard, Inc.                                           4,087            332
  Duke Realty Corp. REIT                                   10,708            332
* BMC Software, Inc.                                       17,761            331
* Smith International, Inc.                                 7,976            331
* Metro-Goldwyn-Mayer Inc.                                 19,339            331
  Leggett & Platt, Inc.                                    15,214            329
  Lear Corp.                                                5,364            329
  Scientific-Atlanta, Inc.                                 12,032            328
* LAM Research Corp.                                       10,148            328
* Thermo Electron Corp.                                    12,964            327
  McCormick & Co., Inc.                                    10,850            327
  Omnicare, Inc.                                            8,085            327
  White Mountains Insurance Group Inc.                        708            326
  ENSCO International, Inc.                                11,957            325
* Williams-Sonoma, Inc.                                     9,244            321
* Weight Watchers International, Inc.                       8,353            321
* Allied Waste Industries, Inc.                            22,888            318
  Republic Services, Inc. Class A                          12,386            317
  Ross Stores, Inc.                                        11,972            316
* Waters Corp.                                              9,529            316
  Dow Jones & Co., Inc.                                     6,333            316
* Robert Half International, Inc.                          13,500            315
* XM Satellite Radio Holdings, Inc.                        11,935            315
  Expeditors International of Washington, Inc.              8,350            314
* Whole Foods Market, Inc.                                  4,680            314
* Host Marriott Corp. REIT                                 25,438            313
* Novell, Inc.                                             29,780            313
  Commerce Bancorp, Inc.                                    5,934            313
  Sigma-Aldrich Corp.                                       5,467            313
  Wisconsin Energy Corp.                                    9,340            312
* Career Education Corp.                                    7,770            311
  Janus Capital Group Inc.                                 18,937            311
  Sunoco, Inc.                                              6,073            311
* VeriSign, Inc.                                           18,954            309
  iStar Financial Inc. REIT                                 7,930            308
  Diebold, Inc.                                             5,720            308
* Level 3 Communications, Inc.                             54,033            308
  Symbol Technologies, Inc.                                18,203            307
  Liz Claiborne, Inc.                                       8,662            307
* Coventry Health Care Inc.                                 4,749            306
  Black & Decker Corp.                                      6,181            305
  Hillenbrand Industries, Inc.                              4,904            304
  SCANA Corp.                                               8,831            302
  SuperValu Inc.                                           10,562            302
* Pixar, Inc.                                               4,350            301
  Fastenal Co.                                              6,002            300
* Pioneer Natural Resources Co.                             9,382            300
* Agere Systems Inc. Class B                              102,499            297
  Hasbro, Inc.                                             13,901            296
* NVIDIA Corp.                                             12,702            295
  Engelhard Corp.                                           9,860            295
* Pactiv Corp.                                             12,273            293
* NCR Corp.                                                 7,546            293
* Vishay Intertechnology, Inc.                             12,772            292
* Humana Inc.                                              12,775            292
  Alberto-Culver Co. Class B                                4,621            291
* Health Net Inc.                                           8,898            291
  Manpower Inc.                                             6,178            291
* Celgene Corp.                                             6,453            291
* King Pharmaceuticals, Inc.                               19,035            290
  Mercantile Bankshares Corp.                               6,351            289
* The Dun & Bradstreet Corp.                                5,684            288
  Hibernia Corp. Class A                                   12,183            286
  Telephone & Data Systems, Inc.                            4,564            285
  Pinnacle West Capital Corp.                               7,120            285
  United States Steel Corp.                                 8,087            283
  DENTSPLY International Inc.                               6,257            283
  TCF Financial Corp.                                       5,489            282
* Foundry Networks, Inc.                                   10,301            282

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  Hormel Foods Corp.                                       10,914            282
* Oxford Health Plans, Inc.                                 6,466            281
* Citizens Communications Co.                              22,517            280
* Tellabs, Inc.                                            33,172            280
  Allied Capital Corp.                                     10,010            279
* Invitrogen Corp.                                          3,976            278
  Doral Financial Corp.                                     8,613            278
  The PMI Group Inc.                                        7,462            278
  Darden Restaurants Inc.                                  13,198            278
  Friedman, Billings, Ramsey Group, Inc.                   11,951            276
* Dollar Tree Stores, Inc.                                  9,170            276
  ServiceMaster Co.                                        23,634            275
* Constellation Brands, Inc. Class A                        8,348            275
  Goodrich Corp.                                            9,250            275
  Intersil Corp.                                           11,036            274
* DST Systems, Inc.                                         6,544            273
* Sirius Satellite Radio, Inc.                             86,279            273
* Citrix Systems, Inc.                                     12,846            272
  R.R. Donnelley & Sons Co.                                 9,031            272
* Iron Mountain, Inc.                                       6,827            270
  Gentex Corp.                                              6,100            269
  PETsMART, Inc.                                           11,315            269
  Avalonbay Communities, Inc. REIT                          5,617            268
* Westwood One, Inc.                                        7,839            268
  Temple-Inland Inc.                                        4,274            268
* Providian Financial Corp.                                23,009            268
  Equifax, Inc.                                            10,923            268
* Comverse Technology, Inc.                                15,104            266
* LSI Logic Corp.                                          29,949            266
  Ball Corp.                                                4,458            266
  Pall Corp.                                                9,891            265
  Foot Locker, Inc.                                        11,291            265
  Commerce Bancshares, Inc.                                 5,378            264
  Bunge Ltd.                                                8,000            263
* Park Place Entertainment Corp.                           24,270            263
  Pepco Holdings, Inc.                                     13,438            263
  KB HOME                                                   3,619            262
* Navistar International Corp.                              5,475            262
  Energy East Corp.                                        11,691            262
* ChoicePoint Inc.                                          6,857            261
* NVR, Inc.                                                   560            261
  Apartment Investment & Management Co. Class A REIT        7,512            259
* Lamar Advertising Co. Class A                             6,926            258
* Red Hat, Inc.                                            13,770            258
* SICOR, Inc.                                               9,478            258
  Fluor Corp.                                               6,499            258
  International Flavors & Fragrances, Inc.                  7,373            257
  SEI Corp.                                                 8,433            257
  Outback Steakhouse                                        5,807            257
  Belo Corp. Class A                                        9,044            256
  C.H. Robinson Worldwide, Inc.                             6,750            256
* Chico's FAS, Inc.                                         6,906            255
  Health Care Properties Investors REIT                     5,019            255
  Federated Investors, Inc.                                 8,655            254
* PanAmSat Corp.                                           11,750            253
* Amkor Technology, Inc.                                   13,907            253
* International Rectifier Corp.                             5,120            253
  The McClatchy Co. Class A                                 3,668            252
* Brinker International, Inc.                               7,603            252
* CIENA Corp.                                              37,848            251
* CarMax, Inc.                                              8,107            251
  Associated Banc-Corp                                      5,865            250
  Leucadia National Corp.                                   5,423            250
* Zebra Technologies Corp. Class A                          3,764            250
  Beckman Coulter, Inc.                                     4,891            249
* Ceridian Corp.                                           11,822            248
* Energizer Holdings, Inc.                                  6,589            247
* Rite Aid Corp.                                           40,957            247
  Manor Care, Inc.                                          7,141            247
  Universal Health Services Class B                         4,588            246
* Mid Atlantic Medical Services, Inc.                       3,781            245
  Liberty Property Trust REIT                               6,284            244
  The Stanley Works                                         6,418            243
  Pogo Producing Co.                                        5,021            243
  Sabre Holdings Corp.                                     11,232            242
* 3Com Corp.                                               29,615            242
  Ashland, Inc.                                             5,477            241
  City National Corp.                                       3,878            241
* U.S. Cellular Corp.                                       6,742            239
* Rambus Inc.                                               7,794            239
  Eastman Chemical Co.                                      6,022            238
  CenterPoint Energy Inc.                                  24,541            238
* ImClone Systems, Inc.                                     5,969            237
* Advance Auto Parts, Inc.                                  2,900            236
* Lincare Holdings, Inc.                                    7,840            235
  Arthur J. Gallagher & Co.                                 7,223            235
  Lyondell Chemical Co.                                    13,815            234
  Michaels Stores, Inc.                                     5,262            233
  Chesapeake Energy Corp.                                  17,105            232
  Developers Diversified
    Realty Corp. REIT                                       6,907            232
  Questar Corp.                                             6,596            232
* Fairchild Semiconductor
    International, Inc.                                     9,274            232
  Brunswick Corp.                                           7,273            231
  Astoria Financial Corp.                                   6,208            231
  W.R. Berkley Corp.                                        6,606            231
* Henry Schein, Inc.                                        3,415            231

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Toll Brothers, Inc.                                       5,796            230
  AVX Corp.                                                13,860            230
  GTECH Holdings Corp.                                      4,640            230
  Lafarge North America Inc.                                5,636            228
  Student Loan Corp.                                        1,554            227
* Atmel Corp.                                              37,633            226
  The St. Joe Co.                                           6,062            226
* Storage Technology Corp.                                  8,758            226
* Cognizant Technology Solutions Corp.                      4,938            225
* Getty Images, Inc.                                        4,494            225
  Unitrin, Inc.                                             5,428            225
  A.G. Edwards & Sons, Inc.                                 6,194            224
  Boise Cascade Corp.                                       6,817            224
* WebMD Corp.                                              24,522            220
  Precision Castparts Corp.                                 4,851            220
  Alliant Energy Corp.                                      8,830            220
  Mandalay Resort Group                                     4,911            220
  Autodesk, Inc.                                            8,934            220
* PacifiCare Health Systems, Inc.                           3,244            219
  Dana Corp.                                               11,911            219
  Erie Indemnity Co. Class A                                5,154            218
* Amphenol Corp.                                            3,410            218
  Dial Corp.                                                7,626            217
  AMB Property Corp. REIT                                   6,557            216
* Toys R Us, Inc.                                          17,026            215
  MDU Resources Group, Inc.                                 9,029            215
  Valley National Bancorp                                   7,350            215
  Northeast Utilities                                      10,635            215
  TECO Energy, Inc.                                        14,822            214
* Maxtor Corp.                                             19,200            213
* Cephalon, Inc.                                            4,399            213
* JetBlue Airways Corp.                                     8,028            213
  Diamond Offshore Drilling, Inc.                           0,374            213
  Allete, Inc.                                              6,938            212
  DPL Inc.                                                 10,147            212
* Jacobs Engineering Group Inc.                             4,398            211
  Aramark Corp. Class B                                     7,700            211
  Hubbell Inc. Class B                                      4,780            211
  Bausch & Lomb, Inc.                                       4,058            211
* Entercom Communications Corp.                             3,969            210
  Bemis Co., Inc.                                           4,202            210
  Capitol Federal Financial                                 5,806            209
* Avnet, Inc.                                               9,626            208
* Patterson-UTI Energy, Inc.                                6,323            208
  Equitable Resources, Inc.                                 4,838            208
  Tektronix, Inc.                                           6,567            208
  Bowater Inc.                                              4,476            207
* ICOS Corp.                                                4,984            206
* Community Health Systems, Inc.                            7,739            206
* The Neiman Marcus Group, Inc.Class A                      3,824            205
  Hospitality Properties Trust REIT                         4,959            205
* Fisher Scientific International Inc.                      4,945            205
  Harris Corp.                                              5,357            203
  Mercury General Corp.                                     4,359            203
* Endo Pharmaceuticals Holdings, Inc.                      10,535            203
  Donaldson Co., Inc.                                       3,428            203
* Cypress Semiconductor Corp.                               9,488            203
* Cooper Cameron Corp.                                      4,344            202
* Hovnanian Enterprises Inc. Class A                        2,316            202
* Pride International, Inc.                                10,788            201
* Triad Hospitals, Inc.                                     6,018            200
  Wesco Financial Corp.                                       568            200
* Convergys Corp.                                          11,445            200
  The Macerich Co. REIT                                     4,486            200
  Investors Financial Services Corp.                        5,194            200
  NSTAR                                                     4,103            199
* AmeriCredit Corp.                                        12,474            199
* Monster Worldwide Inc.                                    9,030            198
* Markel Corp.                                                782            198
  Valspar Corp.                                             4,008            198
  Nuveen Investments, Inc. Class A                          7,416            198
  PepsiAmericas, Inc.                                      11,508            197
* Newfield Exploration Co.                                  4,423            197
  Meredith Corp.                                            4,032            197
  Noble Energy, Inc.                                        4,429            197
* Nextel Partners, Inc.                                    14,618            197
  Eaton Vance Corp.                                         5,361            196
* DaVita, Inc.                                              5,021            196
  HON Industries, Inc.                                      4,515            196
* Corinthian Colleges, Inc.                                 3,512            195
  Mack-Cali Realty Corp. REIT                               4,636            193
* Crown Castle International Corp.                         17,461            193
* Western Digital Corp.                                    16,333            193
  Sonoco Products Co.                                       7,819            193
* Network Associates, Inc.                                 12,798            192
  New Plan Excel Realty Trust REIT                          7,791            192
  Sky Financial Group, Inc.                                 7,373            191
  Fulton Financial Corp.                                    8,706            191
  ADTRAN Inc.                                               6,150            191
  Regency Centers Corp. REIT                                4,776            190
* ADC Telecommunications, Inc.                             64,065            190
* Rent-A-Center, Inc.                                       6,360            190
* Ingram Micro, Inc. Class A                               11,923            190
  Chelsea Property Group REIT                               3,434            188
  The Chicago Mercantile Exchange                           2,600            188
  Wilmington Trust Corp.                                    5,224            188
  Forest City Enterprise Class A                            3,953            188
  Reinsurance Group of America, Inc.                        4,848            187
* Abercrombie & Fitch Co.                                   7,579            187
  Weingarten Realty Investors REIT                          4,214            187
  National Instruments Corp.                                4,110            187

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  CONSOL Energy, Inc.                                       7,204            187
* Arrow Electronics, Inc.                                   8,051            186
  Protective Life Corp.                                     5,502            186
  American National Insurance Co.                           2,204            186
  First American Corp.                                      6,243            186
  Trizec Properties, Inc. REIT                             12,000            185
  Bank of Hawaii Corp.                                      4,377            185
  United Dominion Realty Trust REIT                         9,611            185
* Compuware Corp.                                          30,526            184
  Packaging Corp. of America                                8,424            184
  International Speedway Corp.                              4,116            184
  FirstMerit Corp.                                          6,796            183
  BorgWarner, Inc.                                          2,145            182
  Fair, Isaac, Inc.                                         3,700            182
  Reebok International Ltd.                                 4,608            181
  Martin Marietta Materials, Inc.                           3,836            180
* American Tower Corp. Class A                             16,639            180
* The Cheesecake Factory                                    4,087            180
* Tech Data Corp.                                           4,532            180
* Alliant Techsystems, Inc.                                 3,103            179
  Brown & Brown, Inc.                                       5,488            179
* BOK Financial Corp.                                       4,618            179
* Smithfield Foods, Inc.                                    8,636            179
  Puget Energy, Inc.                                        7,518            179
  Peabody Energy Corp.                                      4,284            179
  Pentair, Inc.                                             3,887            178
  Viad Corp.                                                7,104            178
  Ryland Group, Inc.                                        2,000            177
* Emulex Corp.                                              6,630            177
* Pharmaceutical Resources, Inc.                            2,700            176
* Krispy Kreme Doughnuts, Inc.                              4,802            176
* Rowan Cos., Inc.                                          7,563            175
  Maytag Corp.                                              6,292            175
  Great Plains Energy, Inc.                                 5,491            175
* CheckFree Corp.                                           6,315            175
  J.M. Smucker Co.                                          3,848            174
  PerkinElmer, Inc.                                        10,199            174
* Del Monte Foods Co.                                      16,729            174
* Education Management Corp.                                5,602            174
  Catellus Development Corp.                                7,193            173
* Conseco, Inc.                                             7,950            173
* Eon Labs, Inc.                                            3,400            173
* Glamis Gold, Ltd.                                        10,100            173
  Colonial BancGroup, Inc.                                  9,977            173
* Kmart Holding Corp.                                       7,200            172
  Applebee's International, Inc.                            4,391            172
  Ryder System, Inc.                                        5,023            172
* Barnes & Noble, Inc.                                      5,208            171
* Columbia Sportswear Co.                                   3,137            171
* J.B. Hunt Transport Services, Inc.                        6,312            170
* Reliant Resources, Inc.                                  23,145            170
* Millipore Corp.                                           3,940            170
  ONEOK, Inc.                                               7,662            169
  Circuit City Stores, Inc.                                16,659            169
* ITT Educational Services, Inc.                            3,586            168
* O'Reilly Automotive, Inc.                                 4,369            168
* Amylin Pharmaceuticals, Inc.                              7,503            167
  Webster Financial Corp.                                   3,634            167
  Certegy, Inc.                                             5,064            166
* American Axle & Manufacturing Holdings, Inc.              4,106            166
  Valeant Pharmaceuticals International                     6,565            165
* AMR Corp.                                                12,741            165
  Cummins Inc.                                              3,365            165
* Silicon Laboratories Inc.                                 3,801            164
* Gemstar-TV Guide International, Inc.                     32,528            164
  Cullen/Frost Bankers, Inc.                                4,048            164
  OGE Energy Corp.                                          6,788            164
* Marvel Enterprises Inc.                                   5,630            164
  Mills Corp. REIT                                          3,721            164
  Deluxe Corp.                                              3,961            164
  HCC Insurance Holdings, Inc.                              5,147            164
* Apogent Technologies Inc.                                 7,084            163
* Kinder Morgan Management, LLC                             3,797            163
* Sepracor Inc.                                             6,787            162
* Westport Resources Corp.                                  5,424            162
  Philadelphia Suburban Corp.                               7,313            162
* Saks Inc.                                                10,745            162
  People's Bank                                             4,949            161
  Adolph Coors Co. Class B                                  2,874            161
* Varco International, Inc.                                 7,809            161
* Calpine Corp.                                            33,245            160
  Cabot Corp.                                               4,980            159
* Integrated Circuit Systems, Inc.                          5,544            158
* MEMC Electronic Materials, Inc.                          16,391            158
  Washington Federal Inc.                                   5,539            157
  National Fuel Gas Co.                                     6,436            157
* Stericycle, Inc.                                          3,363            157
  Reynolds & Reynolds Class A                               5,400            157
  W Holding Co., Inc.                                       8,424            157
  Rayonier Inc.                                             3,775            157
* Renal Care Group, Inc.                                    3,797            156
  Independence Community Bank Corp.                         4,346            156
  Medicis Pharmaceutical Corp.                              2,191            156
* Polycom, Inc.                                             7,993            156
  Waddell & Reed Financial, Inc.                            6,635            156
* BearingPoint, Inc.                                       15,406            155
  American Capital Strategies, Ltd.                         5,222            155
  Pier 1 Imports Inc.                                       7,090            155
* Sybase, Inc.                                              7,527            155
* 99 Cents Only Stores                                      5,670            154

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                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Thornburg Mortgage, Inc. REIT                             5,672            154
  Arden Realty Group, Inc. REIT                             5,077            154
  Teleflex Inc.                                             3,164            153
* Neurocrine Biosciences, Inc.                              2,800            153
  Lee Enterprises, Inc.                                     3,497            153
  American Financial Group, Inc.                            5,761            152
* National-Oilwell, Inc.                                    6,799            152
  Snap-On Inc.                                              4,704            152
  RPM International, Inc.                                   9,209            152
  Polaris Industries, Inc.                                  1,706            151
  Federal Realty Investment Trust REIT                      3,920            150
  AGL Resources Inc.                                        5,155            150
  Westcorp, Inc.                                            4,094            150
  Tootsie Roll Industries, Inc.                             4,152            149
* Louisiana-Pacific Corp.                                   8,354            149
  Graco, Inc.                                               3,724            149
  Pan Pacific Retail Properties,Inc. REIT                   3,129            149
* Scotts Co.                                                2,514            149
  Harte-Hanks, Inc.                                         6,824            148
  BancorpSouth, Inc.                                        6,257            148
* RF Micro Devices, Inc.                                   14,712            148
  Claire's Stores, Inc.                                     7,834            148
* Sonus Networks, Inc.                                     19,508            147
  StanCorp Financial Group, Inc.                            2,343            147
  Crane Co.                                                 4,788            147
  MDC Holdings, Inc.                                        2,281            147
  Carlisle Co., Inc.                                        2,416            147
  Nationwide Financial Services, Inc.                       4,444            147
  Ruby Tuesday, Inc.                                        5,152            147
* First Health Group Corp.                                  7,534            147
  Vectren Corp.                                             5,946            147
* Timberland Co.                                            2,805            146
* Gen-Probe Inc.                                            4,000            146
* Applied Micro Circuits Corp.                             24,299            145
  Jefferies Group, Inc.                                     4,396            145
  CBRL Group, Inc.                                          3,782            145
  Jack Henry & Associates Inc.                              7,017            144
  Valhi, Inc.                                               9,626            144
  Tidewater Inc.                                            4,818            144
  Station Casinos, Inc.                                     4,695            144
  Hawaiian Electric Industries Inc.                         3,032            144
* Integrated Device Technology Inc.                         8,360            144
* NBTY, Inc.                                                5,336            143
  Oshkosh Truck Corp.                                       2,800            143
  Health Care Inc. REIT                                     3,958            142
  Global Payments Inc.                                      3,023            142
* Ultra Petroleum Corp.                                     5,778            142
* Martek Biosciences Corp.                                  2,184            142
  Harsco Corp.                                              3,238            142
  Raymond James Financial, Inc.                             3,757            142
* DeVry, Inc.                                               5,626            141
  Herman Miller, Inc.                                       5,809            141
* Swift Transportation Co., Inc.                            6,704            141
* Andrew Corp.                                             12,226            141
  International Bancshares Corp.                            2,981            141
* Edwards Lifesciences Corp.                                4,664            140
  UCBH Holdings, Inc.                                       3,600            140
  Talbots Inc.                                              4,552            140
* The Titan Corp.                                           6,403            140
* 7-Eleven, Inc.                                            8,685            139
* The Corporate Executive Board Co.                         2,986            139
  Camden Property Trust REIT                                3,145            139
* BISYS Group, Inc.                                         9,358            139
  Annaly Mortgage Management Inc. REIT                      7,545            139
* Owens-Illinois, Inc.                                     11,657            139
  Trustmark Corp.                                           4,718            138
  The Timken Co.                                            6,872            138
  Shurgard Storage Centers, Inc.Class A REIT                3,652            137
* Human Genome Sciences, Inc.                              10,376            137
  Regis Corp.                                               3,475            137
  Ventas, Inc. REIT                                         6,237            137
* Advanced Fibre Communications, Inc.                       6,787            137
* Borders Group, Inc.                                       6,232            137
  CNF Inc.                                                  4,019            136
* WFS Financial, Inc.                                       3,201            136
* AnnTaylor Stores Corp.                                    3,482            136
* Andrx Group                                               5,648            136
  CBL & Associates Properties, Inc. REIT                    2,403            136
  IKON Office Solutions, Inc.                              11,438            136
* Avocent Corp.                                             3,684            135
* Big Lots Inc.                                             9,428            134
  Hudson United Bancorp                                     3,623            134
  CenterPoint Properties Corp. REIT                         1,784            134
  Crescent Real Estate, Inc. REIT                           7,800            134
* Performance Food Group Co.                                3,687            133
  F.N.B. Corp.                                              3,754            133
* Knight Trading Group, Inc.                                9,067            133
* Semtech Corp.                                             5,832            133
  Lubrizol Corp.                                            4,070            132
* Protein Design Labs, Inc.                                 7,362            132
* Yellow Roadway Corp.                                      3,637            132
  Whitney Holdings Corp.                                    3,208            131
  Patina Oil & Gas Corp.                                    2,675            131
* Alleghany Corp.                                             587            131
* Dynegy, Inc.                                             30,466            130
* Pacific Sunwear of California, Inc.                       6,171            130
  Thor Industries, Inc.                                     2,312            130
* INAMED Corp.                                              2,700            130

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Covance, Inc.                                             4,834            130
  BRE Properties Inc. Class A REIT                          3,876            129
* Allmerica Financial Corp.                                 4,207            129
  Ametek, Inc.                                              2,679            129
* IDEXX Laboratories Corp.                                  2,792            129
  IndyMac Bancorp, Inc. REIT                                4,333            129
* Cymer, Inc.                                               2,794            129
  Lancaster Colony Corp.                                    2,847            129
  ArvinMeritor, Inc.                                        5,325            128
  WPS Resources Corp.                                       2,772            128
  Arch Coal, Inc.                                           4,111            128
  Standard Pacific Corp.                                    2,638            128
  Furniture Brands International Inc.                       4,362            128
  Florida Rock Industries, Inc.                             2,328            128
  Westamerica Bancorporation                                2,564            127
  Church & Dwight, Inc.                                     3,209            127
* Service Corp. International                              23,560            127
* Allegheny Energy, Inc.                                    9,887            126
  John Wiley & Sons Class A                                 4,845            126
  First BanCorp Puerto Rico                                 3,183            126
* Activision, Inc.                                          6,908            126
* Earthlink, Inc.                                          12,551            126
* Respironics, Inc.                                         2,781            125
* Acxiom Corp.                                              6,748            125
  Airgas, Inc.                                              5,824            125
  Werner Enterprises, Inc.                                  6,416            125
* Techne Corp.                                              3,307            125
* BJ's Wholesale Club, Inc.                                 5,435            125
  Cooper Tire & Rubber Co.                                  5,834            125
* STERIS Corp.                                              5,512            125
* Charles River Laboratories, Inc.                          3,628            125
  Roper Industries Inc.                                     2,528            125
* Interactive Data Corp.                                    7,506            124
* Grant Prideco, Inc.                                       9,532            124
  Healthcare Realty Trust Inc. REIT                         3,471            124
  Peoples Energy Corp.                                      2,943            124
  Media General, Inc. Class A                               1,897            123
  CarrAmerica Realty Corp. REIT                             4,134            123
  The South Financial Group, Inc.                           4,416            123
  Select Medical Corp.                                      7,548            123
  First Midwest Bancorp, Inc.                               3,786            123
  Massey Energy Co.                                         5,891            123
* Varian Semiconductor Equipment Associates, Inc.           2,804            123
  Provident Financial Group, Inc.                           3,828            122
* Forest Oil Corp.                                          4,280            122
  Ethan Allen Interiors, Inc.                               2,917            122
* West Corp.                                                5,254            122
* Pharmaceutical Product Development, Inc.                  4,515            122
* Ascential Software Corp.                                  4,694            122
  Cooper Cos., Inc.                                         2,582            122
* Western Wireless Corp. Class A                            6,615            121
* Valassis Communications, Inc.                             4,130            121
  Park National Corp.                                       1,071            121
  Realty Income Corp. REIT                                  3,026            121
  Western Gas Resources, Inc.                               2,557            121
* Accredo Health, Inc.                                      3,821            121
  Cousins Properties, Inc. REIT                             3,947            121
  NICOR Inc.                                                3,541            121
  Worthington Industries, Inc.                              6,684            121
* Gateway, Inc.                                            26,179            120
  SL Green Realty Corp. REIT                                2,933            120
  Energen Corp.                                             2,932            120
* Cytyc Corp.                                               8,731            120
* Cytec Industries, Inc.                                    3,123            120
  York International Corp.                                  3,255            120
* Bio-Rad Laboratories, Inc. Class A                        2,074            120
* FMC Technologies Inc.                                     5,123            119
* AGCO Corp.                                                5,895            119
* Perot Systems Corp.                                       8,795            119
* Copart, Inc.                                              7,178            118
* Brocade Communications Systems, Inc.                     20,464            118
  UGI Corp. Holding Co.                                     3,488            118
  Essex Property Trust, Inc. REIT                           1,831            118
* Crown Holdings, Inc.                                     12,972            118
* The MONY Group Inc.                                       3,747            117
* Tom Brown, Inc.                                           3,609            116
* Zale Corp.                                                2,181            116
* OmniVision Technologies, Inc.                             2,100            116
  Delta Air Lines, Inc.                                     9,818            116
* United Rentals, Inc.                                      6,008            116
  Piedmont Natural Gas, Inc.                                2,661            116
* Avid Technology, Inc.                                     2,409            116
* Affiliated Managers Group, Inc.                           1,661            116
* MKS Instruments, Inc.                                     3,983            116
  Blyth, Inc.                                               3,583            115
* Micrel, Inc.                                              7,392            115
  Briggs & Stratton Corp.                                   1,708            115
* Gartner, Inc. Class B                                    10,579            115
  Greater Bay Bancorp                                       4,041            115
  Trinity Industries, Inc.                                  3,727            115
  AptarGroup Inc.                                           2,947            115
* Apria Healthcare Group Inc.                               4,027            115
  Old National Bancorp                                      5,015            115
  Odyssey Re Holdings Corp.                                 5,080            115
* Dade Behring Holdings Inc.                                3,200            114
  Westar Energy, Inc.                                       5,646            114
* Emmis Communications, Inc.                                4,216            114
  Reader's Digest Association, Inc.                         7,771            114
* ResMed Inc.                                               2,733            114
* Affymetrix, Inc.                                          4,610            113
  Downey Financial Corp.                                    2,301            113

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Benchmark Electronics, Inc.                               3,250            113
* Varian, Inc.                                              2,711            113
* Meridian Gold Co.                                         7,732            113
* IGEN International, Inc.                                  1,914            113
* American Greetings Corp. Class A                          5,153            113
  Hearst-Argyle Television Inc.                             4,088            113
* Radio One, Inc. Class D                                   5,830            113
  Kennametal, Inc.                                          2,827            112
* TIBCO Software Inc.                                      16,595            112
* Plantronics, Inc.                                         3,440            112
  Polo Ralph Lauren Corp.                                   3,898            112
  HRPT Properties Trust REIT                               11,099            112
* Premcor, Inc.                                             4,300            112
* Sycamore Networks, Inc.                                  21,328            112
  Reckson Associates Realty Corp. REIT                      4,596            112
* ON Semiconductor Corp.                                   17,310            112
* Tractor Supply Co.                                        2,864            111
* Urban Outfitters, Inc.                                    3,000            111
* Electronics for Imaging, Inc.                             4,270            111
  New Century Financial Corp.                               2,800            111
  Helmerich & Payne, Inc.                                   3,976            111
* Hot Topic, Inc.                                           3,766            111
* UNOVA, Inc.                                               4,826            111
* CMS Energy Corp.                                         12,966            110
  Winn-Dixie Stores, Inc.                                  11,051            110
* DoubleClick Inc.                                         10,745            110
  Seagate Technology                                        5,800            110
  Dillard's Inc.                                            6,654            110
  Visteon Corp.                                            10,509            109
  MAF Bancorp, Inc.                                         2,610            109
  Extended Stay America, Inc.                               7,552            109
  United Bankshares, Inc.                                   3,502            109
  Citizens Banking Corp.                                    3,331            109
  Southwest Bancorporation of Texas, Inc.                   2,801            109
  AmerUs Group Co.                                          3,111            109
  Highwood Properties, Inc. REIT                            4,280            109
* Cerner Corp.                                              2,870            109
  Alexander & Baldwin, Inc.                                 3,224            109
  IDEX Corp.                                                2,610            109
* The Yankee Candle Co., Inc.                               3,968            108
  MSC Industrial Direct Co., Inc.Class A                    3,943            108
  Fresh Del Monte Produce Inc.                              4,543            108
* Tetra Tech, Inc.                                          4,350            108
* Evergreen Resources, Inc.                                 3,326            108
* The Goodyear Tire & Rubber Co.                           13,693            108
* The Medicines Co.                                         3,653            108
  Hollinger International, Inc.                             6,886            108
  Beazer Homes USA, Inc.                                    1,100            107
* Terex Corp.                                               3,770            107
  Prentiss Properties Trust REIT                            3,247            107
* CACI International, Inc.                                  2,200            107
  Allegheny Technologies Inc.                               8,036            106
* Scholastic Corp.                                          3,118            106
* Conexant Systems, Inc.                                   21,354            106
  Duquesne Light Holdings, Inc.                             5,786            106
* Southern Union Co.                                        5,754            106
  GATX Corp.                                                3,777            106
* United Stationers, Inc.                                   2,577            105
* Siliconix, Inc.                                           2,304            105
  WGL Holdings Inc.                                         3,788            105
  Great Lakes Chemical Corp.                                3,864            105
* Lexar Media, Inc.                                         6,023            105
* Hercules, Inc.                                            8,590            105
* Key Energy Services, Inc.                                10,156            105
  Engineered Support Systems, Inc.                          1,900            105
  Staten Island Bancorp, Inc.                               4,644            104
  FactSet Research Systems Inc.                             2,734            104
  Thomas & Betts Corp.                                      4,557            104
* Akamai Technologies, Inc.                                 9,682            104
  First Industrial Realty Trust REIT                        3,077            104
* Linens 'n Things, Inc.                                    3,444            104
* Pediatrix Medical Group, Inc.                             1,880            104
* OSI Pharmaceuticals, Inc.                                 3,214            104
* Dycom Industries, Inc.                                    3,856            103
* Quest Software, Inc.                                      7,280            103
* Skyworks Solutions, Inc.                                 11,858            103
* Anteon International Corp.                                2,860            103
  Imation Corp.                                             2,933            103
* Cree, Inc.                                                5,805            103
  Modine Manufacturing Co.                                  3,804            103
* Southwestern Energy Co.                                   4,272            102
  Joy Global Inc.                                           3,900            102
  Diagnostic Products Corp.                                 2,220            102
* Fossil, Inc.                                              3,624            102
  The Pep Boys (Manny, Moe & Jack)                          4,434            101
* Alliance Gaming Corp.                                     4,088            101
* Cincinnati Bell Inc.                                     19,932            101
  Fremont General Corp.                                     5,949            101
  Invacare Corp.                                            2,490            101
  Home Properties of New York,Inc. REIT                     2,480            100
  United Auto Group, Inc.                                   3,200            100
* R.H. Donnelley Corp.                                      2,514            100
  First Citizens BancShares Class A                           823            100
  Callaway Golf Co.                                         5,926            100
* Vitesse Semiconductor Corp.                              16,964            100
* Sylvan Learning Systems, Inc.                             3,455             99
  Flagstar Bancorp, Inc.                                    4,638             99
  Pennsylvania REIT                                         2,735             99

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* FLIR Systems, Inc.                                        2,720             99
* K-V Pharmaceutical Co. Class A                            3,892             99
* VCA Antech, Inc.                                          3,200             99
  Atmos Energy Corp.                                        4,054             99
  Washington REIT                                           3,370             98
  The Brink's Co.                                           4,351             98
* MGI Pharma, Inc.                                          2,390             98
* CommScope, Inc.                                           6,012             98
* Trimble Navigation Ltd.                                   2,631             98
* Take-Two Interactive Software, Inc.                       3,400             98
  Pacific Capital Bancorp                                   2,660             98
* Alkermes, Inc.                                            7,250             98
* Transaction Systems  Architects, Inc.                     4,310             98
  Speedway Motorsports, Inc.                                3,368             97
  Albemarle Corp.                                           3,246             97
* National Processing, Inc.                                 4,130             97
* Hyperion Solutions Corp.                                  3,223             97
  Minerals Technologies, Inc.                               1,637             97
* CEC Entertainment Inc.                                    2,044             97
  Heritage Property InvestmentTrust REIT                    3,400             97
* Choice Hotel International, Inc.                          2,744             97
* P.F. Chang's China Bistro, Inc.                           1,900             97
* Simpson Manufacturing Co.                                 1,900             97
  East West Bancorp, Inc.                                   1,800             97
* Arbitron Inc.                                             2,315             97
  Nordson Corp.                                             2,795             97
  Chittenden Corp.                                          2,865             96
  Commerce Group, Inc.                                      2,439             96
  Winnebago Industries, Inc.                                1,400             96
* Silicon Valley Bancshares                                 2,668             96
* Tuesday Morning Corp.                                     3,180             96
  Fred's, Inc.                                              3,100             96
  Hughes Supply, Inc.                                       1,935             96
  Cognex Corp.                                              3,394             96
  Corn Products International, Inc.                         2,779             96
  Overseas Shipholding Group Inc.                           2,804             95
* Landstar System, Inc.                                     2,504             95
  Avista Corp.                                              5,245             95
  Florida East Coast Industries, Inc.Class A                2,868             95
* SCP Pool Corp.                                            2,900             95
* Kos Pharmaceuticals, Inc.                                 2,200             95
  Equity One, Inc. REIT                                     5,599             95
* Therasense, Inc.                                          4,650             94
* Houston Exploration Co.                                   2,582             94
* Cabot Microelectronics Corp.                              1,921             94
* Gaylord Entertainment Co. Class A                         3,151             94
  Heartland Express, Inc.                                   3,881             94
* MAXIMUS, Inc.                                             2,398             94
* Insight Enterprises, Inc.                                 4,991             94
* GrafTech International Ltd.                               6,942             94
* NPS Pharmaceuticals Inc.                                  3,041             93
* FMC Corp.                                                 2,735             93
* Aspect Communications Corp.                               5,902             93
* Sonic Corp.                                               3,037             93
* NetFlix.com, Inc.                                         1,700             93
* Esperion Therapeutics, Inc.                               2,683             93
* Coeur D'Alene Mines Corp.                                16,061             93
* Charter Communications, Inc.                             23,084             93
  Ferro Corp.                                               3,407             93
  The Toro Co.                                              1,994             93
* Cumulus Media Inc.                                        4,199             92
  Commercial Federal Corp.                                  3,451             92
* Kronos, Inc.                                              2,327             92
* Teletech Holdings Inc.                                    8,151             92
  American Financial Realty Trust REIT                      5,400             92
* KEMET Corp.                                               6,710             92
  21st Century Insurance Group                              6,666             92
  Albany International Corp.                                2,700             92
* Wabash National Corp.                                     3,119             91
  Sauer-Danfoss, Inc.                                       5,638             91
* Wright Medical Group, Inc.                                3,000             91
  Olin Corp.                                                4,551             91
* United Surgical Partners International, Inc.              2,725             91
* Mueller Industries Inc.                                   2,652             91
* Hain Celestial Group, Inc.                                3,924             91
  Flowers Foods, Inc.                                       3,526             91
* Panera Bread Co.                                          2,300             91
  Nu Skin Enterprises, Inc.                                 5,309             91
* LifePoint Hospitals, Inc.                                 3,079             91
* American Eagle Outfitters, Inc.                           5,529             91
* Cimarex Energy Co.                                        3,392             91
  La-Z-Boy Inc.                                             4,315             91
* Interdigital Communications Corp.                         4,382             90
  Kellwood Co.                                              2,200             90
  Hilb, Rogal and Hamilton Co.                              2,808             90
  UniSource Energy Corp.                                    3,650             90
  Nationwide Health Properties,Inc. REIT                    4,602             90
  Texas Regional Bancshares, Inc.                           2,431             90
* Flowserve Corp.                                           4,304             90
  IDACORP, Inc.                                             3,000             90
* Alaris Medical Systems, Inc.                              5,900             90
  IMC Global Inc.                                           9,030             90
* Wynn Resorts Ltd.                                         3,200             90
  Centex Construction Products, Inc.                        1,482             89
* Encore Acquisition Co.                                    3,615             89
  The Phoenix Cos., Inc.                                    7,400             89

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  The Trust Co. of New Jersey                               2,245             89
* VISX Inc.                                                 3,845             89
* US Oncology, Inc.                                         8,255             89
  Strayer Education, Inc.                                     815             89
  Superior Industries International, Inc.                   2,037             89
* Philadelphia Consolidated Holding Corp.                   1,813             89
  Regal Entertainment Group Class A                         4,300             88
* Steel Dynamics, Inc.                                      3,755             88
  Bob Evans Farms, Inc.                                     2,717             88
* Macromedia, Inc.                                          4,937             88
* ESS Technology, Inc.                                      5,175             88
* Agere Systems Inc. Class A                               28,759             88
* Arch Capital Group Ltd.                                   2,200             88
  Brandywine Realty Trust REIT                              3,274             88
* Nektar Therapeutics                                       6,424             87
  Community First Bankshares, Inc.                          3,021             87
* Kroll Inc.                                                3,360             87
  PNM Resources Inc.                                        3,099             87
* Catalina Marketing Corp.                                  4,317             87
  USEC Inc.                                                10,355             87
  Alexandria Real Estate Equities,Inc. REIT                 1,500             87
* Ocular Sciences, Inc.                                     3,025             87
* Ligand Pharmaceuticals Inc.Class B                        5,900             87
* Stone Energy Corp.                                        2,041             87
  Texas Industries, Inc.                                    2,341             87
  Delphi Financial Group, Inc.                              2,406             87
* LTX Corp.                                                 5,744             86
  Mentor Corp.                                              3,580             86
* United Online, Inc.                                       5,130             86
* Microsemi Corp.                                           3,500             86
  Novastar Financial, Inc. REIT                             2,000             86
* Tularik, Inc.                                             5,303             86
* Lattice Semiconductor Corp.                               8,845             86
  United Community Banks, Inc.                              2,600             86
* McDATA Corp. Class A                                      8,973             86
* Beverly Enterprises, Inc.                                 9,947             85
  Acuity Brands, Inc.                                       3,311             85
* AMERIGROUP Corp.                                          2,000             85
* Triad Guaranty, Inc.                                      1,694             85
* Sunrise Senior Living, Inc.                               2,200             85
  Corus Bankshares Inc.                                     2,698             85
* Actuant Corp.                                             2,352             85
* Abgenix, Inc.                                             6,832             85
* Macrovision Corp.                                         3,764             85
* Pacer International, Inc.                                 4,200             85
* La Quinta Corp. REIT                                     13,201             85
  Perrigo Co.                                               5,381             85
* Silgan Holdings, Inc.                                     1,986             85
  PS Business Parks, Inc. REIT                              2,049             85
* Intergraph Corp.                                          3,523             84
* Northwest Airlines Corp. Class A                          6,676             84
  First Niagara Financial Group, Inc.                       5,649             84
* Silicon Storage Technology, Inc.                          7,650             84
  A.O. Smith Corp.                                          2,400             84
* Ohio Casualty Corp.                                       4,844             84
* Inveresk Research Group Inc.                              3,400             84
* Mentor Graphics Corp.                                     5,775             84
  Universal Corp. (VA)                                      1,901             84
* Adolor Corp.                                              4,184             84
* Waste Connections, Inc.                                   2,216             84
  MacDermid, Inc.                                           2,444             84
  Longs Drug Stores, Inc.                                   3,382             84
  Clarcor Inc.                                              1,894             84
* Aztar Corp.                                               3,711             83
  Georgia Gulf Corp.                                        2,891             83
  Arrow International, Inc.                                 3,342             83
* Ask Jeeves, Inc.                                          4,605             83
* Vicuron Pharmaceuticals Inc.                              4,466             83
* Continental Airlines, Inc. Class B                        5,119             83
* Spinnaker Exploration Co.                                 2,576             83
  Reliance Steel & Aluminum Co.                             2,500             83
* Wireless Facilities, Inc.                                 5,579             83
* Sybron Dental Specialties, Inc.                           2,949             83
  Maguire Properties, Inc. REIT                             3,400             83
* Cox Radio, Inc.                                           3,272             83
* Anixter International Inc.                                3,186             82
  IHOP Corp.                                                2,141             82
  Brady Corp. Class A                                       2,020             82
* PSS World Medical, Inc.                                   6,807             82
* AirTran Holdings, Inc.                                    6,898             82
* FileNET Corp.                                             3,030             82
* Odyssey Healthcare, Inc.                                  2,800             82
  MB Financial, Inc.                                        2,250             82
  National Health Investors REIT                            3,290             82
* Rogers Corp.                                              1,855             82
  Skywest, Inc.                                             4,516             82
* Adaptec, Inc.                                             9,264             82
  Santander BanCorp                                         3,358             82
  New Jersey Resources Corp.                                2,123             82
  BankAtlantic Bancorp, Inc. Class A                        4,301             82
* Parametric Technology Corp.                              20,716             82
* Magnum Hunter Resources Inc.                              8,580             82
* Scientific Games Corp.                                    4,796             82
  Lennox International Inc.                                 4,884             82
* Axcelis Technologies, Inc.                                7,974             81
  CARBO Ceramics Inc.                                       1,590             81
  Chemical Financial Corp.                                  2,236             81
* The Children's Place RetailStores, Inc.                   3,043             81
  Northwest Bancorp, Inc.                                   3,808             81

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  Gables Residential Trust REIT                             2,341             81
* Unit Corp.                                                3,452             81
* Cyberonics, Inc.                                          2,538             81
  NDCHealth Corp.                                           3,170             81
* UnitedGlobalCom Inc. Class A                              9,565             81
* Aeroflex, Inc.                                            6,936             81
  Cabot Oil & Gas Corp.                                     2,762             81
* ExpressJet Holdings, Inc.                                 5,400             81
* Align Technology, Inc.                                    4,900             81
* Priority Healthcare Corp. Class B                         3,353             81
  Black Box Corp.                                           1,753             81
  Post Properties, Inc. REIT                                2,891             81
* Sapient Corp.                                            14,387             81
* Quicksilver Resources, Inc.                               2,494             81
* Brooks Automation, Inc.                                   3,332             81
* McDermott International, Inc.                             6,735             80
* Kulicke & Soffa Industries, Inc.                          5,595             80
  Alfa Corp.                                                6,254             80
  Alpharma, Inc. Class A                                    3,999             80
* Ralcorp Holdings, Inc.                                    2,562             80
* FEI Co.                                                   3,565             80
* Universal Compression
    Holdings, Inc.                                          3,062             80
  Capital Automotive REIT                                   2,500             80
  Kelly Services, Inc. Class A                              2,803             80
* Coherent, Inc.                                            3,357             80
  Boyd Gaming Corp.                                         4,950             80
  The Manitowoc Co., Inc.                                   2,555             80
  Lincoln Electric Holdings, Inc.                           3,222             80
* United Defense Industries Inc.                            2,500             80
  Oakley, Inc.                                              5,757             80
  Taubman Co. REIT                                          3,866             80
* Kindred Healthcare, Inc.                                  1,532             80
  Burlington Coat Factory
    Warehouse Corp.                                         3,763             80
* Applera Corp.-
    Celera Genomics Group                                   5,723             80
  Tupperware Corp.                                          4,586             80
* Aeropostale, Inc.                                         2,900             80
* CompuCredit Corp.                                         3,732             79
  Matthews International Corp.                              2,682             79
* WCI Communities, Inc.                                     3,850             79
* Corrections Corp. of America REIT                         2,750             79
  Amcore Financial, Inc.                                    2,934             79
  LandAmerica Financial Group, Inc.                         1,516             79
* ILEX Oncology, Inc.                                       3,724             79
  Casey's General Stores, Inc.                              4,478             79
  Kilroy Realty Corp. REIT                                  2,414             79
  Longview Fibre Co.                                        6,400             79
  Ruddick Corp.                                             4,415             79
  Banta Corp.                                               1,948             79
  CVB Financial Corp.                                       4,090             79
  Irwin Financial Corp.                                     2,511             79
  Walter Industries, Inc.                                   5,891             79
* Internet Security Systems, Inc.                           4,172             79
  Impac Mortgage Holdings,
    Inc. REIT                                               4,300             78
  Rollins, Inc.                                             3,468             78
  UMB Financial Corp.                                       1,645             78
  Senior Housing Properties
    Trust REIT                                              4,534             78
  FBL Financial Group, Inc. Class A                         3,027             78
* CNET Networks, Inc.                                      11,443             78
  First Sentinel Bancorp Inc.                               3,704             78
  Susquehanna Bancshares, Inc.                              3,118             78
  Black Hills Corp.                                         2,612             78
  Dime Community Bancshares                                 2,530             78
  Potlatch Corp.                                            2,237             78
  Colonial Properties Trust REIT                            1,963             78
* Navigant Consulting, Inc.                                 4,120             78
* Electro Scientific Industries, Inc.                       3,259             78
* Kansas City Southern                                      5,407             77
  Brookline Bancorp, Inc.                                   5,044             77
* Digital Insight Corp.                                     3,101             77
* RealNetworks, Inc.                                       13,516             77
* Magma Design Automation, Inc.                             3,300             77
* Men's Wearhouse, Inc.                                     3,079             77
* MPS Group, Inc.                                           8,234             77
* Tejon Ranch Co.                                           1,877             77
* WebEx Communications, Inc.                                3,829             77
  Cathay General Bancorp                                    1,382             77
* Dionex Corp.                                              1,672             77
* Renaissance Learning, Inc.                                3,186             77
  Republic Bancorp, Inc.                                    5,687             77
  ABM Industries Inc.                                       4,406             77
* Tekelec                                                   4,933             77
* Journal Register Co.                                      3,704             77
  Spartech Corp.                                            3,108             77
  R.L.I. Corp.                                              2,044             77
  TrustCo Bank NY                                           5,822             77
  State Auto Financial Corp.                                3,271             77
* Rayovac Corp.                                             3,638             76
* AAR Corp.                                                 5,094             76
* Power Integrations, Inc.                                  2,275             76
* Keane, Inc.                                               5,197             76
  Hancock Holding Co.                                       1,392             76
  Granite Construction Co.                                  3,233             76
  Wabtec Corp.                                              4,454             76
* Helen of Troy Ltd.                                        3,272             76
  H.B. Fuller Co.                                           2,546             76
  Syntel, Inc.                                              3,063             76
  Arkansas Best Corp.                                       2,400             75
  Summit Properties, Inc. REIT                              3,136             75
* Informatica Corp.                                         7,308             75

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Weis Markets, Inc.                                        2,072             75
* Cirrus Logic                                              9,805             75
* Cal Dive International, Inc.                              3,118             75
  LNR Property Corp.                                        1,518             75
* Symyx Technologies, Inc.                                  3,656             75
* Alaska Air Group, Inc.                                    2,745             75
* Commonwealth Telephone
    Enterprises, Inc.                                       1,984             75
  Cleco Corp.                                               4,164             75
* FTI Consulting, Inc.                                      3,200             75
* Exar Corp.                                                4,377             75
* CUNO Inc.                                                 1,660             75
* Group 1 Automotive, Inc.                                  2,062             75
* Kyphon Inc.                                               3,000             74
  First Commonwealth Financial Corp.                        5,215             74
  BlackRock, Inc.                                           1,400             74
* Quiksilver, Inc.                                          4,190             74
* Manhattan Associates, Inc.                                2,684             74
* Rare Hospitality International Inc.                       3,030             74
  Delta & Pine Land Co.                                     2,913             74
* Esterline Technologies Corp.                              2,774             74
  Harleysville National Corp.                               2,457             74
  Watsco, Inc.                                              3,253             74
* Knight Transportation, Inc.                               2,880             74
* Penn National Gaming, Inc.                                3,200             74
  First Financial Bankshares, Inc.                          1,770             74
  NACCO Industries, Inc. Class A                              824             74
* TriQuint Semiconductor, Inc.                             10,426             74
  City Holding Co.                                          2,106             74
  Sonic Automotive, Inc.                                    3,213             74
* Openwave Systems Inc.                                     6,694             74
  John H. Harland Co.                                       2,696             74
* eFunds Corp.                                              4,242             74
* Advanced Neuromodulation
    Systems, Inc.                                           1,600             74
* InfoSpace, Inc.                                           3,189             74
  Tecumseh Products Co. Class A                             1,512             73
* Altiris, Inc.                                             2,000             73
  Bandag, Inc.                                              1,769             73
  Redwood Trust, Inc. REIT                                  1,431             73
* Korn/Ferry International                                  5,453             73
* InVision Technologies, Inc.                               2,164             73
  Waypoint Financial Corp.                                  3,348             73
  Commercial Net Lease Realty REIT                          4,079             73
  S & T Bancorp, Inc.                                       2,428             73
* TBC Corp.                                                 2,811             73
* eResearch Technology, Inc.                                2,850             72
* Genencor International Inc.                               4,597             72
  Liberty Corp.                                             1,601             72
  USF Corp.                                                 2,116             72
* Power-One, Inc.                                           6,665             72
* ProQuest Co.                                              2,451             72
* Entegris Inc.                                             5,613             72
  ADVO, Inc.                                                2,269             72
* Newport Corp.                                             4,356             72
* Ultratech, Inc.                                           2,448             72
* EGL, Inc.                                                 4,090             72
  Wolverine World Wide, Inc.                                3,519             72
  Sovran Self Storage, Inc. REIT                            1,930             72
  Greif Inc. Class A                                        2,019             72
  Commercial Metals Co.                                     2,354             72
  St. Mary Land & Exploration Co.                           2,510             72
  Sensient Technologies Corp.                               3,612             71
* Technitrol, Inc.                                          3,443             71
  Kaydon Corp.                                              2,757             71
* OM Group, Inc.                                            2,720             71
  Startek, Inc.                                             1,746             71
  Manufactured Home
    Communities, Inc. REIT                                  1,887             71
* Photronics Inc.                                           3,560             71
* Wind River Systems Inc.                                   8,095             71
* Province Healthcare Co.                                   4,425             71
* Comstock Resources, Inc.                                  3,665             71
* Meritage Corp.                                            1,066             71
  CH Energy Group, Inc.                                     1,506             71
* Payless ShoeSource, Inc.                                  5,268             71
* Viasys Healthcare Inc.                                    3,425             71
* Advanced Digital Information Corp.                        5,031             70
* URS Corp.                                                 2,809             70
* First Federal Financial Corp.                             1,615             70
  Millennium Chemicals, Inc.                                5,540             70
  MGE Energy, Inc.                                          2,221             70
* Oceaneering International, Inc.                           2,499             70
  Baldor Electric Co.                                       3,061             70
* The Sports Authority, Inc.                                1,821             70
  Wintrust Financial Corp.                                  1,550             70
* Entravision Communications Corp.                          6,283             70
  Crompton Corp.                                            9,725             70
* SEACOR SMIT Inc.                                          1,659             70
* Cost Plus, Inc.                                           1,700             70
  Handleman Co.                                             3,392             70
  Provident Bankshares Corp.                                2,364             70
* CSK Auto Corp.                                            3,706             70
  Pilgrim's Pride Corp.                                     4,258             70
  K-Swiss, Inc.                                             2,888             69
  Harbor Florida Bancshares, Inc.                           2,335             69
* Ariba, Inc.                                              23,121             69
  Mine Safety Appliances Co.                                  872             69
* Select Comfort Corp.                                      2,800             69
* FormFactor Inc.                                           3,500             69
* ATMI, Inc.                                                2,993             69
  Carpenter Technology Corp.                                2,340             69

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Maverick Tube Corp.                                       3,582             69
* Photon Dynamics, Inc.                                     1,713             69
  AMCOL International Corp.                                 3,408             69
* ChipPAC, Inc.                                             9,068             69
* Stage Stores, Inc.                                        2,465             69
* Hewitt Associates, Inc.                                   2,300             69
* Integra LifeSciences Holdings                             2,400             69
  Northwest Natural Gas Co.                                 2,233             69
* Armor Holdings, Inc.                                      2,600             68
  Zenith National Insurance Corp.                           2,101             68
  Central Pacific Financial Co.                             2,276             68
* Credit Acceptance Corp.                                   4,466             68
* Borland Software Corp.                                    7,021             68
  Grey Global Group Inc.                                      100             68
* Nuevo Energy Co.                                          2,826             68
* Vignette Corp.                                           29,966             68
  Glimcher Realty Trust REIT                                3,038             68
  Vintage Petroleum, Inc.                                   5,631             68
* Hanover Compressor Co.                                    6,075             68
  Southwest Gas Corp.                                       3,016             68
  A. Schulman Inc.                                          3,174             68
* California Amplifier, Inc.                                4,800             68
* Price Communications Corp.                                4,917             68
  Tredegar Corp.                                            4,344             67
* American Management
    Systems, Inc.                                           4,473             67
* Advanced Energy Industries, Inc.                          2,587             67
* Offshore Logistics, Inc.                                  2,748             67
  G & K Services, Inc. Class A                              1,833             67
* Sierra Pacific Resources                                  9,150             67
* Mediacom Communications Corp.                             7,745             67
* Opsware, Inc.                                             9,072             67
* Investment Technology Group, Inc.                         4,156             67
  Owens & Minor, Inc. Holding Co.                           3,061             67
  Brookfield Homes Corp.                                    2,600             67
* Ocwen Financial Corp.                                     7,537             67
* Closure Medical Corp.                                     1,964             67
  Net.Bank, Inc.                                            4,980             66
* ArthroCare Corp.                                          2,713             66
* BankUnited Financial Corp.                                2,577             66
* Epicor Software Corp.                                     5,197             66
* Quanta Services, Inc.                                     9,079             66
* Shaw Group, Inc.                                          4,862             66
* Sotheby's Holdings Class A                                4,837             66
* Ryan's Family Steak Houses, Inc.                          4,362             66
  Sun Communities, Inc. REIT                                1,706             66
  Landry's Restaurants, Inc.                                2,563             66
  Federal Signal Corp.                                      3,758             66
* Extreme Networks, Inc.                                    9,124             66
* ValueClick, Inc.                                          7,237             66
  The Laclede Group, Inc.                                   2,300             66
* Jack in the Box Inc.                                      3,070             66
* NeighborCare Inc.                                         3,319             66
* Verint Systems Inc.                                       2,900             65
* Ionics, Inc.                                              2,050             65
* Exult Inc.                                                9,154             65
* Haemonetics Corp.                                         2,728             65
  EDO Corp.                                                 2,640             65
* Systems & Computer
    Technology Corp.                                        3,975             65
* Hollywood Entertainment Corp.                             4,724             65
  Barra, Inc.                                               1,829             65
  Horace Mann Educators Corp.                               4,645             65
  Community Bank System, Inc.                               1,324             65
  First Financial Bancorp                                   4,067             65
* Credence Systems Corp.                                    4,927             65
* Plug Power, Inc.                                          8,936             65
* Technical Olympic USA, Inc.                               2,351             65
  Surewest Communications                                   1,600             65
* RSA Security Inc.                                         4,550             65
* Argosy Gaming Co.                                         2,479             64
  Regal-Beloit Corp.                                        2,927             64
* WMS Industries, Inc.                                      2,455             64
* ProAssurance Corp.                                        2,000             64
* Labor Ready, Inc.                                         4,896             64
* United Therapeutics Corp.                                 2,794             64
  Getty Realty Holding Corp. REIT                           2,451             64
* Energy Partners, Ltd.                                     4,608             64
  Glatfelter                                                5,139             64
* Ixia                                                      5,467             64
  First Essex Bancorp, Inc.                                 1,100             64
* Zymogenetics, Inc.                                        4,125             64
  JLG Industries, Inc.                                      4,196             64
  Kenneth Cole Productions, Inc.                            2,172             64
* Primus Telecommunications
    Group, Inc.                                             6,270             64
* The Warnaco Group, Inc.                                   4,000             64
  Empire District Electric Co.                              2,904             64
* THQ Inc.                                                  3,764             64
* SERENA Software, Inc.                                     3,463             64
* Chiquita Brands International, Inc.                       2,816             63
  GenCorp, Inc.                                             5,889             63
* Spanish Broadcasting System, Inc.                         6,039             63
* Secure Computing Corp.                                    3,540             63
  Charter Financial Corp.                                   1,700             63
* Intuitive Surgical, Inc.                                  3,706             63
* NetIQ Corp.                                               4,779             63
* Integrated Silicon Solution, Inc.                         4,033             63
  Vector Group Ltd.                                         3,872             63
* PRIMEDIA Inc.                                            22,261             63
* Advanced Medical Optics, Inc.                             3,198             63
* Sola International Inc.                                   3,342             63

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  United National Bancorp                                   1,758             63
* Wesco International, Inc.                                 7,091             63
  Cubic Corp.                                               2,724             63
* CTI Molecular Imaging, Inc.                               3,700             63
* Enterasys Networks, Inc.                                 16,652             62
* eSPEED, Inc. Class A                                      2,667             62
* Mykrolis Corp.                                            3,881             62
* SupportSoft, Inc.                                         4,741             62
  UIL Holdings Corp.                                        1,379             62
  Schweitzer-Mauduit
    International, Inc.                                     2,085             62
  CDI Corp.                                                 1,894             62
* Hutchinson Technology, Inc.                               2,016             62
  Value Line, Inc.                                          1,237             62
* Ciber, Inc.                                               7,113             62
* SonicWALL, Inc.                                           7,891             62
* NetRatings, Inc.                                          5,380             61
  First Federal Capital Corp.                               2,727             61
* TTM Technologies, Inc.                                    3,634             61
  Arch Chemicals, Inc.                                      2,388             61
* Progress Software Corp.                                   2,991             61
  Cash America International Inc.                           2,888             61
* DSP Group Inc.                                            2,453             61
* United Natural Foods, Inc.                                1,700             61
* Vertex Pharmaceuticals, Inc.                              5,967             61
  NBT Bancorp, Inc.                                         2,847             61
* Titanium Metals Corp.                                     1,161             61
* GlobespanVirata, Inc.                                    10,363             61
  Stewart Information
    Services Corp.                                          1,500             61
* Clark, Inc.                                               3,160             61
* American Italian Pasta Co.                                1,451             61
* InterMune Inc.                                            2,625             61
* PAREXEL International Corp.                               3,738             61
* Mesa Air Group Inc.                                       4,847             61
* Consolidated Graphics, Inc.                               1,921             61
  Anchor Bancorp Wisconsin Inc.                             2,434             61
* Genta Inc.                                                5,819             61
* Arris Group Inc.                                          8,355             60
* American Pharmaceuticals
    Partners, Inc.                                          1,800             60
* Centennial Communications
    Corp. Class A                                          11,480             60
  C & D Technologies, Inc.                                  3,149             60
  Otter Tail Corp.                                          2,258             60
* Jones Lang Lasalle Inc.                                   2,908             60
* IDX Systems Corp.                                         2,243             60
* Corvis Corp.                                             35,365             60
* Global Industries Ltd.                                   11,658             60
* Regeneron Pharmaceuticals, Inc.                           4,081             60
  Universal Health Realty
    Income REIT                                             1,994             60
  Frontier Oil Corp.                                        3,476             60
* RailAmerica, Inc.                                         5,070             60
* CSG Systems International, Inc.                           4,789             60
* Embarcadero Technologies, Inc.                            3,748             60
* F5 Networks, Inc.                                         2,378             60
* Noven Pharmaceuticals, Inc.                               3,923             60
  MTS Systems Corp.                                         3,100             60
* Six Flags, Inc.                                           7,923             60
* Charming Shoppes, Inc.                                   11,006             59
* Specialty Laboratories, Inc.                              3,533             59
  Great American Financial
    Resources, Inc.                                         3,654             59
* Atwood Oceanics, Inc.                                     1,854             59
* Nabi Biopharmaceuticals                                   4,658             59
  Franklin Electric, Inc.                                     978             59
  Bel Fuse, Inc. Class A                                    1,977             59
  ElkCorp                                                   2,210             59
* CIMA Labs Inc.                                            1,808             59
  PFF Bancorp, Inc.                                         1,624             59
* Swift Energy Co.                                          3,491             59
* Checkpoint Systems, Inc.                                  3,110             59
* Dollar Thrifty Automotive
    Group, Inc.                                             2,267             59
* NCI Building Systems, Inc.                                2,460             59
  First Republic Bank                                       1,641             59
* PDI, Inc.                                                 2,191             59
  First Charter Corp.                                       3,003             59
  Christopher & Banks Corp.                                 3,000             59
* Websense, Inc.                                            2,000             58
* Alexander's, Inc. REIT                                      469             58
  Blockbuster Inc. Class A                                  3,257             58
  Barnes Group, Inc.                                        1,809             58
* Denbury Resources, Inc.                                   4,200             58
* KCS Energy, Inc.                                          5,533             58
* Per-Se Technologies, Inc.                                 3,825             58
* CoStar Group, Inc.                                        1,400             58
* UICI                                                      4,389             58
* Superior Energy Services, Inc.                            6,200             58
  Holly Corp.                                               2,118             58
  Mid-State Bancshares                                      2,287             58
* Digitas Inc.                                              6,238             58
* Boca Resorts, Inc. Class A                                3,883             58
* Grey Wolf, Inc.                                          15,529             58
* ValueVision Media, Inc.                                   3,477             58
* Palm Harbor Homes, Inc.                                   3,245             58
  Wausau-Mosinee Paper Corp.                                4,286             58
  Chesapeake Corp. of Virginia                              2,187             58
* bebe stores, inc                                          2,228             58
  Cambrex Corp.                                             2,289             58
* The Dress Barn, Inc.                                      3,854             58
  Hudson River Bancorp. Inc.                                1,480             58
* Dendrite International, Inc.                              3,681             58

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  The Marcus Corp.                                          3,516             58
* Impax Laboratories, Inc.                                  4,000             58
* Digital River, Inc.                                       2,604             58
  Westbanco Inc.                                            2,076             57
  Kimball International, Inc. Class B                       3,691             57
* William Lyon Homes, Inc.                                    914             57
* Time Warner Telecom Inc.                                  5,653             57
* Electronics Boutique Holdings Corp.                       2,500             57
* Zoran Corp.                                               3,285             57
* Stewart Enterprises, Inc. Class A                        10,041             57
  Kansas City Life Insurance Co.                            1,231             57
  Equity Inns, Inc. REIT                                    6,282             57
* AmSurg Corp.                                              1,500             57
  Woodward Governor Co.                                     1,000             57
* Lin TV Corp.                                              2,200             57
* Cross Country Healthcare, Inc.                            3,800             57
* Papa John's International, Inc.                           1,697             57
* TETRA Technologies, Inc.                                  2,335             57
  Interstate Bakeries Corp.                                 3,974             57
* Mastec Inc.                                               3,811             56
* Safeguard Scientifics, Inc.                              13,946             56
* Finisar Corp.                                            17,994             56
* Local Financial Corp.                                     2,702             56
  First Financial Corp. (IN)                                1,876             56
* NCO Group, Inc.                                           2,470             56
* Plexus Corp.                                              3,274             56
* Aquila, Inc.                                             16,582             56
* Sinclair Broadcast Group, Inc.                            3,767             56
* Thoratec Corp.                                            4,317             56
* SRA International, Inc.                                   1,300             56
* Silicon Image, Inc.                                       7,742             56
* Playboy Enterprises, Inc. Class B                         3,463             56
* Digene Corp.                                              1,394             56
  Hooper Holmes, Inc.                                       9,039             56
* Leapfrog Enterprises, Inc.                                2,100             56
* MedQuist, Inc.                                            3,464             56
  Helix Technology Corp.                                    2,701             56
  Sterling Bancshares, Inc.                                 4,166             56
  Belden, Inc.                                              2,633             56
  Boston Private Financial
    Holdings, Inc.                                          2,231             55
* Spherion Corp.                                            5,660             55
* Sykes Enterprises, Inc.                                   6,471             55
  Movado Group, Inc.                                        1,962             55
* OMI Corp.                                                 6,200             55
* Interwoven Inc.                                           4,379             55
* Quantum Corp.                                            17,735             55
* RehabCare Group, Inc.                                     2,600             55
* Buckeye Technology, Inc.                                  5,499             55
* Crown Media Holdings, Inc.                                6,671             55
  Independent Bank Corp. (MA)                               1,909             55
* The Gymboree Corp.                                        3,192             55
* I-STAT Corp.                                              3,587             55
  Koger Equity, Inc. REIT                                   2,621             55
* Fleetwood Enterprises, Inc.                               5,342             55
  Cato Corp. Class A                                        2,672             55
* PolyOne Corp.                                             8,571             55
  Riviana Foods, Inc.                                       1,997             55
* Zoll Medical Corp.                                        1,541             55
  Gold Banc Corp., Inc.                                     3,888             55
* USG Corp.                                                 3,299             55
* Cray Inc.                                                 5,500             55
* Powerwave Technologies, Inc.                              7,139             55
* CorVel Corp.                                              1,452             55
* Tyler Technologies, Inc.                                  5,666             55
* International Steel Group, Inc.                           1,400             55
* Intermagnetics General Corp.                              2,460             55
* S1 Corp.                                                  6,755             54
  Southern Peru Copper Corp.                                1,153             54
* SuperGen, Inc.                                            4,928             54
  Advanta Corp. Class A                                     4,170             54
* Priceline.com, Inc.                                       3,023             54
  Parkway Properties Inc. REIT                              1,300             54
* Artisan Components, Inc.                                  2,636             54
* Global Imaging Systems, Inc.                              1,700             54
* Administaff, Inc.                                         3,104             54
* Rainbow Technologies, Inc.                                4,789             54
* Dobson Communications Corp.                               8,200             54
* Ameristar Casinos, Inc.                                   2,200             54
  Crawford & Co. Class B                                    7,625             54
  LaBranche & Co. Inc.                                      4,605             54
  Harleysville Group, Inc.                                  2,700             54
* ShopKo Stores, Inc.                                       3,520             54
* Onyx Pharmaceuticals, Inc.                                1,900             54
  Great Southern Bancorp, Inc.                              1,156             54
* Orbital Sciences Corp.                                    4,451             54
  Glacier Bancorp, Inc.                                     1,650             53
  Seacoast Financial Services Corp.                         1,949             53
* ANSYS, Inc.                                               1,344             53
  Lance, Inc.                                               3,549             53
  Glenborough Realty Trust, Inc. REIT                       2,672             53
* Financial Federal Corp.                                   1,743             53
* Ventana Medical Systems, Inc.                             1,349             53
  Resource America, Inc.                                    3,534             53
* Cole National Corp. Class A                               2,650             53
* Advent Software, Inc.                                     3,040             53
  Gray Television, Inc.                                     3,500             53
* Playtex Products, Inc.                                    6,835             53
* PalmOne, Inc.                                             4,494             53
  Coachmen Industries, Inc.                                 2,915             53
* EMCOR Group, Inc.                                         1,200             53
  Correctional Properties Trust REIT                        1,826             53
* PTEK Holdings, Inc.                                       5,968             53
  Superior Uniform Group, Inc.                              3,193             53

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Tower Automotive, Inc.                                    7,675             52
* McMoRan Exploration Co.                                   2,795             52
* aQuantive, Inc.                                           5,110             52
* Caraustar Industries, Inc.                                3,795             52
* Old Dominion Freight Line, Inc.                           1,536             52
* Remington Oil & Gas Corp.                                 2,658             52
* Transmeta Corp.                                          15,389             52
* USI Holdings Corp.                                        4,000             52
* Mindspeed Technologies, Inc.                              7,618             52
  First Source Corp.                                        2,422             52
* TransMontaigne Inc.                                       8,059             52
* Insituform Technologies Inc. Class A                      3,150             52
* DuPont Photomasks, Inc.                                   2,152             52
* Steak n Shake Co.                                         2,900             52
  Capital City Bank Group, Inc.                             1,125             52
* Transkaryotic Therapies, Inc.                             3,314             52
* Stillwater Mining Co.                                     5,386             52
  Quaker City Bancorp, Inc.                                 1,107             52
  Schnitzer Steel Industries, Inc.
    Class A                                                   850             51
* Shuffle Master, Inc.                                      1,484             51
* Littelfuse, Inc.                                          1,782             51
* Mattson Technology, Inc.                                  4,200             51
* Trammell Crow Co.                                         3,872             51
  World Fuel Services Corp.                                 1,511             51
  Corporate Office Properties
    Trust, Inc. REIT                                        2,440             51
* 1-800-FLOWERS.COM, Inc.                                   4,632             51
* CMGI Inc.                                                28,755             51
* S&K Famous Brands Inc.                                    2,967             51
* OPNET Technologies, Inc.                                  3,104             51
* Cell Genesys, Inc.                                        3,948             51
* FelCor Lodging Trust, Inc. REIT                           4,608             51
* Agile Software Corp.                                      5,155             51
* JDA Software Group, Inc.                                  3,088             51
  Standard Commercial Tobacco Co.                           2,540             51
* Ventiv Health, Inc.                                       5,562             51
  CTS Corp.                                                 4,421             51
* Aviall Inc.                                               3,273             51
* FARO Technologies, Inc.                                   2,032             51
* Too Inc.                                                  3,006             51
* Wilson Greatbatch
    Technologies, Inc.                                      1,200             51
* Remec, Inc.                                               6,030             51
* General Maritime Corp.                                    2,880             51
* Echelon Corp.                                             4,549             51
* Enzo Biochem, Inc.                                        2,827             51
* Inet Technologies, Inc.                                   4,212             51
* Vail Resorts Inc.                                         2,972             51
* Imagistics International Inc.                             1,347             51
* Movie Gallery, Inc.                                       2,700             50
  Steelcase Inc.                                            3,510             50
* Tanox, Inc.                                               3,394             50
* Maxygen Inc.                                              4,741             50
* Mapics Inc.                                               3,848             50
* CardioDynamics International Corp.                        8,432             50
* Pixelworks, Inc.                                          4,556             50
* webMethods, Inc.                                          5,497             50
* aaiPharma Inc.                                            2,000             50
* K2 Inc.                                                   3,291             50
  Rock-Tenn Co.                                             2,900             50
* Covansys Corp.                                            4,540             50
* Manugistics Group, Inc.                                   7,983             50
  Comm Bancorp, Inc.                                        1,339             50
  American Home Mortgage
    Investment Corp.                                        2,214             50
* Newpark Resources, Inc.                                  10,383             50
  Bryn Mawr Bank Corp.                                      2,030             50
* AK Steel Corp.                                            9,745             50
  Watts Industries Class A                                  2,238             50
* Hecla Mining Co.                                          5,992             50
* j2 Global Communications, Inc.                            1,996             49
* Isle of Capri Casinos, Inc.                               2,300             49
  Stewart & Stevenson Services, Inc.                        3,513             49
  McGrath Rent Corp.                                        1,808             49
* iGATE Corp.                                               6,274             49
* Jarden Corp.                                              1,800             49
* Kadant Inc.                                               2,272             49
* Keynote Systems Inc.                                      4,129             49
  Curtiss-Wright Corp. Class B                              1,094             49
  Central Parking Corp.                                     3,284             49
* Maxim Pharmaceuticals, Inc.                               5,504             49
* USANA Health Sciences, Inc.                               1,600             49
  Central Vermont Public
    Service Corp.                                           2,082             49
* Prime Hospitality Corp.                                   4,794             49
* Radio One, Inc.                                           2,500             49
* The Advisory Board Co.                                    1,400             49
  Presidential Life Corp.                                   3,711             49
  Anthracite Capital Inc. REIT                              4,411             49
  First Financial Holdings, Inc.                            1,562             49
  Interchange Financial
    Services Corp.                                          1,925             49
* Teledyne Technologies, Inc.                               2,582             49
* HomeStore, Inc.                                          10,278             49
  First Place Financial Corp.                               2,489             49
* Ace Cash Express, Inc.                                    2,283             49
* Packeteer, Inc.                                           2,854             48
* A.C. Moore Arts & Crafts, Inc.                            2,514             48
* MRO Software Inc.                                         3,596             48
* Zygo Corp.                                                2,931             48
* General Binding Corp.                                     2,685             48

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
  Berry Petroleum Class A                                   2,385             48
* American Medical Security
    Group, Inc.                                             2,153             48
* Medarex, Inc.                                             7,745             48
* Albany Molecular Research, Inc.                           3,206             48
* Plains Exploration & Production Co.                       3,127             48
  Oriental Financial Group Inc.                             1,872             48
  Wayne Savings Bancshares, Inc.                            2,673             48
* Finish Line, Inc.                                         1,600             48
* Insight Communications Co., Inc.                          4,648             48
* Jacuzzi Brands, Inc.                                      6,753             48
* Dendreon Corp.                                            5,937             48
* ViaSat, Inc.                                              2,500             48
* E.piphany Inc.                                            6,636             48
* Mercury Computer Systems, Inc.                            1,921             48
  NL Industries, Inc.                                       4,088             48
  EastGroup Properties, Inc. REIT                           1,475             48
  R & G Financial Corp. Class B                             1,200             48
  Town & Country Trust REIT                                 1,884             48
* Accredited Home Lenders
    Holding Co.                                             1,560             48
* AMN Healthcare Services, Inc.                             2,781             48
  Vital Signs, Inc.                                         1,457             48
* Centene Corp.                                             1,700             48
* Bright Horizons Family
    Solutions, Inc.                                         1,133             48
* Cable Design Technologies Corp.                           5,292             48
  Riggs National Corp.                                      2,878             48
  Gevity HR, Inc.                                           2,138             48
* Orthodontic Centers of
    America, Inc.                                           5,896             47
* MICROS Systems, Inc.                                      1,094             47
* Aspect Medical Systems, Inc.                              4,154             47
* Duane Reade Inc.                                          2,800             47
* Molecular Devices Corp.                                   2,494             47
* FalconStor Software, Inc.                                 5,418             47
* Lakes Entertainment, Inc.                                 2,931             47
* Triumph Group, Inc.                                       1,300             47
* Ulticom, Inc.                                             4,897             47
* Encore Wire Corp.                                         2,667             47
* Radiant Systems, Inc.                                     5,607             47
* Pinnacle Systems, Inc.                                    5,519             47
  First Community Bancorp                                   1,300             47
* Exelixis, Inc.                                            6,633             47
* CONMED Corp.                                              1,972             47
* Infonet Services Corp.                                   27,586             47
* Quality Systems, Inc.                                     1,051             47
  Independent Bank Corp. (MI)                               1,650             47
* Encysive Pharmaceuticals, Inc.                            5,223             47
* Veeco Instruments, Inc.                                   1,654             47
  Russell Corp.                                             2,654             47
  Umpqua Holdings Corp.                                     2,240             47
* Micromuse Inc.                                            6,747             47
  Suffolk Bancorp                                           1,348             47
* World Acceptance Corp.                                    2,327             46
* SOURCECORP, Inc.                                          1,805             46
* GameStop Corp.                                            3,000             46
  National Presto Industries, Inc.                          1,274             46
* CNA Surety Corp.                                          4,842             46
* Telik, Inc.                                               2,000             46
* International Multifoods Corp.                            2,555             46
* Watson Wyatt & Co. Holdings                               1,900             46
* EMS Technologies, Inc.                                    2,231             46
* Forward Air Corp.                                         1,664             46
  Curtiss-Wright Corp.                                      1,016             46
  The Topps Co., Inc.                                       4,456             46
* VistaCare, Inc.                                           1,300             46
* eCollege.com Inc.                                         2,475             46
  Libbey, Inc.                                              1,604             46
* Enzon Pharmaceuticals, Inc.                               3,804             46
* Avatar Holding, Inc.                                      1,234             46
* Trex Co., Inc.                                            1,200             46
* Charles River Associates Inc.                             1,424             46
  The Standard Register Co.                                 2,700             45
* Kronos Worldwide, Inc.                                    2,044             45
* Atlantic Coast Airlines Holdings Inc.                     4,572             45
  Action Performance Cos., Inc.                             2,309             45
* NIC Inc.                                                  5,631             45
* InFocus Corp.                                             4,671             45
* Sterling Financial Corp. (Spokane)                        1,320             45
* Indevus Pharmaceuticals, Inc.                             7,669             45
* Trans World Entertainment Corp.                           6,331             45
  RPC Inc.                                                  4,091             45
  MCG Capital Corp.                                         2,300             45
  First Indiana Corp.                                       2,391             45
* OraSure Technologies, Inc.                                5,632             45
* Audiovox Corp.                                            3,490             45
* Universal American Financial Corp.                        4,500             45
  Texas Genco Holdings, Inc.                                1,372             45
  Community Trust Bancorp Inc.                              1,476             45
  CIRCOR International, Inc.                                1,846             44
* Ditech Communications Corp.                               2,329             44
  Connecticut Water Services, Inc.                          1,606             44
* IXYS Corp.                                                4,747             44
  Sanderson Farms, Inc.                                     1,100             44
* Omnova Solutions Inc.                                     9,233             44
* Retek Inc.                                                4,775             44
  Blair Corp.                                               1,819             44
* MicroStrategy Inc.                                          843             44
* Prima Energy Corp.                                        1,258             44
  Phillips-Van Heusen Corp.                                 2,489             44
* Gardner Denver Inc.                                       1,847             44

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Pulitzer, Inc.                                              816             44
* El Paso Electric Co.                                      3,300             44
* The Wet Seal, Inc. Class A                                4,443             44
  National Penn Bancshares Inc.                             1,365             44
  Hancock Fabrics, Inc.                                     3,023             44
* Plains Resources Inc.                                     2,727             44
* Florida Banks, Inc.                                       3,119             44
* General Cable Corp.                                       5,352             44
* Eclipsys Corp.                                            3,731             43
* PRAECIS Pharmaceuticals Inc.                              6,704             43
* Multimedia Games Inc.                                     1,050             43
* Chalone Wine Group Ltd.                                   4,901             43
* The Great Atlantic &
    Pacific Tea Co., Inc.                                   5,133             43
* Pre-Paid Legal Services, Inc.                             1,650             43
* Concurrent Computer Corp.                                 9,854             43
* The Boyds Collection, Ltd.                               10,116             43
  Triarc Cos., Inc. Class B                                 3,988             43
* DRS Technologies, Inc.                                    1,544             43
* Immucor Inc.                                              2,103             43
* DJ Orthopedics Inc.                                       1,600             43
  Community Banks, Inc.                                     1,090             43
* Serologicals Corp.                                        2,300             43
* Interface, Inc.                                           7,727             43
* Forrester Research, Inc.                                  2,390             43
  Ryerson Tull, Inc.                                        3,730             43
* Unifi, Inc.                                               6,614             43
* Candela Corp.                                             2,346             43
* Red Robin Gourmet Burgers                                 1,400             43
  Lone Star Steakhouse &
    Saloon, Inc.                                            1,837             43
* Tradestation Group Inc.                                   4,806             43
* SeaChange International, Inc.                             2,765             43
  Myers Industries, Inc.                                    3,513             43
  Associated Estates Realty
    Corp. REIT                                              5,813             42
  Medallion Financial Corp.                                 4,472             42
* PEC Solutions, Inc.                                       2,500             42
  NYMAGIC, Inc.                                             1,545             42
* Drugstore.com, Inc.                                       7,678             42
* Harmonic, Inc.                                            5,833             42
* Hologic, Inc.                                             2,438             42
* Guess ?, Inc.                                             3,499             42
* Kopin Corp.                                               6,294             42
* BioMarin Pharmaceutical Inc.                              5,435             42
  First Merchants Corp.                                     1,653             42
  The Nautilus Group, Inc.                                  3,000             42
  Penn Virginia Corp.                                         756             42
* Incyte Corp.                                              6,148             42
* Central Garden and Pet Co.                                1,500             42
  Alabama National BanCorporation                             800             42
* Merix Corp.                                               1,710             42
* Lone Star Technologies, Inc.                              2,616             42
  Bank Mutual Corp.                                         3,668             42
  Churchill Downs, Inc.                                     1,151             42
* Shoe Carnival, Inc.                                       2,340             42
  Bowne & Co., Inc.                                         3,062             42
* Maxxam Inc.                                               2,190             42
* Stratex Networks, Inc.                                    9,762             41
* Possis Medical Inc.                                       2,100             41
  Lindsay Manufacturing Co.                                 1,642             41
  Middlesex Water Co.                                       2,040             41
* Applica Inc.                                              5,444             41
* Itron, Inc.                                               2,253             41
* Amerco, Inc.                                              1,922             41
* Benihana Inc. Class A                                     3,209             41
* Netegrity, Inc.                                           3,997             41
  SJW Corp.                                                   461             41
  CB Bancshares Inc. (HI)                                     653             41
  BancFirst Corp.                                             700             41
* Gentiva Health Services, Inc.                             3,250             41
* A.M. Castle & Co.                                         5,620             41
* Century Business Services, Inc.                           9,173             41
  Apogee Enterprises, Inc.                                  3,608             41
  Stanley Furniture Co., Inc.                               1,300             41
* SurModics, Inc.                                           1,711             41
  Fidelity Bankshares, Inc.                                 1,300             41
  Washington Trust Bancorp, Inc.                            1,558             41
* Salix Pharmaceuticals, Ltd.                               1,800             41
* MIPS Technologies, Inc.                                   7,483             41
  West Coast Bancorp                                        1,908             41
* Salem Communications Corp.                                1,500             41
* Triton PCS, Inc.                                          7,286             41
* MemberWorks, Inc.                                         1,494             41
* Cubist Pharmaceuticals, Inc.                              3,337             41
* Stein Mart, Inc.                                          4,922             41
* Atrix Laboratories, Inc.                                  1,686             41
* CuraGen Corp.                                             5,529             41
* Isis Pharmaceuticals, Inc.                                6,225             40
  Inter-Tel, Inc.                                           1,614             40
  First South Bancorp, Inc.                                 1,104             40
  The Buckle, Inc.                                          1,819             40
* W-H Energy Services, Inc.                                 2,487             40
  Aaron Rents, Inc. Class B                                 2,000             40
* Brucker BioSciences Corp.                                 8,844             40
  Green Mountain Power Corp.                                1,699             40
* Strattec Security Corp.                                     658             40
  Agilysys, Inc.                                            3,591             40
* The TriZetto Group, Inc.                                  6,192             40
* Artesyn Technologies, Inc.                                4,685             40
* Learning Tree International, Inc.                         2,288             40
* FuelCell Energy, Inc.                                     3,060             40

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Pharmacopeia, Inc.                                        2,797             40
* Aether Systems, Inc.                                      8,337             40
  WSFS Financial Corp.                                        882             40
* CKE Restaurants Inc.                                      6,189             40
* TiVo Inc.                                                 5,343             40
  Roto-Rooter, Inc.                                           857             40
  Wainwright Bank & Trust Co.                               2,764             39
* Carrier Access Corp.                                      3,154             39
* Symmetricom Inc.                                          5,419             39
* infoUSA Inc.                                              5,316             39
* Concord Communications, Inc.                              1,975             39
  The Stride Rite Corp.                                     3,457             39
* CV Therapeutics, Inc.                                     2,683             39
* Headwaters Inc.                                           2,000             39
* Sharper Image Corp.                                       1,200             39
  Flushing Financial Corp.                                  2,142             39
  Talx Corp.                                                1,700             39
* United PanAm Financial Corp.                              2,341             39
* Aspen Technologies, Inc.                                  3,811             39
* Integrated Electrical Services, Inc.                      4,211             39
  Meridian Bioscience Inc.                                  3,732             39
* National Western Life
    Insurance Co. Class A                                     251             39
* hi/fn, inc                                                3,266             39
* Paxar Corp.                                               2,900             39
* Hibbett Sporting Goods, Inc.                              1,300             39
* MedCath Corp.                                             3,700             39
  Oxford Industries, Inc.                                   1,140             39
* Commercial Capital Bancorp, Inc.                          1,800             39
  Peoples Holding Co.                                       1,165             38
* Trimeris, Inc.                                            1,826             38
  Omega Financial Corp.                                       992             38
* School Specialty, Inc.                                    1,122             38
  BCSB Bankcorp, Inc.                                       2,051             38
* AMC Entertainment, Inc.                                   2,500             38
  MFA Mortgage Investments,
    Inc. REIT                                               3,900             38
* COMARCO, Inc.                                             3,450             38
* Dril-Quip, Inc.                                           2,328             38
* Petrocorp, Inc.                                           2,814             38
  Advanced Marketing Services                               3,322             38
* Genesis Healthcare Corp                                   1,659             38
* SonoSite, Inc.                                            1,762             38
* Big 5 Sporting Goods Corp.                                1,800             38
  Iomega Corp.                                              6,288             38
* Luminex Corp.                                             4,004             38
* Terayon Communications
    Systems, Inc.                                           8,314             37
  Partners Trust Financial Group, Inc.                      1,100             37
* TriPath Imaging, Inc.                                     4,789             37
  Material Sciences Corp.                                   3,688             37
  U.S.B. Holding Co., Inc.                                  1,922             37
* C-COR Electronics, Inc.                                   3,345             37
  Columbia Banking System, Inc.                             1,718             37
  American Land Lease, Inc. REIT                            1,851             37
* PICO Holdings, Inc.                                       2,356             37
* Netopia, Inc.                                             2,531             37
* Hexcel Corp.                                              4,979             37
  Penford Corp.                                             2,685             37
  FNB Financial Services Corp.                              1,848             37
* Casella Waste Systems, Inc.                               2,692             37
  PolyMedica Corp.                                          1,400             37
* Wiser Oil Co.                                             4,352             37
  HMN Financial, Inc.                                       1,513             37
* Dave & Busters, Inc.                                      2,897             37
* IDT Corp.                                                 1,658             37
* Entrust, Inc.                                             8,998             37
  First Midwest Financial, Inc.                             1,649             37
  Capstead Mortgage Corp. REIT                              2,186             37
* Avanex Corp.                                              7,346             37
  OceanFirst Financial Corp.                                1,349             37
  Alamo Group, Inc.                                         2,394             37
* Coinstar, Inc.                                            2,013             36
* Alliance Semiconductor Corp.                              5,110             36
* Connetics Corp.                                           2,000             36
* SPSS, Inc.                                                2,031             36
* US Physical Therapy, Inc.                                 2,300             36
  Coastal Bancorp, Inc.                                       879             36
* Talk America Holdings, Inc.                               3,135             36
* Regeneration Technologies, Inc.                           3,290             36
  Todd Shipyards Corp.                                      2,030             36
* SeeBeyond Technology Corp.                                8,403             36
  Midwest Banc Holdings, Inc.                               1,620             36
* Ciphergen Biosystems, Inc.                                3,206             36
* Pericom Semiconductor Corp.                               3,380             36
* Alexion Pharmaceuticals, Inc.                             2,112             36
  BSB Bancorp, Inc.                                           907             36
* California Pizza Kitchen, Inc.                            1,779             36
  CFS Bancorp, Inc.                                         2,400             36
* Saxon Capital Inc.                                        1,700             36
* Regent Communications, Inc.                               5,607             36
* Hawthorne Financial Corp.                                 1,272             36
  Royal Gold, Inc.                                          1,700             36
* Magnatek, Inc.                                            5,390             36
* UTStarcom, Inc.                                             958             36
* Young Broadcasting Inc.                                   1,770             35
* Cepheid, Inc.                                             3,700             35
* MTC Technologies, Inc.                                    1,100             35
* Pathmark Stores, Inc.                                     4,660             35
  Methode Electronics, Inc. Class A                         2,893             35
* Perry Ellis International Corp.                           1,372             35
* Asyst Technologies, Inc.                                  2,038             35

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Wellman, Inc.                                             3,463             35
* America West Holdings Corp.
    Class B                                                 2,845             35
  CPI Corp.                                                 1,745             35
* Capital Corp. of the West                                   889             35
  Brown Shoe Co., Inc.                                        929             35
* Pinnacle Entertainment, Inc.                              3,777             35
* NETGEAR, Inc.                                             2,200             35
  Century Bancorp, Inc. Class A                               990             35
* NYFIX, Inc.                                               4,410             35
* J. Jill Group, Inc.                                       2,748             35
  First Bancorp (NC)                                        1,108             35
* PC Connection, Inc.                                       4,148             35
  Codorus Valley Bancorp, Inc.                              1,661             35
  TF Financial Corp.                                        1,016             35
* Biosite Inc.                                              1,191             34
* Input/Output, Inc.                                        7,642             34
* Antigenics, Inc.                                          3,021             34
* Cell Therapeutics, Inc.                                   3,930             34
* Universal Display Corp.                                   2,500             34
* InterCept, Inc.                                           3,018             34
  Arrow Financial Corp.                                     1,226             34
  Kramont Realty Trust REIT                                 1,872             34
* Aftermarket Technology Corp.                              2,469             34
* GSI Commerce, Inc.                                        3,468             34
* Argonaut Group, Inc.                                      2,177             34
  Oil-Dri Corp. of America                                  2,123             34
  Simmons First National Corp.                              1,210             34
* IDT Corp. Class B                                         1,458             34
* Innotrac Corp.                                            3,214             34
  Capital Bank Corp.                                        2,169             34
  L.S. Starrett Co. Class A                                 2,036             33
* Synalloy Corp.                                            4,838             33
* Lydall, Inc.                                              3,277             33
* MatrixOne, Inc.                                           5,418             33
* Zoltek Cos., Inc.                                         6,579             33
  Ampco-Pittsburgh Corp.                                    2,429             33
* Syntroleum Corp.                                          7,673             33
* DutchFork Bancshares, Inc.                                  859             33
  Midland Co.                                               1,400             33
  Infinity Property & Casualty Corp.                        1,000             33
* Lifeline Systems, Inc.                                    1,734             33
* Atari, Inc.                                               7,811             33
* Applied Molecular Evolution, Inc.                         1,838             33
* GMX Resources Inc.                                        8,150             33
* Pegasystems Inc.                                          3,788             33
* Inspire Pharmaceuticals, Inc.                             2,300             33
  Patriot Bank Corp.                                        1,137             33
* Prime Energy Corp.                                        2,226             33
  Newcastle Investment Corp. REIT                           1,200             33
* Sirenza Microdevices, Inc.                                6,774             33
* Tumbleweed Communications Corp.                           3,880             33
* Champion Enterprises, Inc.                                4,638             32
* Giant Industries, Inc.                                    2,710             32
* Volt Information Sciences Inc.                            1,436             32
  Sizeler Property Investors, Inc. REIT                     3,028             32
  Unizan Financial Corp.                                    1,600             32
* MRV Communications Inc.                                   8,615             32
* TippingPoint Technologies Inc.                            1,079             32
* SCM Microsystems, Inc.                                    4,186             32
  Lexington Corporate Properties
    Trust REIT                                              1,600             32
* Zix Corp.                                                 3,704             32
* Netscreen Technologies, Inc.                              1,300             32
* Gerber Scientific, Inc.                                   4,036             32
  Thomas Nelson, Inc.                                       1,661             32
* AAON, Inc.                                                1,650             32
* Verity, Inc.                                              1,918             32
* Ethyl Corp.                                               1,463             32
  Winston Hotels, Inc. REIT                                 3,118             32
* Vicor Corp.                                               2,786             32
* SafeNet, Inc.                                             1,032             32
* Savient Pharmaceuticals Inc.                              6,883             32
* Axsys Technologies, Inc.                                  2,236             32
* Interactive Intelligence Inc.                             6,083             32
* InterVoice, Inc.                                          2,669             32
* Actel Corp.                                               1,300             31
* PDF Solutions, Inc.                                       2,100             31
* 4Kids Entertainment Inc.                                  1,200             31
* Hector Communications Corp.                               2,219             31
  Seacoast Banking Corp. of Florida                         1,789             31
* ImmunoGen, Inc.                                           6,130             31
  First Federal Bancshares of
    Arkansas, Inc.                                            753             31
* Myriad Genetics, Inc.                                     2,400             31
* First Mariner Bancorp, Inc.                               1,646             31
* Willis Lease Finance Corp.                                4,189             31
* Verso Technologies, Inc.                                  9,594             31
  Anworth Mortgage Asset
    Corp. REIT                                              2,200             31
* QAD Inc.                                                  2,499             31
* Steven Madden, Ltd.                                       1,500             31
* Answerthink Consulting Group, Inc.                        5,511             31
* Diversa Corp.                                             3,302             31
* Nanogen, Inc.                                             3,386             31
  Farmer Brothers, Inc.                                        98             31
  LSI Industries Inc.                                       2,257             30
* Asbury Automotive Group, Inc.                             1,700             30
  California Independent Bancorp                              789             30
* Harvard Bioscience, Inc.                                  3,410             30
  Ziegler Cos., Inc.                                        2,124             30
* Sequa Corp. Class A                                         615             30

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* MeriStar Hospitality Corp. REIT                           4,629             30
  Dimon Inc.                                                4,458             30
* Stratus Properties Inc.                                   2,999             30
* Mobile Mini, Inc.                                         1,523             30
* Kirkland's, Inc.                                          1,700             30
* Alliance Imaging, Inc.                                    8,100             30
  Dover Downs Gaming &
    Entertainment, Inc.                                     3,167             30
* XOMA Ltd.                                                 4,538             30
  First Keystone Financial, Inc.                            1,097             30
* ManTech International Corp.                               1,200             30
* AtheroGenics, Inc.                                        2,000             30
* BioLase Technology, Inc.                                  1,800             30
* Stifel Financial Corp.                                    1,532             30
* Veritas DGC Inc.                                          2,845             30
* GenVec, Inc.                                              9,030             30
* Bottomline Technologies, Inc.                             3,300             30
  Sandy Spring Bancorp, Inc.                                  794             30
  World Wrestling
    Entertainment, Inc.                                     2,265             30
* Phoenix Technologies Ltd.                                 3,670             30
* Presstek, Inc.                                            4,073             30
* SciClone Pharmaceuticals, Inc.                            4,366             30
* Jo-Ann Stores, Inc.                                       1,450             30
  HEICO Corp.                                               1,623             30
  United Fire & Casualty Co.                                  730             29
* Carreker Corp.                                            2,100             29
* 1-800 CONTACTS, Inc.                                      1,400             29
  Hopfed Bancorp, Inc.                                      1,705             29
* MSC Software Corp.                                        3,100             29
* Petroleum Helicopters, Inc.                               1,085             29
  Provident Bancorp, Inc.                                     623             29
* Portfolio Recovery Associates, Inc.                       1,100             29
* Dick's Sporting Goods, Inc.                                 600             29
  Connecticut Bancshares, Inc.                                564             29
  News Corp. Ltd. Pfd. ADR                                    960             29
  LTC Properties, Inc. REIT                                 1,970             29
  Greater Community Bancorp                                 1,710             29
* Tenneco Automotive, Inc.                                  4,329             29
* Pegasus Solutions Inc.                                    2,764             29
* KNBT Bancorp Inc.                                         1,643             29
* Comtech Telecommunications Corp.                          1,000             29
* Friendly Ice Cream Corp.                                  2,982             29
  Farmers Capital Bank Corp.                                  846             29
* Proxim Corp. Class A                                     17,225             29
* LCC International, Inc. Class A                           5,363             29
  SpectraLink Corp.                                         1,500             29
* O'Charley's Inc.                                          1,600             29
* Hydrill                                                   1,200             29
  Banner Corp.                                              1,141             29
* Garden Fresh Restaurant Corp.                             1,782             29
* Frontier Airlines, Inc.                                   2,000             29
  Sanders Morris Harris Group Inc.                          2,300             29
  Sterling Bancorp                                          1,000             29
* Petroleum Development Corp.                               1,200             28
  Capitol Bancorp Ltd.                                      1,000             28
* UbiquiTel Inc.                                           10,558             28
* Gene Logic Inc.                                           5,467             28
* M&F Worldwide Corp.                                       2,122             28
  Angelica Corp.                                            1,287             28
* PRG-Schultz International, Inc.                           5,772             28
* SBA Communications Corp.                                  7,477             28
* Pharmacyclics, Inc.                                       3,819             28
* Spherix Inc.                                              4,519             28
* Parker Drilling Co.                                      11,063             28
* Tollgrade Communications, Inc.                            1,609             28
  Tanger Factory Outlet Centers,
    Inc. REIT                                                 692             28
  Horizon Financial Corp.                                   1,605             28
* Verisity Ltd.                                             2,200             28
* JAKKS Pacific, Inc.                                       2,124             28
* Brightpoint, Inc.                                         1,620             28
  Coca-Cola Bottling Co.                                      522             28
* Mobius Management Systems, Inc.                           2,203             28
* Lexicon Genetics Inc.                                     4,729             28
* Extended Systems Inc.                                     6,414             28
  Valmont Industries, Inc.                                  1,200             28
* Chordiant Software, Inc.                                  5,093             28
* Alliance Data Systems Corp.                               1,000             28
* Anaren, Inc.                                              1,960             28
* MTR Gaming Group Inc.                                     2,686             28
* Gulfmark Offshore, Inc.                                   1,972             28
* American Physicians Capital, Inc.                         1,500             28
  Newmil Bancorp, Inc.                                        950             28
  X-Rite Inc.                                               2,435             28
  Southwest Bancorp, Inc.                                   1,540             28
* KVH Industries, Inc.                                      1,000             27
* Harris Interactive Inc.                                   3,300             27
* Water Pik Technologies, Inc.                              2,229             27
* LCA-Vision Inc.                                           1,291             27
* Air Methods Corp.                                         3,041             27
  Fedders Corp.                                             3,786             27
* Corixa Corp.                                              4,497             27
  Marine Products Corp.                                     1,444             27
* PLATO Learning, Inc.                                      2,572             27
* Group 1 Software, Inc.                                    1,536             27
  Prosperity Bancshares, Inc.                               1,200             27
  Met-Pro Corp.                                             1,673             27
* Penwest Pharmaceuticals Co.                               1,563             27
* NMS Communications Corp.                                  4,321             27
* Kforce Inc.                                               2,883             27
* WJ Communications, Inc.                                   5,246             27

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Prime Group Realty Trust REIT                             4,282             27
* ActivCard Corp.                                           3,400             27
* VA Software Corp.                                         6,843             27
* Insurance Auto Auctions, Inc.                             2,048             27
* At Road, Inc.                                             2,000             27
* New Focus, Inc.                                           5,296             27
* Westell Technologies, Inc.                                4,201             27
* The Meridian Resource Corp.                               4,449             26
* Jos. A. Bank Clothiers, Inc.                                760             26
  Titan International, Inc.                                 8,611             26
* Ameriserv Financial Inc.                                  5,269             26
* PC-Tel, Inc.                                              2,475             26
* Oregon Steel Mills, Inc.                                  4,488             26
* Saga Communications, Inc.                                 1,400             26
* Datastream Systems, Inc.                                  3,299             26
* National Dentex Corp.                                     1,077             26
* Enesco Group, Inc.                                        2,497             26
* EPIQ Systems, Inc.                                        1,500             26
* Manufacturers' Services Ltd.                              4,222             26
* Net2Phone, Inc.                                           3,773             26
* Nashua Corp.                                              2,999             25
* Rochester Medical Corp.                                   2,716             25
  Summit Bancshares, Inc.                                     912             25
* Chicago Pizza & Brewery, Inc.                             1,700             25
* Skechers U.S.A., Inc.                                     3,108             25
  Bassett Furniture Industries, Inc.                        1,535             25
  Innkeepers USA Trust REIT                                 3,021             25
* Right Management
    Consultants, Inc.                                       1,355             25
* FreeMarkets, Inc.                                         3,766             25
* TranSwitch Corp.                                         10,935             25
  Second Bancorp, Inc.                                        949             25
* Pinnacle Airlines Corp.                                   1,800             25
* Virage Logic Corp.                                        2,453             25
* AZZ Inc.                                                  1,865             25
  Oneida Ltd.                                               4,222             25
* Tempur-Pedic International Inc.                           1,600             25
* Interpore International                                   1,900             25
* Moog Inc.                                                   500             25
* BindView Development Corp.                                6,537             25
* Genesis Microchip Inc.                                    1,366             25
* Coldwater Creek Inc.                                      2,235             25
  Nash-Finch Co.                                            1,099             25
* Catalytica Energy Systems, Inc.                           7,012             25
* FindWhat.com                                              1,300             24
* General Communication, Inc.                               2,800             24
  American States Water Co.                                   971             24
  LSB Corp.                                                 1,398             24
* KFX, Inc.                                                 3,200             24
* Galyan's Trading Co.                                      2,000             24
* Hycor Biomedical Inc.                                     6,163             24
* Nuvelo, Inc.                                              6,924             24
* Curative Health Services, Inc.                            1,739             24
* Workflow Management, Inc.                                 4,120             24
  Safety Insurance Group, Inc.                              1,400             24
* VaxGen, Inc.                                              3,020             24
* Strategic Diagnostics Inc.                                5,050             24
  Cascade Bancorp                                           1,234             24
  Virco Manufacturing Corp.                                 3,740             24
* Central European Distribution Corp.                         750             24
  Southern Financial Bancorp, Inc.                            550             24
* CCC Information Services Group                            1,400             24
  Triarc Cos., Inc. Class A                                 1,994             24
* Nuance Communications Inc.                                3,079             24
* Martha Stewart Living
    Omnimedia, Inc.                                         2,387             24
* American Medical Systems
    Holdings, Inc.                                          1,075             23
* Centillium Communications, Inc.                           4,148             23
* Northwest Pipe Co.                                        1,751             23
* ABIOMED, Inc.                                             3,375             23
* DiamondCluster International, Inc.                        2,278             23
  Investors Title Co.                                         748             23
  Columbia Bancorp                                            726             23
* Revlon, Inc. Class A                                     10,328             23
  HF Financial Corp.                                        1,415             23
* Illumina, Inc.                                            3,276             23
* Energy Conversion Devices, Inc.                           2,557             23
  Courier Corp.                                               600             23
* Metris Cos., Inc.                                         5,190             23
* First Consulting Group, Inc.                              4,092             23
* Xicor, Inc.                                               2,030             23
* EnPro Industries, Inc.                                    1,650             23
  Pulaski Financial Corp.                                   1,362             23
* Paragon Technologies, Inc.                                2,370             23
  Aceto Corp.                                                 900             23
  Merchants Bancshares, Inc.                                  752             23
* Cellstar Corp.                                            1,817             23
* Lancer Corp.                                              3,372             23
* Mechanical Technology Inc.                                4,184             23
  Shore Bancshares, Inc.                                      600             23
* Federal Agricultural Mortgage
    Corp. Class A                                           1,021             23
  Nara Bancorp, Inc.                                          836             23
* Herley Industries Inc.                                    1,102             23
* Immunomedics Inc.                                         5,002             23
  PrivateBancorp, Inc.                                        500             23
  NUI Corp.                                                 1,411             23
  Omega Healthcare Investors,
    Inc. REIT                                               2,437             23
* Curon Medical Inc.                                        7,226             23
* Todhunter International, Inc.                             1,975             23

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                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* SCS Transportation, Inc.                                  1,283             23
* Terra Industries, Inc.                                    6,769             22
  Standex International Corp.                                 800             22
* Conrad Industries, Inc.                                   7,466             22
* Theragenics Corp.                                         4,093             22
* Dura Automotive Systems, Inc.                             1,752             22
  Sterling Financial Corp. (PA)                               805             22
* WatchGuard Technologies, Inc.                             3,827             22
* Autobytel Inc.                                            2,441             22
* Mair Holdings, Inc.                                       3,039             22
* Pozen Inc.                                                2,165             22
* Stamps.com Inc.                                           3,559             22
* Captaris Inc.                                             3,923             22
  Tech/Ops Sevcon, Inc.                                     4,019             22
  Capital Trust Class A                                       970             22
* PalmSource, Inc.                                          1,007             22
* Optical Communication
    Products, Inc.                                          5,929             22
* LodgeNet Entertainment Corp.                              1,200             22
* Inverness Medical Innovations, Inc.                       1,007             22
  Oak Hill Financial, Inc.                                    710             22
  Maine & Maritimes Corp.                                     624             22
* Blue Coat Systems, Inc.                                     978             22
* Valence Technology Inc.                                   5,663             22
  Standard Motor Products, Inc.                             1,792             22
  Ameriana Bancorp                                          1,500             22
  Hanmi Financial Corp.                                     1,100             22
* Oplink Communications, Inc.                               9,088             22
  Calgon Carbon Corp.                                       3,497             22
  Peoples Bancorp, Inc.                                       735             22
  United Capital Corp.                                      1,046             22
* Third Wave Technologies                                   4,741             22
* America's Car-Mart, Inc.                                    800             22
* Horizon Offshore, Inc.                                    4,889             22
* Collins & Aikman Corp.                                    4,968             22
* Overnite Corp.                                              942             21
* Geron Corp.                                               2,138             21
* PETCO Animal Supplies, Inc.                                 700             21
* Bally Total Fitness Holding Corp.                         3,038             21
* Neoforma, Inc.                                            1,998             21
* SONUS Pharmaceuticals, Inc.                               4,183             21
* Stellent Inc.                                             2,147             21
  Vesta Insurance Group, Inc.                               5,486             21
  Milacron Inc.                                             5,055             21
* NASSDA Corp.                                              2,900             21
* Universal Electronics, Inc.                               1,648             21
  Team Financial, Inc.                                      1,658             21
* Pumatech, Inc.                                            5,258             21
* Analysts International Corp.                              6,206             21
* Glenayre Technologies, Inc.                               7,769             21
* Standard Microsystem Corp.                                  826             21
* Corio, Inc.                                               7,620             21
  First State Bancorporation                                  600             21
  Dover Motorsports, Inc.                                   5,954             21
* Ceres Group, Inc.                                         3,566             21
* Heidrick & Struggles
    International, Inc.                                       954             21
  German American Bancorp                                   1,188             21
* Vitria Technology, Inc.                                   2,928             21
* Casual Male Retail Group, Inc.                            2,977             21
* Double Eagle Petroleum Co.                                1,371             21
* Medical Action Industries Inc.                            1,100             21
* Telular Corp.                                             3,139             21
* Internap Network Services Corp.                           8,392             21
* Whiting Petroleum Corp.                                   1,117             21
* Captiva Software Corp.                                    1,620             21
* The Princeton Review, Inc.                                2,100             20
  Pacific Union Bank                                          800             20
* InKine Pharmaceutical Co., Inc.                           4,225             20
* Mail-Well, Inc.                                           4,425             20
* Callon Petroleum Co.                                      1,966             20
* Dynamics Research Corp.                                   1,261             20
* Progenics Pharmaceuticals, Inc.                           1,070             20
* Vivus, Inc.                                               5,306             20
* Identix, Inc.                                             4,513             20
* Neurogen Corp.                                            2,387             20
  Cornerstone Realty Income Trust,
    Inc. REIT                                               2,287             20
* Drexler Technology Corp.                                  1,461             20
* Navigant International, Inc.                              1,440             20
  Gabelli Asset Management Inc.                               500             20
* Hartmarx Corp.                                            4,764             20
  United Industrial Corp.                                   1,100             20
* Stoneridge, Inc.                                          1,318             20
  Spartan Motors, Inc.                                      1,961             20
* Zhone Technologies                                        3,992             20
* FSI International, Inc.                                   2,666             20
* Dyax Corp.                                                2,379             20
* Gulf Island Fabrication, Inc.                             1,148             20
* Fairchild Corp.                                           3,873             20
* Embrex, Inc.                                              1,419             19
* CyberSource Corp.                                         3,774             19
  Paul Mueller Co.                                            488             19
* Lifecore Biomedical Inc.                                  3,233             19
* iVillage Inc.                                             5,432             19
* Midway Games Inc.                                         5,009             19
* I.D. Systems, Inc.                                        2,818             19
* Navigators Group, Inc.                                      624             19
* Kensey Nash Corp.                                           828             19
* Sierra Health Services, Inc.                                700             19
* Conceptus, Inc.                                           1,800             19
* Matria Healthcare, Inc.                                     904             19

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Aware, Inc.                                               6,553             19
* Allscripts Healthcare Solutions, Inc.                     3,570             19
* Torch Offshore, Inc.                                      3,600             19
  Consolidated-Tomoka Land Co.                                580             19
* Numerex Corp.                                             4,974             19
  Traffix, Inc.                                             3,467             19
  Heritage Financial Corp.                                    862             19
  Cadmus Communications                                     1,449             19
* Clayton Williams Energy, Inc.                               647             19
  Ambassadors Group, Inc.                                     800             19
* RMH Teleservices, Inc.                                    3,633             19
* RC2 Corp.                                                   903             19
* Witness Systems, Inc.                                     2,006             19
* Network Equipment
    Technologies, Inc.                                      1,700             19
* NS Group Inc.                                             1,926             19
* Department 56 Inc.                                        1,426             19
* A.S.V., Inc.                                                500             19
* Zomax Inc.                                                3,737             19
* ParkerVision, Inc.                                        1,902             19
  State Financial Services Corp.
    Class A                                                   701             19
* SFBC International, Inc.                                    700             19
  Greater Delaware Valley
    Savings Bank                                              663             19
* Instinet Group Inc.                                       3,601             19
* Novoste Corp.                                             3,865             19
* Acmat Corp. Class A                                       1,503             19
  Alico, Inc.                                                 532             18
* Sipex Corp.                                               2,394             18
* Selectica, Inc.                                           4,294             18
* Community West Bancshares                                 2,110             18
* SM&A Corp.                                                1,556             18
* Sanchez Computer Associates, Inc.                         4,375             18
* Hudson Highland Group, Inc.                                 759             18
* Able Laboratories, Inc.                                   1,000             18
* BioSphere Medical Inc.                                    4,500             18
* Ducommun, Inc.                                              800             18
* Bradley Pharmaceuticals, Inc.                               700             18
* Clarus Corp.                                              2,461             18
  IBERIABANK Corp.                                            300             18
  Steel Technologies, Inc.                                  1,000             18
* Braun Consulting, Inc.                                    5,992             18
  Massbank Corp.                                              413             18
* Banc Corp.                                                2,068             18
* Genlyte Group, Inc.                                         300             18
* Investors Capital Holdings, Ltd.                          3,067             17
  CompX International Inc.                                  2,729             17
  Stepan Co.                                                  680             17
* QuickLogic Corp.                                          3,495             17
* Neogen Corp.                                                700             17
* Trover Solutions, Inc.                                    2,600             17
  UniFirst Corp.                                              726             17
  Integral Systems, Inc.                                      799             17
* VitalWorks Inc.                                           3,890             17
* Tripath Technology Inc.                                   2,491             17
* Nexstar Broadcasting Group, Inc.                          1,252             17
* Nastech Pharmaceutical Co., Inc.                          1,785             17
  ISCO, Inc.                                                1,847             17
  Provident Financial Holdings, Inc.                          471             17
* Novavax, Inc.                                             2,847             17
* Comfort Systems USA, Inc.                                 3,106             17
* iPayment Holdings, Inc.                                     500             17
* Superior Consultant Holdings Corp.                        4,112             17
* BE Aerospace, Inc.                                        3,140             17
* Retail Ventures, Inc.                                     3,569             17
* Midas Inc.                                                1,185             17
* ITXC Corp.                                                3,903             17
* Aclara Biosciences, Inc.                                  4,614             17
* PLX Technology, Inc.                                      1,900             17
* Oil States International, Inc.                            1,200             17
* Alloy, Inc.                                               3,200             17
* Dot Hill Systems Corp.                                    1,100             17
* Allied Holdings, Inc.                                     3,465             17
* La Jolla Pharmaceutical Co.                               3,848             17
* Syms Corp.                                                2,395             17
* Neoware Systems, Inc.                                     1,200             16
* Blount International, Inc.                                2,084             16
* Price Legacy Corp. REIT                                   4,303             16
* Seabulk International, Inc.                               2,019             16
  Covest Bankshares, Inc.                                     597             16
* Portal Software, Inc.                                     2,426             16
* Celeritek, Inc.                                           2,197             16
  Gorman-Rupp Co.                                             612             16
  Quaker Chemical Corp.                                       524             16
* Beasley Broadcast Group, Inc.                               980             16
* EZCORP, Inc.                                              1,891             16
* Boston Beer Co., Inc. Class A                               886             16
* Griffin Land & Nurseries, Inc.                            1,126             16
* Actuate Software Corp.                                    5,144             16
* On Assignment, Inc.                                       3,055             16
  North Valley Bancorp                                      1,042             16
* Bush Industries, Inc.                                     3,784             16
* EMCORE Corp.                                              3,364             16
  Sunrise Telecom Inc.                                      4,513             16
  Center Bancorp, Inc.                                        800             16
* Concord Camera Corp.                                      1,700             16
  Intermet Corp.                                            2,894             16
* Nelnet, Inc.                                                700             16
  Firstfed America Bancorp, Inc.                              600             16
* Digi International, Inc.                                  1,621             16
* Computer Horizons Corp.                                   3,949             16

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Tessera Technologies, Inc.                                  824             15
* Wackenhut Corrections Corp.                                 677             15
* Switchboard Inc.                                          2,230             15
* Anthony & Sylvan Pools Corp.                              3,845             15
  Strategic Distribution, Inc.                              1,081             15
* Ampal-American Israel Corp.                               4,703             15
* Medical Staffing Network
    Holdings, Inc.                                          1,400             15
* International Shipholding Corp.                           1,039             15
  Landauer, Inc.                                              375             15
* Highland Hospitality Corp.                                1,400             15
* Advanced Magnetics, Inc.                                  1,173             15
* Sangamo BioSciences, Inc.                                 2,740             15
  First M&F Corp.                                             400             15
* ITLA Capital Corp.                                          300             15
* Aphton Corp.                                              2,490             15
* E-LOAN, Inc.                                              5,008             15
* NeoPharm, Inc.                                              814             15
  Old Second Bancorp, Inc.                                    300             15
* Alcide Corp.                                              1,009             15
* Pegasus Communications Corp.                                528             15
* Sigmatel Inc.                                               600             15
* Roxio, Inc.                                               3,088             15
* The First Marblehead Corp.                                  675             15
  Raven Industries, Inc.                                      500             15
* Silicon Graphics, Inc.                                   10,760             15
* Curis, Inc.                                               3,275             15
* SoundView Technology Group, Inc.                            951             15
* SITEL Corp.                                               6,305             15
* Oxigene, Inc.                                             1,815             15
* Caliper Technologies Corp.                                2,209             15
  BancTrust Financial Group, Inc.                             900             14
* Therma-Wave Inc.                                          2,443             14
* Digital Generation Systems                                6,395             14
* Raindance Communications, Inc.                            5,187             14
  SWS Group, Inc.                                             800             14
* Griffon Corp.                                               700             14
* Hi-Tech Pharmacal Co., Inc.                                 600             14
  Sound Federal Bancorp Inc.                                  900             14
  Goody's Family Clothing                                   1,495             14
* Fargo Electronics                                         1,100             14
* Emisphere Technologies, Inc.                              2,550             14
* Three-Five Systems, Inc.                                  2,665             14
* NMT Medical, Inc.                                         3,100             14
* Rainier Pacific Financial Group Inc.                        875             14
* Bone Care International, Inc.                             1,093             14
  Chester Valley Bancorp                                      601             14
* BroadVision, Inc.                                         3,249             14
* Art Technology Group, Inc.                                9,046             14
* ATP Oil & Gas Corp.                                       2,200             14
  California Water Service Group                              500             14
* Baldwin Technology Class A                                5,881             14
  Bank of the Ozarks, Inc.                                    600             14
  Commercial Bankshares, Inc.                                 400             13
* SteelCloud Inc.                                           3,121             13
* Capstone Turbine Corp.                                    7,214             13
* IVAX Diagnostics, Inc.                                    2,766             13
* ScanSoft, Inc.                                            2,521             13
  Distributed Energy Systems Corp.                          4,650             13
* Exactech, Inc.                                              900             13
  Penn-America Group, Inc.                                  1,000             13
* Nu Horizons Electronics Corp.                             1,354             13
* NPTest Holding Corp.                                      1,200             13
  American National Bankshares Inc.                           500             13
* Hollis-Eden Pharmaceuticals, Inc.                         1,200             13
* Tarragon Realty Investors Inc. REIT                         800             13
* Quovadx, Inc.                                             2,693             13
* Centra Software, Inc.                                     3,329             13
  Allen Organ Co.                                             283             13
* Danielson Holdings Corp.                                  4,477             13
* Insmed Inc.                                               4,380             13
  American Equity Investment
    Life Holding Company                                    1,300             13
* MetaSolv, Inc.                                            5,311             13
  Universal Forest Products, Inc.                             400             13
* CryoLife Inc.                                             2,226             13
* Keystone Automotive
    Industries, Inc.                                          500             13
  MutualFirst Financial Inc.                                  500             13
* Foamex International, Inc.                                2,519             13
* Criimi Mae, Inc. REIT                                     1,204             13
* First Potomac REIT                                          669             13
* Allied Healthcare International Inc.                      1,980             12
* Cornell Companies, Inc.                                     900             12
  First United Corp.                                          500             12
* Large Scale Biology Corp.                                 6,609             12
* Vyyo Inc.                                                 1,423             12
* Provide Commerce Inc.                                       800             12
* NaPro BioTherapeutics, Inc.                               6,104             12
  FirstBank Corp.                                             396             12
* The SCO Group, Inc.                                         705             12
  Bay View Capital Corp.                                    5,600             12
* Docucorp International, Inc.                              1,179             12
* The Allied Defense Group, Inc.                              500             12
  Haverty Furniture Cos., Inc.                                600             12
* Harken Energy Corp.                                      10,183             12
* Lazare Kaplan International, Inc.                         1,707             12
  Foothill Independent Bancorp                                500             12
* Superconductor Technologies Inc.                          2,100             12
  Maritrans Inc.                                              700             12
  Cross Timbers Royalty Trust                                 410             12
* DigitalThink, Inc.                                        4,140             12

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Camco Financial Corp.                                       670             12
* Zapata Corp.                                                200             12
* Green Mountain Coffee
    Roasters, Inc.                                            500             12
* Sonic Innovations, Inc.                                   1,778             11
  Saul Centers, Inc. REIT                                     400             11
* Concerto Software Inc.                                      957             11
* Durect Corp.                                              4,425             11
* AmericanWest Bancorporation                                 500             11
* ImageWare Systems, Inc.                                   3,800             11
* Checkers Drive-In Restaurants, Inc.                       1,088             11
  Urstadt Biddle Properties
    Class A REIT                                              800             11
* Sequenom, Inc.                                            3,558             11
* QRS Corp.                                                 1,390             11
* Ashford Hospitality Trust                                 1,200             11
* Citadel Broadcasting Corp.                                  500             11
* Arotech Corp.                                             6,122             11
* RadiSys Corp.                                               656             11
  United Mobile Homes, Inc. REIT                              648             11
  FNB Corp. VA                                                371             11
* Intrado Inc.                                                500             11
* MarketWatch.com, Inc.                                     1,274             11
* Avici Systems Inc.                                        1,376             11
* Paradyne Networks, Inc.                                   3,175             11
* Buca, Inc.                                                1,600             11
* Marimba, Inc.                                             1,981             11
* CapitalSource Inc.                                          500             11
* Paxson Communications Corp.                               2,800             11
* Toreador Resources Corp.                                  2,315             11
* Axonyx Inc.                                               2,200             11
* Clean Harbors Inc.                                        1,200             11
* Wave Systems Corp.                                        6,508             11
  First Defiance Financial Corp.                              400             11
  Atlantic Tele-Network, Inc.                                 380             11
* U.S. Energy Corp.                                         3,571             11
* Active Power, Inc.                                        3,664             11
* Eden Bioscience Corp.                                     7,422             11
* Management Network Group Inc.                             3,210             11
  Cascade Natural Gas Corp.                                   500             11
* Interlink Electronics Inc.                                1,500             11
* Perceptron, Inc.                                          1,378             10
* SRI/Surgical Express, Inc.                                1,677             10
  LSB Bancshares, Inc.                                        600             10
* American Residential Investment
    Trust, Inc. REIT                                        1,460             10
* Spectranetics Corp.                                       2,779             10
* Navarre Corp.                                             1,714             10
  GA Financial, Inc.                                          300             10
  Thomas Industries, Inc.                                     300             10
* Gundle/SLT Environmental, Inc.                              500             10
* The Exploration Co. of
    Delaware, Inc.                                          1,700             10
* First Union Real Estate REIT                              4,772             10
  United Community Financial Corp.                            900             10
  PMA Capital Corp. Class A                                 2,000             10
  Peapack Gladstone Financial Corp.                           330             10
* Lipid Sciences, Inc.                                      2,862             10
* John B. Sanfilippo & Son, Inc.                              200             10
* Genus, Inc.                                               1,700             10
* Chronimed Inc.                                            1,200             10
* barnesandnoble.com inc                                    3,443             10
* Metro One
    Telecommunications, Inc.                                3,900             10
* BTU International, Inc.                                   2,880             10
* Huttig Building Products, Inc.                            3,365             10
  Mid-America Apartment
    Communities, Inc. REIT                                    300             10
* Covista Communications, Inc.                              3,805             10
* Layne Christensen Co.                                       856             10
  Pennfed Financial Services, Inc.                            300             10
* Forgent Networks, Inc.                                    3,983             10
* Correctional Services Corp.                               3,725             10
* Carriage Services, Inc.                                   2,708             10
* ePresence, Inc.                                           2,671             10
* Digital Impact, Inc.                                      3,471             10
* Compass Minerals International                              700             10
* Computer Task Group, Inc.                                 2,557             10
* HMS Holdings Corp.                                        2,468             10
* Luminent Mortgage Capital, Inc.                             700             10
  Citizens First Financial Corp.                              387             10
  ESB Financial Corp.                                         600             10
* Technology Solutions Co.                                  7,836             10
* Titan Pharmaceuticals, Inc.                               3,367             10
* Mothers Work, Inc.                                          400             10
* Park-Ohio Holdings Corp.                                  1,316             10
  TSR, Inc.                                                 1,253             10
* CYTOGEN Corp.                                               879             10
  Applied Industrial Technology, Inc.                         400             10
* Computer Network
    Technology Corp.                                        1,000             10
* Aradigm Corp.                                             5,575             10
  TriCo Bancshares                                            300              9
* Columbia Laboratories Inc.                                1,500              9
  Security Bank Corp.                                         300              9
  Republic Bancshares, Inc.                                   300              9
* Aetrium, Inc.                                             3,024              9
* PharmaNetics, Inc.                                        5,064              9
* Latitude Communications, Inc.                             2,383              9
* Primus Knowledge Solutions, Inc.                          1,489              9
  Yardville National Bancorp                                  363              9
* Neurobiological Technologies, Inc.                        1,600              9

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Genaissance Pharmaceuticals, Inc.                         3,100              9
* Orchid Biosciences, Inc.                                  5,021              9
* Luby's, Inc.                                              2,513              9
  Allegiant Bancorp, Inc.                                     330              9
  Track Data Corp.                                          6,608              9
* TheStreet.com, Inc.                                       2,242              9
* Intelidata Technologies Corp.                             5,592              9
* W.R. Grace & Co.                                          3,562              9
* EntreMed, Inc.                                            2,738              9
  D&E Communications, Inc.                                    629              9
  First SecurityFed Financial, Inc.                           300              9
* Vical, Inc.                                               1,846              9
* Central Coast Bancorp                                       500              9
  Southwest Water Co.                                         565              9
* Genome Therapeutics Corp.                                 2,887              9
* Emerson Radio Corp.                                       2,400              9
* Wyndham International, Inc.
    Class A                                                13,380              9
* VIA NET.WORKS, Inc.                                       5,204              9
  New England Business Service, Inc.                          300              9
* Information Holdings Inc.                                   400              9
* Merge Technologies, Inc.                                    500              9
  Integra Bank Corp.                                          400              9
* Franklin Electronic Publishers, Inc.                      2,242              9
* Jupitermedia Corp.                                        1,906              9
* AXT, Inc.                                                 2,800              9
* Parallel Petroleum Corp.                                  2,000              9
  Tennant Co.                                                 200              9
  Eastern Virginia Bankshares, Inc.                           300              9
  CCBT Financial Cos. Inc.                                    247              9
* Royale Energy, Inc.                                         702              9
  Bedford Property Investors,
    Inc. REIT                                                 300              9
* Equinix, Inc.                                               302              9
  Keithley Instruments Inc.                                   465              9
* Applied Innovation Inc.                                   1,262              8
* Omega Protein Corp.                                       1,100              8
* LKQ Corp.                                                   473              8
  Financial Institutions, Inc.                                300              8
  Astro-Med, Inc.                                             653              8
* ePlus Inc.                                                  683              8
  Webster City Federal Bancorp                                600              8
* LMI Aerospace, Inc.                                       4,197              8
  Citizens South Banking Corp.                                600              8
* Cerus Corp.                                               1,842              8
* RCN Corp.                                                10,437              8
  Ameron International Corp.                                  240              8
  First Federal Financial Corp.
    of Kentucky                                               330              8
* Worldwide Restaurant
    Concepts Inc.                                           2,964              8
* Virologic, Inc.                                           2,205              8
* Kana Software, Inc.                                       2,458              8
  Jefferson Bancshares, Inc.                                  600              8
* AP Pharma Inc.                                            3,352              8
* Daily Journal Corp.                                         260              8
* Targeted Genetics Corp.                                   3,721              8
* Juno Lighting, Inc.                                         361              8
* Global Power Equipment Group Inc.                         1,215              8
* Somera Communications, Inc.                               5,038              8
* Total Entertainment
    Restaurant Corp.                                          667              8
* Impco Technologies Inc.                                     921              8
* Capital Title Group, Inc.                                 1,848              8
  Main Street Banks, Inc.                                     300              8
  Shenandoah
    Telecommunications Co.                                    155              8
* Visual Networks, Inc.                                     3,538              8
* Wellsford Real Properties Inc.                              426              8
* Sun Bancorp, Inc. (NJ)                                      300              8
* Docent, Inc.                                              1,705              8
* Interstate Hotels & Resorts, Inc.                         1,462              8
  Unity Bancorp, Inc.                                         683              8
* Applix, Inc.                                              2,208              8
  Mission West Properties Inc. REIT                           600              8
* II-VI, Inc.                                                 300              8
* Monarch Casino & Resort, Inc.                               700              8
  Cohu, Inc.                                                  400              8
  Belmont Bancorp                                           1,366              8
* LECG Corp.                                                  334              8
* Carter's, Inc.                                              300              8
* Microvision, Inc.                                         1,000              8
* Katy Industries, Inc.                                     1,331              8
* Lantronix, Inc.                                           6,475              8
* Molina Healthcare Inc.                                      300              8
* IntraBiotics Pharmaceuticals, Inc.                          470              8
* Ramtron International Corp.                               2,886              8
* Tweeter Home Entertainment
    Group, Inc.                                               800              8
  BHA Group Holdings Inc.                                     300              8
* Inforte Corp.                                               907              8
* Consumer Portfolio Services, Inc.                         2,020              8
  Stephan Co.                                               1,743              8
* TransPro Inc.                                             1,789              7
* Quantum Fuel Systems
    Technologies Worldwide, Inc.                              921              7
* Niku Corp.                                                  871              7
* Quality Distribution Inc.                                   378              7
* LookSmart, Ltd.                                           4,764              7
* Liquidmetal Technologies Inc.                             2,600              7
* Biopure Corp.                                             3,100              7
* Goodrich Petroleum Corp.                                  1,400              7

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Peco II, Inc.                                             6,467              7
  Humphrey Hospitality Trust,
    Inc. REIT                                               1,565              7
* V.I. Technologies, Inc.                                   6,546              7
  AmeriVest Properties, Inc. REIT                           1,000              7
  EFC Bancorp, Inc                                            300              7
  Westfield Financial, Inc.                                   300              7
  Leesport Financial Corp.                                    300              7
* Acme Communications, Inc.                                   800              7
* Xanser Corp.                                              2,966              7
  Royal Bancshares of
    Pennsylvania, Inc.                                        275              7
* Foster Wheeler Ltd.                                       6,755              7
* PriceSmart, Inc.                                          1,105              7
  Applied Signal Technology, Inc.                             300              7
* Capital Pacific Holdings, Inc.                            1,789              7
* Falcon Financial Investment Trust                           700              7
* Kendle International Inc.                                 1,075              7
* Ceradyne, Inc.                                              200              7
* Network Engines, Inc.                                     1,561              7
  Psychemedics Corp.                                          725              7
  Flexsteel Industry                                          300              7
* Champps Entertainment Inc.                                  900              7
* GTC Biotherapeutics, Inc.                                 2,100              7
  Keystone Property Trust REIT                                300              7
  FloridaFirst Bancorp, Inc.                                  200              7
* Applied Films Corp.                                         200              7
* Loudeye Corp.                                             3,369              7
  Bank of Granite Corp.                                       300              7
* BayCorp Holdings, Ltd.                                      500              7
* Electroglas, Inc.                                         1,784              7
  Lowrance Electronics, Inc.                                  318              7
* Aksys, Ltd.                                                 737              7
* Lesco, Inc.                                                 500              6
* Crossroads Systems, Inc.                                  2,314              6
* Acclaim Entertainment Inc.                                9,860              6
* Perini Corp.                                                700              6
  Anchor Glass Container Corp.                                400              6
  Click Commerce, Inc.                                      1,239              6
* TRC Cos., Inc.                                              300              6
* Cavalier Homes, Inc.                                      2,095              6
* Rita Medical Systems, Inc.                                1,400              6
* ViroPharma Inc.                                           2,238              6
* Blue Martini Software, Inc.                               1,258              6
* Big Dog Holdings, Inc.                                    1,650              6
* Synovis Life Technologies, Inc.                             300              6
* Republic First Bancorp, Inc.                                500              6
* Iridex Corp.                                              1,100              6
* Global Payment Tech Inc.                                  1,783              6
* ebix.com Inc.                                               487              6
* Gadzooks, Inc.                                            3,843              6
* Cavco Industries, Inc.                                      248              6
  Investors Real Estate Trust REIT                            600              6
* Ag Services of America, Inc.                                697              6
* Community Bancorp Inc.                                      300              6
* Click2learn, Inc.                                         2,800              6
  Republic Bancorp, Inc. Class A                              300              6
* Sirva Inc.                                                  300              6
* Candie's, Inc.                                            2,808              6
  BRT Realty Trust REIT                                       200              6
* SAVVIS Communications Corp.                               3,840              6
* Alderwoods Group, Inc.                                      609              6
  Penn Engineering &
    Manufacturing Corp.                                       300              6
  Robbins & Myers, Inc.                                       300              6
* Internet Capital Group, Inc.                             16,508              6
  Community Bank of
    Northern Virginia                                         300              6
* Transgenomic, Inc.                                        2,841              6
* Optical Cable Corp.                                         800              6
* Systemax Inc.                                               848              6
* Brillian Corp.                                              666              6
* Pinnacor Inc.                                             2,412              6
* Collagenex Pharmaceuticals, Inc.                            500              6
* Proxymed Pharmacy, Inc.                                     320              6
  LaSalle Hotel Properties REIT                               300              6
* Drew Industries, Inc.                                       200              6
* American Superconductor Corp.                               400              6
* McLeod USA Inc.                                           3,739              6
  CoBiz Inc.                                                  300              6
* Alteon, Inc.                                              3,513              6
* Stratos International Inc.                                  802              5
* Penn Octane Corp.                                         2,264              5
* BSQUARE Corp.                                             3,786              5
* Intraware, Inc.                                           2,604              5
* ONYX Software Corp.                                       1,345              5
  Cavalry Bancorp, Inc.                                       300              5
* Westmoreland Coal Co.                                       300              5
* Edgewater Technology, Inc.                                1,077              5
  BNP Residential Properties,
    Inc. REIT                                                 444              5
* Carrington Labs Inc.                                      1,246              5
* Orphan Medical, Inc.                                        500              5
  Habersham Bancorp                                           209              5
  U.S. Restaurant Properties, Inc. REIT                       300              5
  Kaman Corp. Class A                                         400              5
* Tut Systems, Inc.                                           783              5
* The Greenbrier Cos., Inc.                                   300              5
* Optika Inc.                                               1,104              5
* APAC Teleservices, Inc.                                   1,928              5
  American Mortgage Acceptance
    Co. REIT                                                  300              5

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Darling International, Inc.                               1,756              5
* Paradigm Genetics, Inc.                                   3,296              5
* Pacific Mercantile Bancorp                                  500              5
* MTI Technology Corp.                                      2,045              5
* Medialink Worldwide, Inc.                                 1,489              5
* Saba Software, Inc.                                       1,374              5
* Norstan, Inc.                                             1,483              5
  Great Lakes, Inc. REIT                                      300              5
* All American Semiconductor, Inc.                          1,057              5
* Applied Digital Solutions, Inc.                          10,000              5
* Argonaut Technologies Inc.                                2,664              5
* U.S. Energy Systems, Inc.                                 4,134              5
* Cardima, Inc.                                             4,715              5
* Digital Lightwave, Inc.                                   5,717              5
* NetManage, Inc.                                             877              5
* Lanvision Systems, Inc.                                   1,425              5
* American Independence Corp.                                 390              5
* Cosine Communications, Inc.                                 623              5
  Ennis Business Forms, Inc.                                  300              5
* Channell Commercial Corp.                                 1,100              5
* Miller Industries, Inc.                                     609              5
* Trailer Bridge, Inc.                                        823              5
* I-many, Inc.                                              4,500              5
* Micro Linear Corp.                                          800              4
  Cascade Corp.                                               200              4
* Lifeway Foods, Inc.                                         327              4
* Summa Industries                                            500              4
* ICT Group, Inc.                                             375              4
* Repligen Corp.                                            1,000              4
* Versant Corp.                                             2,795              4
* Texas Capital Bancshares, Inc.                              300              4
* Interland, Inc.                                             655              4
  FNB Corp./North Carolina                                    200              4
* TechTeam Global, Inc.                                       600              4
* Blue Rhino Corp.                                            300              4
* Stratasys, Inc.                                             150              4
* Perficient, Inc.                                          1,810              4
  Pennrock Financial Services Corp.                           129              4
* eMerge Interactive, Inc.                                  2,734              4
  First Busey Corp.                                           146              4
  National Health Realty Inc. REIT                            200              4
* Z-Tel Technologies, Inc.                                  1,950              4
* Hall, Kinion & Associates, Inc.                             775              4
* Bell Industries, Inc.                                     1,505              4
* Duratek, Inc.                                               300              4
  Maxcor Financial Group Inc.                                 300              4
* SPEEDUS Corp.                                             2,777              4
* SatCon Technology Corp.                                   1,860              4
* Applied Imaging Corp.                                     2,500              4
  Warwick Community Bancorp, Inc.                             109              4
* Ista Pharmaceuticals Inc.                                   398              4
* Heritage Commerce Corp.                                     300              4
* Redback Networks Inc.                                    15,843              4
* Trump Hotels & Casino
    Resorts, Inc.                                           1,687              4
* Central Freight Lines, Inc.                                 205              4
  Berkshire Hills Bancorp, Inc.                               100              4
* Commerce One, Inc.                                        2,823              4
  Datascope Corp.                                             100              4
* Avigen, Inc.                                                604              4
* Beta Oil & Gas, Inc.                                      1,800              4
* Nutrition 21 Inc.                                         4,377              4
  BostonFed Bancorp, Inc.                                     100              3
* Interpharm Holdings, Inc.                                   739              3
* Abraxas Petroleum Corp.                                   2,800              3
* Protection One, Inc.                                      9,439              3
* Pacific Premier Bancorp, Inc.                               305              3
* Cortex Pharmaceuticals, Inc.                              1,300              3
  Woodhead Industries, Inc.                                   200              3
* Viewpoint Corp.                                           4,486              3
  Burnham Pacific Properties,
    Inc. REIT                                              15,143              3
* Synagro Technologies Inc.                                 1,506              3
* Nutraceutical International Corp.                           300              3
* Century Casinos, Inc.                                     1,000              3
* Flanders Corp.                                              500              3
* U.S. Concrete, Inc.                                         500              3
* Matritech Inc.                                            1,700              3
* MacroChem Corp.                                           3,800              3
* Infinity, Inc.                                              800              3
* Aastrom Biosciences, Inc.                                 2,400              3
* WorldGate Communications, Inc.                            2,858              3
* Bioject Medical Technologies Inc.                         1,000              3
* Hungarian Telephone and
    Cable Corp.                                               300              3
* Nanometrics Inc.                                            200              3
* Five Star Quality Care, Inc.                                668              3
* Concur Technologies, Inc.                                   300              3
* SIGA Technologies, Inc.                                   1,265              3
  Hemlock Federal Financial Corp.                             100              3
  Northern States Financial Corp.                             100              3
* Creative Host Services, Inc.                              1,202              3
  FFLC Bancorp, Inc.                                          100              3
* On2 Technologies, Inc.                                    2,193              3
* Myogen, Inc.                                                200              3
  Princeton National Bancorp, Inc.                            100              3
  Citizens 1st Bancorp, Inc.                                  125              3
  Home Federal Bancorp                                        100              3
* Airnet Communications Corp.                               3,283              3
  Lawson Products, Inc.                                        84              3
* Copper Mountain Networks, Inc.                              255              3
  Boykin Lodging Co. REIT                                     300              3

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
* Pfsweb Inc.                                               1,689              3
  AMLI Residential Properties
    Trust REIT                                                100              3
* Versar Inc.                                                 800              3
* Osteotech, Inc.                                             300              3
  Craftmade International, Inc.                               100              3
* Lynx Therapeutics, Inc.                                     408              3
* 24/7 Real Media, Inc.                                     1,898              3
* Magellan Petroleum Corp.                                  1,934              3
* Nonophase Technologies Corp.                                300              2
* Webco Industries, Inc.                                      577              2
* Plumtree Software, Inc.                                     500              2
* American Access Technologies Inc.                         1,753              2
* GoAmerica, Inc.                                           6,305              2
  ILX Resorts Inc.                                            329              2
  Waste Industries USA, Inc.                                  200              2
* HEI, Inc.                                                   700              2
* Rainbow Rentals, Inc.                                       300              2
* Pac-West Telecom, Inc.                                    1,175              2
* eLoyalty Corp.                                              614              2
* Omtool, Ltd.                                                298              2
* Mayor's Jeweler's, Inc.                                   2,977              2
  Butler Manufacturing Co.                                    100              2
* Continucare Corp.                                         1,581              2
* Redhook Ale Brewery, Inc.                                   825              2
* Exponent, Inc.                                              100              2
  NASB Financial Inc.                                          51              2
* Optical Cable Corp.
    Warrants Exp. 10/24/2007                                  959              2
* Register.com, Inc.                                          397              2
* Baker (Michael) Corp.                                       200              2
* eXegenics Inc.                                            2,293              2
* DSL.Net, Inc.                                             3,371              2
* A.T. Cross Co. Class A                                      300              2
* Northfield Laboratories, Inc.                               300              2
* Gallery of History, Inc.                                    466              2
  United Financial Corp.                                       75              2
* NaviSite, Inc.                                              293              2
* Fresh Choice, Inc.                                        1,092              2
  Rocky Mountain Chocolate
    Factory, Inc.                                             152              2
* Axeda Systems Inc.                                        1,400              2
* Franklin Bank Corp.                                         100              2
* Research Frontiers, Inc.                                    200              2
* Factory 2-U Stores Inc.                                   1,316              2
* Insightful Corp.                                            884              2
* Team, Inc.                                                  173              2
* Callidus Software Inc                                       100              2
* United National Group Ltd-Class A                           100              2
* Critical Path, Inc.                                       1,328              2
  HEICO Corp. Class A                                         122              2
* EarthShell Corp.                                            938              2
* SureBeam Corp.                                            7,764              2
* SportsLine.com, Inc.                                      1,287              2
* Impreso, Inc.                                               800              2
* iPass Inc.                                                  100              2
* LightPath Technologies, Inc. Class A                        568              2
* SciQuest, Inc.                                              446              2
* Amtech Systems, Inc.                                        269              2
* Pharmion Corp.                                              100              2
  The First Years Inc.                                        100              1
* The Immune Response Corp.                                   981              1
* ACE                                                         593              1
* Rainmaker Systems, Inc.                                     992              1
* Novatel Wireless, Inc.                                      231              1
* Zonagen, Inc.                                               743              1
* Versata, Inc.                                               832              1
* Hanover Direct, Inc.                                      6,816              1
* Badger Paper Mills, Inc.                                    238              1
* Andrea Radio Corp.                                        3,118              1
  Dynabazaar, Inc.                                          3,795              1
  Acadia Realty Trust REIT                                    100              1
* Larscom Inc.                                                284              1
* DT Industries, Inc.                                       1,000              1
* ZEVEX International, Inc.                                   306              1
* UQM Technologies, Inc.                                      400              1
* Allied Motion Technologies, Inc.                            301              1
* Epimmune Inc.                                               643              1
* Wilshire Enterprises, Inc.                                  190              1
* COMFORCE Corp.                                            2,081              1
* InsWeb Corp.                                                237              1
* ACT Teleconferencing, Inc.                                1,000              1
* Storage Computer Corp.                                    2,856              1
* Verticalnet, Inc.                                           850              1
* Serrento Networks Corp.                                     335              1
* Astea International, Inc.                                   330              1
* Artisoft, Inc.                                              366              1
* Pemstar Inc.                                                300              1
  Net Perceptions, Inc.                                     2,405              1
* Advanced Environmental
    Recycling Technologies, Inc.                              600              1
* eGain Communications Corp.                                  436              1
* Hoenig Group, Inc.
    Rights Exp. 9/1/2006                                    3,670              1
* Universal Access Global
    Holdings Inc.                                             287              1
* Media 100 Inc.                                            1,614              1
* Star Buffet, Inc.                                           186              1
* Precision Optics Corp., Inc.                                391              1
* Onvia.com, Inc.                                             174              1
  Liquid Audio, Inc.                                        2,723              1

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                          SHARES          (000)
--------------------------------------------------------------------------------
* Magnum Hunter Resources Inc.
    Warrants Exp. 3/21/2005                                 1,391              1
* RF Monolithics, Inc.                                         73              1
* HealthAxis, Inc.                                            225              1
* JLM Industries, Inc.                                        495              1
* IGI, Inc.                                                   418              1
  Pittsburgh & West Virginia
    Railroad REIT                                              73              1
* Cardinal Financial Corp.                                     78              1
* Ezenia!, Inc.                                             2,547              1
* General Bearing Corp.                                       196              1
* WHX Corp.                                                   222              1
* National Technical Systems, Inc.                            107              1
* GraphOn Corp.                                             2,730              1
* Pure Bioscience                                             571              1
* Pinnacle Warrants Exp. 11/13/2007                             9             --
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $989,966)                                    1,035,434
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.05%, 1/20/2004                                       $1,000           999
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004                                           5,982         5,982
  0.99%, 1/2/2004--Note E                                   1,249         1,249
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $8,230)                                                           8,230
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $998,196)                                                     1,043,664
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                              3,101
Liabilities--Note E                                                      (4,521)
                                                                      ----------
                                                                         (1,420)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,042,244
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,152,541
Overdistributed Net Investment Income                                       (23)
Accumulated Net Realized Losses                                        (155,944)
Unrealized Appreciation
  Investment Securities                                                  45,468
  Futures Contracts                                                         202
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,042,244
================================================================================

Institutional Shares--Net Assets
Applicable to 24,135,908 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $563,144
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                         $23.33
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 20,533,025 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $479,100
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL PLUS SHARES                    $23.33
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       INSTITUTIONAL TOTAL STOCK
                                                               MARKET INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                            $ 15,864
  Interest                                                                   71
  Security Lending                                                           86
--------------------------------------------------------------------------------
    Total Income                                                         16,021
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative
      Institutional Shares                                                  176
      Institutional Plus Shares                                             166
--------------------------------------------------------------------------------
    Total Expenses                                                          342
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,679
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (35,903)
  Futures Contracts                                                         924
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (34,979)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 287,436
  Futures Contracts                                                         412
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        287,848
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $268,548
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      INSTITUTIONAL TOTAL STOCK
                                                           MARKET INDEX FUND
                                                      --------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                      --------------------------
                                                             2003           2002
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 15,679      $ 18,195
  Realized Net Gain (Loss)                                (34,979)     (110,317)
  Change in Unrealized Appreciation (Depreciation)        287,848      (212,323)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                             268,548      (304,445)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Institutional Shares                                   (5,582)       (4,572)
    Institutional Plus Shares                             (10,097)      (13,622)
  Realized Capital Gain
    Institutional Shares                                       --             --
    Institutional Plus Shares                                  --             --
--------------------------------------------------------------------------------
    Total Distributions                                   (15,679)      (18,194)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Institutional Shares                                    230,314       (36,344)
  Institutional Plus Shares                              (366,054)     (263,357)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                   (135,740)     (299,701)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               117,129      (622,340)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     925,115     1,547,455
--------------------------------------------------------------------------------
  End of Period                                        $1,042,244      $925,115
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES

--------------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                                                DECEMBER 31,    AUG. 31* TO
                                                             -----------------     DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003       2002         2001
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $18.00     $23.10      $ 22.72
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .33        .32         .098
  Net Realized and Unrealized Gain (Loss) on Investments       5.33      (5.10)        .421
--------------------------------------------------------------------------------------------
    Total from Investment Operations                           5.66      (4.78)        .519
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.33)      (.32)       (.139)
  Distributions from Realized Capital Gains                      --         --           --
--------------------------------------------------------------------------------------------
    Total Distributions                                        (.33)      (.32)       (.139)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $23.33     $18.00       $23.10
============================================================================================
TOTAL RETURN                                                  31.70%    -20.77%        2.33%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $563       $245         $358
  Ratio of Total Expenses to Average Net Assets                0.06%      0.06%     0.06%**
  Ratio of Net Investment Income to Average Net Assets         1.62%      1.45%     1.33%**
  Portfolio Turnover Rate                                        11%         9%         15%
============================================================================================

*Inception.
**Annualized.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL PLUS SHARES

--------------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                                                DECEMBER 31,    AUG. 31* TO
                                                             -----------------     DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003       2002         2001
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $18.00     $23.10      $25.00
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .337       .327         .151
  Net Realized and Unrealized Gain (Loss) on Investments      5.330     (5.100)      (1.900)
--------------------------------------------------------------------------------------------
    Total from Investment Operations                          5.667     (4.773)      (1.749)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.337)     (.327)       (.151)
  Distributions from Realized Capital Gains                      --         --           --
--------------------------------------------------------------------------------------------
    Total Distributions                                       (.337)     (.327)       (.151)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $23.33     $18.00       $23.10
============================================================================================
TOTAL RETURN                                                  31.74%    -20.74%       -6.96%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $479       $680       $1,189
  Ratio of Total Expenses to Average Net Assets              0.025%     0.025%     0.025%**
  Ratio of Net Investment Income to Average Net Assets        1.64%      1.48%      1.36%**
  Portfolio Turnover Rate                                       11%         9%          15%
============================================================================================

*Inception.
**Annualized.





SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $200 million and $500 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the fund had no ordinary income available for distribution. The fund had available realized losses of $155,692,000 to offset future net capital gains of $4,981,000 through December 31, 2009, $99,548,000 through December 31, 2010, $44,357,000 through December
31, 2011, and $6,806,000 through December 31, 2012.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $45,468,000, consisting of unrealized gains of $162,311,000 on securities that had risen in value since their purchase and $116,843,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                          (000)
                                           -------------------------------------
                                            AGGREGATE                 UNREALIZED
                         NUMBER OF         SETTLEMENT               APPRECIATION
FUTURES CONTRACTS   LONG CONTRACTS              VALUE             (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                   17             $4,720                       $165
S&P MidCap 400 Index             3                864                         12
Russell 2000 Index               4              1,115                         25
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

D. During the year ended December 31, 2003, the fund purchased $99,947,000 of investment securities and sold $233,004,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $1,087,000, for which the fund held cash collateral of $1,249,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------

                                                     2003                       2002
                                           ----------------------      ---------------------
                                              AMOUNT       SHARES        AMOUNT      SHARES
                                               (000)        (000)         (000)       (000)
--------------------------------------------------------------------------------------------
Institutional Shares
  Issued                                   $ 290,822       13,540      $ 35,745       1,787
  Issued in Lieu of Cash Distributions         4,901          235         4,572         238
  Redeemed                                   (65,409)      (3,260)      (76,661)     (3,919)
                                           -------------------------------------------------
    Net Increase (Decrease)--
    Institutional Shares                     230,314       10,515       (36,344)     (1,894)
                                           -------------------------------------------------
Institutional Plus Shares
  Issued                                      53,910        2,434        56,247       3,294
  Issued in Lieu of Cash Distributions         1,781           90         2,538         131
  Redeemed                                  (421,745)     (19,760)     (322,142)    (17,132)
                                           -------------------------------------------------
    Net Increase (Decrease)--
    Institutional Plus Shares               (366,054)     (17,236)     (263,357)    (13,707)
--------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Institutional Total Stock Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004





--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

This information for the fiscal year ended December 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 95.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund distributed the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts,
New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

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

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------


                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), 500, and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335







(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q8710 022004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES.

AUDIT FEES OF THE REGISTRANT
Fiscal Year Ended December 31, 2003: $0
Fiscal Year Ended December 31, 2002: $0

AGGREGATE AUDIT FEES OF REGISTERED INVESTMENT COMPANIES IN THE VANGUARD GROUP Fiscal Year Ended December 31, 2003: $1,660,800
Fiscal Year Ended December 31, 2002: $1,620,200

(B) AUDIT-RELATED FEES.

Fiscal Year Ended December 31, 2003: $324,460
Fiscal Year Ended December 31, 2002: $420,280
Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(C) TAX FEES.

Fiscal Year Ended December 31, 2003: $409,900
Fiscal Year Ended December 31, 2002: $103,200
Includes fees billed in connection with compliance, planning, and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income, excise, and stamp taxes.

(D) ALL OTHER FEES.

Fiscal Year Ended December 31, 2003: $31,000
Fiscal Year Ended December 31, 2002: $367,500
Includes fees billed in connection with benefit plans and statements, risk management, privacy matters, educational training materials, and other business advisory services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(E) (1) PRE-APPROVAL POLICIES. The policy of the Registrant's Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and permitted non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant's independence.
     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant's independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant's independence.
     The Registrant's Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4)other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant's fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant's engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(G) AGGREGATE NON-AUDIT FEES.

Fiscal Year Ended December 31, 2003: $440,900
Fiscal Year Ended December 31, 2002: $470,700
Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant's independence.


ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) Code of Ethics
         (b) Certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD INSTITUTIONAL INDEX FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: February 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD INSTITUTIONAL INDEX FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: February 20, 2004

      VANGUARD INSTITUTIONAL INDEX FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: February 20, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.